                                               Registration No.________________
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ____________________

                                 F O R M   T-1

Statement of Eligibility and Qualification Under The Trust Indenture Act of 1939
                Of A Corporation Designated To Act As Trustee
                             ____________________


                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)


ORGANIZED UNDER THE LAWS OF
THE UNITED STATES OF AMERICA                         74-0800980
(State of incorporation if not                       (I.R.S. employer
      national bank)                                 identification no.)


600 TRAVIS                                           77002
HOUSTON, TEXAS                                       (Zip Code)
(Address of principal executive offices)


                             ____________________

                             SNYDER OIL CORPORATION
              (Exact name of obligor as specified in its charter)


           DELAWARE                                  75-2306158
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)


777 MAIN STREET, SUITE 2500
    FT. WORTH, TEXAS                                   76102
(Address of principal executive offices)             (Zip Code)


            ______% STEP-UP CONVERTIBLE SUBORDINATED NOTES DUE 2001
                      (Title of the indenture securities)
================================================================================

ITEM 1.     General Information.

            Furnish the following information as to the Trustee:

            (a) Name and address of each examining or supervising authority to which it is subject.

                NAME                                           ADDRESS
             ----------                                     -------------
            Comptroller of the Currency                     Washington, D.C.
            Federal Reserve Bank                            Dallas, Texas
            Federal Deposit Insurance Corporation           Washington, D.C.
            National Bank Examiners                         Dallas, Texas

            (b)   Whether it is authorized to exercise corporate trust powers.

            Yes.

ITEM 2.     AFFILIATIONS WITH THE OBLIGOR.

            If the obligor is an affiliate of the Trustee, describe each such affiliation.

            None.

ITEM 16.    LIST OF EXHIBITS.

            List below all exhibits filed as part of this statement of eligibility:

            Exhibit 1. A copy of the Articles of Association of the Trustee as now in effect.
            Exhibit 2. A copy of the certificate of authority of the Trustee to commence business.
            Exhibit 3. A copy of the authorization of the Trustee to exercise corporate trust powers.
            Exhibit 4.  A copy of the existing bylaws of the Trustee.
            Exhibit 5.  Not Applicable.
            Exhibit 6. The consents of the United States institutional trustees required by Section 321(b) of the Trustee Indenture Act of 1939.
            Exhibit 7. A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.
            Exhibit 8.  Not Applicable.
            Exhibit 9.  Not Applicable.

      The answer to Item 2 is based in part on information provided or confirmed by the obligor. The accuracy and completeness of such information is hereby disclaimed by the Trustee.

                                   SIGNATURE


      Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Texas Commerce Bank National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas, and State of Texas, on the ___th day of March, 1994.



                                    TEXAS COMMERCE BANK NATIONAL
                                    ASSOCIATION



                                    By: /s/ GREG DICKEY

                                    Name:  Greg Dickey
                                    Title:  Assistant Vice President

                                   EXHIBIT 1

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION
                              AMENDED AND RESTATED
                            ARTICLES OF ASSOCIATION


      FIRST: The title of this Association shall be TEXAS COMMERCE BANK NATIONAL ASSOCIATION.

      SECOND: The main office of the Association shall be in Houston, County of Harris, State of Texas. The general business of the Association shall be conducted at its main office and its branches.

      THIRD: The Board of Directors of this Association shall consists of not less than five nor more than twenty-five qualified persons, the exact number of Directors within such minimum and maximum limits to fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof.
Unless otherwise provided by the laws of the United States, any vacancy in the Board of Directors for any reason, including an increase in the number thereof, may be filled by action of the Board of Directors.

      FOURTH: The annual meeting of the shareholders for the election of Directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office or such other place as the Board of Directors may designate, on the day of each year specified therefor in the Bylaws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the Board of Directors.

Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Association entitled to vote for election of directors. Nominations, other than those made by or on behalf of the existing management of the Association, shall be made in writing and shall be delivered or mailed to the Chairman or the President of the Association and to the Comptroller of the Currency, Washington, D. C., not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 21 days notice of the meeting is given to the shareholder, such nomination shall be mailed or delivered to the Chairman or President of the Association and to the Comptroller of the Currency not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Association that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Association owned by the notifying shareholder. Nominations not made in accordance herewith may, in his discretion, be disregarded by the Chairman of the meeting and, upon his instructions, the vote tellers may disregard all votes for each such nominee.

      FIFTH: The amount of authorized capital stock of this Association shall be

$612,895,000 divided into 61,289,500 shares of common stock of the par value per share of Ten Dollars ($10.00), but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

No holder of shares of the capital stock of any class of this Association shall have any preemptive or preferential right of subscription to any shares of any class of stock of this Association, whether now or hereafter authorized, or to any obligations convertible into stock of this Association, issued or sold, nor any right of subscription to any thereof other than such, if any, as the Board of Directors, in its discretion, may from time to time determine and at such price as the Board of Directors may from time to time fix.

The Association, at any time and from time to time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

      SIXTH: The Board of Directors shall appoint one of its members President of this Association, who shall be Chairman of the Board, unless the Board appoints another director to be the Chairman. The Board of Directors shall have the power to appoint one or more Vice Presidents and to appoint a Cashier and such other officers and employees as may be required to transact the business of this Association.

The Board of Directors shall have the power to define the duties of the officers and employees of the Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the Association shall be made; to manage and administer the business and affairs of the Association; to make all Bylaws that it may be lawful for them to make; and generally to do and perform all acts that it may be legal for a Board of Directors to do and perform.

      SEVENTH: The Board of Directors shall have the power to change the location of the main office to any other place within the limits of the City of Houston, Texas, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency, and shall have the power to establish or change the location of any branch or branches of the Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

      EIGHTH: The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

      NINTH: The Board of Directors of this Association, or any three or more shareholders owning, in the aggregate, not less than 25 percent of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place and purpose of every annual and special meeting of the shareholders shall be given by first class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at his address as shown upon the books of this Association.

      TENTH: No director of this Association shall be liable to this Association or its shareholders for monetary damages for an act or omission in the director's capacity as a director, except for liability for (i) a breach of a director's duty of loyalty to this Association or its shareholders, (ii) an act or omission not in good faith or that involves intentional misconduct or a knowing violation of the law, (iii) a transaction from which a director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office, (iv) an act or omission for which the liability of a director is expressly provided for by statute, or (v) an act related to an unlawful stock repurchase or payment of a dividend. If the Texas Business Corporation Act, the Texas Miscellaneous Corporation Laws Act or other applicable state or federal banking law or regulation is amended after approval by the shareholders of this article to authorize corporate action further eliminating or limiting the liability of directors, then the liability of a director of this Association shall be eliminated or limited to the fullest extent permitted by the Texas Business Corporation Act, the Texas Miscellaneous Corporation Laws Act or other applicable state law or Federal banking law or regulation as so amended or enacted.

Any repeal or modification of the foregoing paragraph by the shareholders shall not adversely affect any right or protection of a director existing at the time of such repeal or modification.

      ELEVENTH: These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this Association, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.

                                   EXHIBIT 2

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION

                            SECRETARY'S CERTIFICATE

I, Susan E. Gross, hereby certify that I am an Assistant Secretary of Texas Commerce Bank National Association (the "Bank") and in such capacity am generally familiar with the Bank's corporate records and that:

      1. The Bank is a national banking association duly and validly existing under the laws of the United States of America, is duly authorized to transact business as a national banking association and is authorized to act in all fiduciary capacities pursuant to 12 U.S.C. 92a. The charter number of the Bank is 10225.

      2. On September 15, 1993, the Bank purchased the stock of Ameritrust Texas National Association, charter number 21665. Effective September 15, 1993, the name of Ameritrust Texas National Association was changed to Texas Commerce Trust Company, National Association. Attached hereto as Exhibit A is a true and correct copy of a letter from the Office of the Comptroller of the Currency ("OCC") evidencing such change of name.

      3. Effective December 17, 1993, Texas Commerce Trust Company, National Association was merged with and into the Bank. Attached hereto as Exhibit B is a true and correct copy of a letter of OCC officially certifying to such merger.

      4. Attached hereto as Exhibit C is a true and correct of the Articles of Association of the Bank in effect as of the date set forth below.

IN WITNESS WHEREOF, the undersigned has executed this certificate this 14th day of February, 1994, at Dallas, Texas.

                                    Texas Commerce Bank National Association



                                    By: /s/ SUSAN E. GROSS
                                        Susan E. Gross
                                        Assistant Secretary

                                                                     EXHIBIT "A"

(LOGO)

Comptroller of the Currency
Administrator of National Banks

Southwestern District Office
1600 Lincoln Plaza
500 North Akard Street
Dallas, Texas 75201-3394

September 22, 1993

Annette L. Tripp
Texas Commerce Trust Company, N. A.
3400 Texas Commerce Tower
Houston, Texas 77002-3004

Re:   Change in Corporate Title
      Application Control No. 93-SW-04-012

Dear Ms. Tripp:

The Office of the Comptroller of the Currency (OCC) has received your letter concerning the title change and the appropriate amendment to the articles of association. The OCC has recorded that as of September 15, 1993, the title of Ameritrust Texas National Association, charter number 21665, was changed to Texas Commerce Trust Company, National Association.

As a result of the Garn-St Germain Depository Institutions Act of 1982, the OCC is no longer responsible for the approval of national bank name changes or does it maintain official records on the use of alternate titles. The use of other titles or the retention of the rights to any previously used title is the responsibility of the bank's board of directors. Legal counsel should be consulted to determine whether or not the new title, or any previously used title, could be challenged by competing institutions under the provisions of federal or state law.

Should you have any questions concerning this matter, please contact Gladys Langston, at (214) 720-7052.

Sincerely,

/s/ EDWARD M. GRAVES
Edward M. Graves
Director for Analysis

                                                                     EXHIBIT "B"

(LOGO)

Comptroller of the Currency
Administrator of National Banks

Southwestern District Office
1600 Lincoln Plaza
500 North Akard Street
Dallas, Texas 75201-3394

December 21, 1993

Paul W. Bishop
Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P.
3400 Texas Commerce Tower
Houston, Texas  77002

Re: Application to merge Texas Commerce Trust Company, N.A. with and into Texas Commerce Bank National Association
      Application Control #93-SW-02-071

Dear Mr. Bishop:

This letter is the official certification of the Office of the Comptroller of the Currency (OCC) to merge Texas Commerce Trust Company, N.A. with and into Texas Commerce Bank National Association, Houston, Texas, effective as of December 17, 1993. The resulting bank title is Texas Commerce Bank National Association and the charter number 10225.

Sincerely,

/s/ EDWARD M. GRAVES
Edward M. Graves
Director for compliance and Analysis

                                   EXHIBIT 3

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION

                            SECRETARY'S CERTIFICATE

I, Susan E. Gross, Assistant Secretary of Texas Commerce Bank National Association (the "Bank") hereby certify that on January 12, 1994, at a meeting duly called and convened and at which a quorum was present, the Board of Directors of the Bank adopted the resolutions set forth below, and such resolutions are presently in full force and effect and have not been modified, revoked or rescinded:

RESOLVED, that for the purposes of the following resolutions, the following words shall have the meaning ascribed to them as follows:

"Bank" shall mean Texas Commerce Bank National Association.

"Trust Officer" shall mean any Corporate Trust Officer, any Real Estate Trust Officer, any Petroleum Trust Officer, any Personal Trust Officer, and any Trust Officer of the Bank.

"Senior Officer" shall mean the Chairman of the Board, the President, any Vice Chairman, any Executive Vice President, any Senior Vice President, any Vice President, the General Counsel, the Secretary, the Treasurer and the Cashier of the Bank, and any Chairman, any Vice Chairman, any Executive Vice President, any Senior Vice President and any Vice President of any region of the Bank.

"Senior Trust Officer" shall mean any Senior Corporate Trust Officer, any Senior Real Estate Trust Officer, any Senior Petroleum Trust Officer, any Senior Personal Trust Officer, and any Senior Trust Officer of the Bank.

RESOLVED, that the Chairman of the Board, the President, any Vice Chairman, any Executive Vice President and Trust Officer, any Senior Vice President and Trust Officer, any Vice President and Trust Officer, any Assistant Vice President and Trust Officer, any Senior Trust Officer, and any Trust Officer of the Bank, and any Chairman, President, Vice Chairman, Executive Vice President and Trust Officer, Senior Vice President and Trust Officer, Vice President and Trust Officer, Assistant Vice President and Trust Officer, Senior Trust Officer, or Trust Officer of any region of the Bank be, and each of them hereby is, authorized to execute and deliver for and on behalf of the Bank agreements (including, but not limited to, agency agreements, transfer agency agreements, paying agency agreements, exchange agreements, escrow agreements and other similar agreements), indentures, mortgages, deeds, releases, conveyances, assignments, transfers, leases, demands, proofs of debt, claims, discharges, satisfactions, settlements, petitions, affidavits, receipts, instruments or documents, powers of attorney, records, bonds, undertakings, proxies, other agency powers, authentication certificates appearing on bonds and debentures, registration certificates appearing on stock, bond or debentures certificates and such other documents and instruments, other than secretary's certificates or officer's certificates, as may be necessary and appropriate to carry out the fiduciary or agency powers of the Bank.

RESOLVED, that the Senior Officers, the Chief Financial Officer, the Chief Administrative Officer, the Secretary, any Assistant Secretary, any Assistant Vice President, any Senior Trust Officer, any Trust Officer, and any Assistant Trust Officer of the Bank, and any Executive Vice President and Trust Officer, Senior Vice President and Trust Officer, Vice President and Trust Officer, Assistant Vice President and Trust Officer, Senior Trust Officer and Trust Officer of any region of the Bank be, and each of them hereby is, authorized to countersign, acknowledge or verify accounts, schedules, requisitions, certifications and declarations, other than secretary's certificates or officer's certificates, in connection with the exercise of the fiduciary or agency powers of the Bank.

RESOLVED, that the power and authority conferred to any person pursuant to these resolutions shall include, but not be limited to, the power to execute any other documents and to do and perform such other acts and things as may be necessary or appropriate to consummate the transactions so authorized or to carry out the purposes and intent of such resolutions.

I also certify the Stephen Shrull is a duly elected and acting TCB-Metroplex - Trust Officer of the bank.

EXECUTED effective as of the 14th day of February, 1994, at Dallas, Texas.

                                        Texas Commerce Bank National Association


                                        By: /s/ SUSAN E. GROSS
                                            Susan E. Gross
                                            Assistant Secretary

                                   EXHIBIT 4

                                   BYLAWS OF

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION

                                   __________

                      SECTION 1:  MEETINGS OF SHAREHOLDERS


      SECTION 1.1. ANNUAL MEETINGS. The annual meeting of the shareholders of the Association for the election of directors and for the transaction of such other business as properly may come before such meeting, shall be held at the principal banking office of the Association in Houston, Texas, or such other place authorized by the Board of Directors ("Board"), at 10:30 a.m. on the Wednesday before the third Tuesday in January or as soon thereafter as practicable if, for any reason, the meeting cannot be held at such time or on such date. The Chairman of the Board (hereinafter "Chairman") and the Secretary of the Association shall act as Chairman and Secretary, respectively, of the meeting.

      SECTION 1.2. SPECIAL MEETINGS. Special meetings of the shareholders of the Association may be called by the Chairman or upon the direction of a majority of the Board.

      SECTION 1.3. NOTICE. Unless otherwise provided by law or by the Articles of Association, a notice of the time, place and purpose of every annual and special meeting of the shareholders shall be given by first class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at the shareholder's address as shown on the books of the Association.

      SECTION 1.4. PROXIES. Shareholders may vote at any meeting of the shareholders by proxies duly authorized in writing, but no officer or employee of the Association shall act as proxy. Proxies shall be valid only for the meeting specified therein and any adjournments thereof.

      SECTION 1.5. VOTING RIGHTS. Except as otherwise provided by law or these Bylaws, each shareholder shall be entitled to one vote for each share of stock held, and a majority of votes cast shall decide each matter submitted for a vote.

      SECTION 1.6 RECORD DATE. The record date for determining those shareholders who shall have the right to receive notice of and to vote at meetings of shareholders shall be set by the Board or, if the Board fails to set such date, by the Chairman. The record date shall be not less than ten and not more than fifty days prior to the date of the meeting.

                             SECTION 2:  DIRECTORS

      SECTION 2.1. NUMBER. Unless applicable law shall permit a greater number, the Board of the Association shall consist of such persons, not less than five nor more than twenty-five, as from time to time shall be fixed and determined by a majority of the full Board or by resolution of a majority of the outstanding shares of stock of the Association at the annual or any special meeting of the shareholders.

      SECTION 2.2. TERM. The directors of the Association shall hold office until the annual meeting of shareholders next following their election and until their successors have been elected and qualified unless removed according to the provisions of the Articles of Association or these Bylaws.

      SECTION 2.3. VACANCIES. Any vacancies occurring in the Board for any reason may, subject to the provisions of Section 2.1. hereof, be filled by a vote of a majority of the remaining directors, and any director so appointed shall hold office until the next annual meeting of shareholders or until a successor is elected.

      SECTION 2.4. ANNUAL MEETINGS. Following the annual meeting of the shareholders, the Chairman or the Secretary of the meeting shall notify the directors-elect of their election, and they shall meet promptly for the purposes of electing officers of the Association for the ensuing year and for the transaction of such organizational and other business as properly may come before the meeting.

      SECTION 2.5. REGULAR MEETINGS. Regular meetings of the Board shall be held without notice at 10:30 a.m. on the Wednesday before the third Tuesday of each January, April, July and October. Regular meetings of the Board also shall be held each June and December on such date and at such time as the Chairman may prescribe, with notice of such meetings to be given to each member of the Board by telegram, letter, telephone, telecopy or in person. Such meetings shall be held at the principal office of the Association. If any regular meeting of the Board shall fall upon a holiday, the meeting shall be held at the time and place specified in this Section on the next banking business day unless some other date shall be designated by a majority of the Board. A special meeting may be held in lieu of a regular meeting in any given calendar month.

      SECTION 2.6. SPECIAL MEETINGS. Special meetings of the Board may be called either by the Chairman, or in his absence, by the President, or in his absence, by any of the Vice Chairmen of the Board, or at the request of three or more directors. Each member of the Board shall be given notice by telegram, letter, telephone, telecopy or in person stating the time, place and purpose of each such meeting.

      SECTION 2.7. QUORUM. For the transaction of business, a quorum of the Board shall consist of not less than a majority of the entire Board then in office. If, at the time fixed for any meeting, a quorum is not present, the directors in attendance may adjourn the meeting from time to time until a quorum is obtained. The majority of those directors present and voting at any meeting of the Board shall decide each matter considered.

      SECTION 2.8. ADVISORY DIRECTORS. The Board may appoint such advisory directors as it may deem appropriate, each of whom shall hold office until the next annual meeting of the directors following their elections. The advisory directors of the Association shall have the right to attend the meetings of the Board held each January, April, July and October and to advise with the Board concerning the affairs of the Association, but advisory directors shall not have the right to vote.

      SECTION 2.9. RETIREMENT OF DIRECTORS. No person shall be elected to serve as a director or an advisory director of the Association who has attained 68 years of age at the time of such election except in accordance with this Section. Notwithstanding the foregoing, any director or advisory director of the Association who, at the time of the adoption of these Bylaws, is not eligible under the foregoing provision to be elected to such office may be elected to serve in such capacity for one additional term. Any director or advisory director of the Association who, during his or her term of office, ceases to be eligible under the foregoing provision to be elected to such office may continue to serve the remainder of his or her term of office until the next annual meeting of shareholders.

                              SECTION 3:  OFFICERS

      SECTION 3.1. CHAIRMAN. There shall be a Chairman, as designated by the Board. The Chairman shall preside at all meetings of the Board. The Chairman shall preside at all meetings of the Loan and Discount Committee at which the Chairman is present, unless the Chairman shall elect to delegate this duty and responsibility to another officer. The Chairman shall have supervision over and exercise general executive and administrative powers relating to all of the operations and business of the Association. The Chairman shall from time to time assign all officers of this Association their respective powers, duties and responsibilities and shall have and exercise such other powers and duties as from time to time may be conferred upon the Chairman or assigned to the Chairman of the Board.

      SECTION 3.2. PRESIDENT. The President shall be a member of the Board. The President shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice to the office of president or imposed by these Bylaws. The President shall perform such executive and administrative duties as may be assigned to the President by the Board, and in the case of the absence or inability of the Chairman to act, the President shall perform the duties of the Chairman during such absence or inability.

      SECTION 3.3. VICE CHAIRMAN. The Board may appoint one or more of its directors as Vice Chairmen. During the absence of the Chairman and the President, the Vice Chairmen, in the order of their seniority as Vice Chairmen, shall preside at the meetings of the Board. Each Vice Chairman shall perform such executive and administrative duties as may be assigned to such Vice Chairman by the Chairman.

      SECTION 3.4. EXECUTIVE TRUST OFFICER. There shall be an Executive Trust Officer of the Association, appointed by the Board, whose duties shall be to manage, supervise and direct all of the activities of the Trust Department. The Board may appoint other trust officers as it may deem appropriate with such duties as may be designated by the Board or by the Executive Trust Officer.

      SECTION 3.5. SECRETARY AND ASSISTANT SECRETARIES. The Board shall appoint a Secretary, or other designated officer, who shall be secretary of the Board and of the Association and shall keep accurate minutes of all meetings. The Secretary shall attend to the giving of all notices required by these Bylaws; shall be custodian of the corporate seal, records, documents and papers of the Association; shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice, to the office of secretary or cashier, or imposed by these Bylaws; and also shall perform such duties as may be assigned from time to time by the Board or the Chairman. The Board may appoint one or more Assistant Secretaries and/or a Cashier, and each of the Assistant Secretaries and Cashier so appointed shall have the same authority provided by these Bylaws to the Secretary and such other duties as may be assigned by the Board or the Chairman.

      SECTION 3.6. OTHER OFFICERS. The Board may appoint one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, and such other officers with such titles as may from time to time be deemed appropriate for the transaction of the business of the Association. Each such officer shall have such duties as from time to time may be assigned to such officer by the Chairman.

      SECTION 3.7. TERM OF OFFICE. The Chairman, the Vice Chairmen and the President shall hold their offices for the current year for which the Board, of which they are members or advisory members, was elected unless they shall resign, become disqualified or be removed. Such officers may be removed by the Board with or without cause. Any vacancy occurring in such offices shall be filled by the Board. All other persons shall hold the offices to which they are elected subject to removal by the Chairman or by the Board.

      SECTION 3.8. RECORDS OF THE ASSOCIATION. The Secretary shall be responsible for the minute books of the Association, the organizational papers of the Association, the Articles of Association, the returns of elections, the Bylaws, the proceedings of regular and special meetings of the Board and of the shareholders and the reports of the committees of the Board. The minutes of each meeting shall be signed by either the Secretary or an Assistant Secretary or the person acting in such capacity in the absence of the Secretary or an Assistant Secretary and approved by the officer presiding at such meeting.

                             SECTION 4:  COMMITTEES

      SECTION 4.1. BOARD COMMITTEES. Each year at its annual organizational meeting and at such other times as it deems necessary, the Board shall appoint such committees, consisting of directors and/or advisory directors, as it deems appropriate, specifying the authority and responsibilities of each such committee. Such committees shall include at least an Examining and Audit Committee, a Trust Audit Committee, a Trust Committee and a Nominating Committee and any other committee required by law. Any advisory director appointed to a committee shall have the right to attend meetings of the committee and to advise the committee but shall not have the right to vote.

      SECTION 4.2. MANAGEMENT COMMITTEES. Not less than annually the Chairman shall appointment a Loan and Discount Committee and such other management committees and subcommittees, comprised of officers and/or employees of the Association, as the Chairman deems appropriate, and those committees shall have such powers and responsibilities, not inconsistent with these Bylaws or any resolution of the Board, as the Chairman may specify.

      SECTION 4.3. MINUTES. Each committee shall keep minutes of its meetings, which shall be filed with the Secretary or an Assistant Secretary.

      SECTION 4.4. QUORUM. At least half of the members of a committee shall be required to constitute a quorum for the transaction of such committee's business unless a greater number shall be specifically required in the case of a Board committee by resolution or in the case of a management committee by the Chairman.

                               SECTION 5:  STOCK

      SECTION 5.1. TRANSFER OF SHARES. The capital stock of the Association shall be transferable on the stock certificate books of the Association, and all such transfers shall be recorded therein.

      SECTION 5.2. CERTIFICATES REPRESENTING SHARES. Certificates representing shares of capital stock of the Association shall be in the form approved by the Board and shall be signed manually or by facsimile signature by the Chairman, the President, any Vice Chairman, Executive Vice President or Senior Vice President, and by the Secretary, an Assistant Secretary, or the Cashier. In case any officer who has signed or whose facsimile signature has been placed upon the form of certificate shall have ceased to be such officer before such certificate is issued, such certificate may be issued with the same effect as if the officer were such officer at the date of issuance.

                                SECTION 6:  SEAL

      The seal of this Association shall be in such form as may be from time to time prescribed by the Board. Each of the Secretary, the Assistant Secretaries and such officers of the Association as the Board may direct shall have authority to affix the corporate seal of this Association to any document requiring such seal and to attest the same.

                      SECTION 7:  EXECUTION OF INSTRUMENTS

      All agreements, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, checks, drafts, undertakings, proxies and other instruments or documents may be signed, executed, acknowledged, verified, delivered or accepted in the name of and on behalf of the Association by such officers as the Board may from time to time direct or, if the Board has not directed, then by such officers as the Chairman from time to time directs. The provisions of this Section 7 are supplementary to any other provision of these Bylaws.

                           SECTION 8:  BANKING HOURS

      Except as otherwise provided by law, the Association shall be open for business on such days of the week and during such hours as the Chairman or his designee may direct.

                          SECTION 9:  INDEMNIFICATION

      The Association shall indemnify and advance expenses to all directors, advisory directors, officers, employees and agents of the Association, and to all persons who are or were serving at the request of the Association as a director, advisory director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, association, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise to the maximum extent allowed by the Texas Business Corporation Act or other applicable state law, Federal banking law and/or regulations.

                       SECTION 10:  AMENDMENTS TO BYLAWS

      These Bylaws may be amended, altered or repealed at any meeting of the Board by a vote of a majority of the full Board. In addition, the Association's shareholders may repeal, alter or amend these Bylaws even though the Bylaws also may be amended or repealed by the Board.

                                   EXHIBIT 6

      Texas Commerce Bank National Association, as a condition to qualification under the Trust Indenture Act of 1939, consents that reports of examinations by federal, state, territorial, or district authorities may be furnished by such authorities to the Securities and Exchange Commission of the United States upon request of said Commission for said reports, as provided in Section 321 of said Trust Indenture Act of 1939.

                                 TEXAS COMMERCE BANK NATIONAL ASSOCIATION


                                 By: /s/ GREG DICKEY
                                 Title:  Assistant Vice President
                                         Dated:  March ___, 1994

                                   EXHIBIT 7

                                Board of Governors of the Federal Reserve System OMB Number 7100-0036
                                Federal Deposit Insurance Corporation
                                OMB Number 3064-0052
                                Office of the Comptroller of the Currency
                                OMB Number 1557-0081
                                Expires February 28, 1995

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL
                                                                          (1)
                                Please refer to page i,
(LOGO)                          Table of Contents, for
                                the required disclosure
                                of estimated burden.

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICE -- FFIEC 031
                                                    (931231)
REPORT AT THE CLOSE OF BUSINESS DECEMBER 31, 1993  (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Kenneth L. Tilton, EVP & Controller
  Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ KENNETH L. TILTON
Signature of Officer Authorized to Sign Report

January 27, 1994
Date of Signature

FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANKS: Return the original and one copy to the appropriate Federal Reserve District Bank.

STATE NONMEMBER BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2139 Espey Court, Crofton, MD 21114.

This report form is to be filed by bank with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Marc J. Shapiro                   /s/ MARC J. SHAPIRO
Director (Trustee)

Alan R. Buckwalter, III           /s/ ALAN R. BUCKWALTER, III
Director (Trustee)

Robert C. Hunter                  /s/ ROBERT C. HUNTER
Director (Trustee)

NATIONAL BANKS: Return the original only in the special return address envelope, provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2139 Espey Court, Crofton, MD 21114.

FDIC Certificate Number    03263
                        (RCRI 9060)

CALL NO. 186                 31               12-31-93
CERT:  03263              00373   STBK         48-3926
TEXAS COMMERCE BANK NATIONAL ASSOCIA
P.O. BOX 2558
HOUSTON, TX 77252

  Board of Governors of the Federal Reserve System, Federal Deposit Insurance
            Corporation, Office of the Comptroller of the Currency

                                                                       FFIEC 031
                                                                          Page
                                                                           (2)

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices

TABLE OF CONTENTS

SIGNATURE PAGE                                                                            Cover

REPORT OF INCOME
Schedule RI -- Income Statement . . . . . . . . . . . . . . . . . . . . . . . . .    RI-1, 2, 3
Schedule RI-A -- Changes in Equity Capital  . . . . . . . . . . . . . . . . . . .          RI-3
Schedule RI-B -- Charge-offs and Recoveries and Changes in
  Allowance for Loan and Lease Losses   . . . . . . . . . . . . . . . . . . . . .       RI-4, 5
Schedule RI-C -- Applicable Income Taxes by
  Taxing Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          RI-5
Schedule RI-D -- Income from International Operation  . . . . . . . . . . . . . .          RI-6
Schedule RI-E -- Explanations . . . . . . . . . . . . . . . . . . . . . . . . . .       RI-7, 8

REPORT OF CONDITION
Schedule RC -- Balance Sheet  . . . . . . . . . . . . . . . . . . . . . . . . . .       RC-1, 2
Schedule RC-A -- Cash and Balances Due
  From Depository Institutions  . . . . . . . . . . . . . . . . . . . . . . . . .          RC-3
Schedule RC-B -- Securities . . . . . . . . . . . . . . . . . . . . . . . . . . .       RC-4, 5
Schedule RC-C -- Loans and Lease Financing
  Receivables:
    Part I. Loans and Leases  . . . . . . . . . . . . . . . . . . . . . . . . . .       RC-6, 7
    Part II. Loans to Small Business and Small Farms (included
      in the forms for June 30 only)  . . . . . . . . . . . . . . . . . . . . . .     RC-7a, 7b
Schedule RC-D -- Assets Held in Trading Accounts in
  Domestic Offices Only (to be completed only by banks
  with $1 billion or more in total assets)  . . . . . . . . . . . . . . . . . . .          RC-8
Schedule RC-E -- Deposit Liabilities  . . . . . . . . . . . . . . . . . . . . . .      RC-9, 10
Schedule RC-F -- Other Assets . . . . . . . . . . . . . . . . . . . . . . . . . .         RC-11
Schedule RC-G -- Other Liabilities  . . . . . . . . . . . . . . . . . . . . . . .         RC-11
Schedule RC-H -- Selected Balance Sheet Items for
  Domestic Offices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         RC-12
Schedule RC-I -- Selected Assets and Liabilities
  of IBFs   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         RC-12
Schedule RC-K -- Quarterly Averages . . . . . . . . . . . . . . . . . . . . . . .         RC-13
Schedule RC-L -- Off-Balance Sheet Items  . . . . . . . . . . . . . . . . . . . .     RC-14, 15
Schedule RC-M -- Memoranda  . . . . . . . . . . . . . . . . . . . . . . . . . . .     RC-16, 17
Schedule RC-N -- Past Due and Nonaccrual Loans,
  Leases, and Other Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . .     RC-18, 19
Schedule RC-O -- Other Data for Deposit
  Insurance Assessments   . . . . . . . . . . . . . . . . . . . . . . . . . . . .     RC-19, 20
Schedule RC-R -- Risk-Based Capital . . . . . . . . . . . . . . . . . . . . . . .     RC-21, 22
Optional Narrative Statement Concerning the
  Amounts Reported in the Reports of
  Condition and Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         RC-23
Special Report (to be completed by all banks)
Schedule RC--J -- Repricing Opportunities (sent only to
  and to be completed only by savings banks)

Disclosure of Estimated Burden

The estimated average burden associated with this information collection is
29.2 hours per respondent and is estimated to vary from 14.6 to 150 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaing data in the requiring form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

For information or assistance, national and state nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington D.C. 20249, toll free on (800) 688-FDIC (3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

CALL NO. 186              31               12-31-93
CERT:  03263              00373   STBK     48-3926
TEXAS COMMERCE BANK NATIONAL ASSOCIA
P.O. BOX 2558
HOUSTON, TX 77252

                             FDIC OMB No. 3064-0074
                            Expiration Date: 7/31/96

                         Disclosure of Estimated Burden
The estimated average burden associated with this information collection is 2.5 hours per respondent. Burden estimates include the time for reviewing instructions and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Management and Budget. Paperwork Reduction Project 93064- 0074), Washington, D.C. 20503, and to the Assistant Executive Secretary (Administration), Room F-400. Federal Deposit Insurance Corporation, Washington, D.C. 20429.

Advance notification of planned rapid growth is required by Section 304.6 of the Federal Deposit Insurance Corporation's Rules and Regulations (12 C.F.R. 304.6). Notices received will be treated as confidential by the FDIC.

                      NOTIFICATION OF PLANNED RAPID GROWTH

         Does your bank intend to undertake any special funding plan or arrangement (as defined below) designed to increase its assets by more than 7.5 percent during the next three months?

                 YES / /          If "YES is Marked:

                                  File the completed notification form with the appropriate FDIC Regional Director for Supervision. A listing of FDIC Regional Directors appears on the reverse side of this form National banks should also file a copy of this notification form with the appropriate District Deputy Comptroller. State member banks should also file a copy of this notification form with the appropriate Federal Reserve District Bank. Do not submit this notification form with your completed Reports of condition and income (Call Reports).

                 NO  /X/          If "NO" is marked:

                                  Do not file this notification form with any federal bank regulatory agency. The notification form should be retained in your bank's records and be available for examiner inspection.

DEFINITION

A "special funding plan or arrangement" is any effort to increase the assets of a bank through (a) the solicitation and acceptance of fully insured deposits obtained from or through the mediation of brokers or affiliates, (b) the solicitation of fully insured deposits outside your bank's normal trade area, or (c) secured borrowings, including repurchase agreements.

Your bank may not implement any special funding plan or arrangement for 30 days following the date on which your notification is mailed or placed in some other delivery system for transmission to the appropriate FDIC Regional Director.

                   ________________________________________

Question concerning the FDIC's rapid growth notification requirement should be directed to your bank's primary federal bank regulatory agency.



/s/ KENNETH L. TILTON                      January 27, 1994
Signature of Authorized Officer            Date


Kenneth L. Tilton, EVP & Controller        (713) 216-5263
Name and Title of Authorized Officer       Area Code/Telephone Number

FDIC 6331/01 (12-93)

CERT: 03263    00373   STBK 48-3926                                12-31-93
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                           FFIEC 031
P.O. BOX 2558                                                      PAGE RI-1
HOUSTON, TX  77252                                                     (3)


FDIC CERTIFICATE NUMBER: 03263

CONSOLIDATED REPORT OF INCOME FOR THE PERIOD:
January 1, 1993 - December 31, 1993

ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE BASIS IN THOUSANDS OF DOLLARS.

                                                                                            |------------|
SCHEDULE RI-INCOME STATEMENT                                                                |    I480    | <---
                                                                                      |------------------|
                                                          DOLLAR AMOUNTS IN THOUSANDS |RIAD BIL Mil Thou |
- --------------------------------------------------------------------------------------|------------------|
1. INTEREST INCOME:                                                                   |//////////////////|
   a. INTEREST AND FEE INCOME ON LOANS:                                               |//////////////////|
     (1) IN DOMESTIC OFFICES:                                                         |//////////////////|
        (a) LOANS SECURED BY REAL ESTATE..............................................|4011      194,705 | 1.a.(1)(a)
        (b) LOANS TO DEPOSITORY INSTITUTIONS..........................................|4019          530 | 1.a.(1)(b)
        (c) LOANS TO FINANCE AGRICULTURAL PRODUCTION AND OTHER LOANS                  |//////////////////|
            TO FARMERS................................................................|4024        4,140 | 1.a.(1)(c)
        (d) COMMERCIAL AND INDUSTRIAL LOANS...........................................|4012      203,569 | 1.a.(1)(d)
        (e) ACCEPTANCES OF OTHER BANKS................................................|4026           16 | 1.a.(1)(e)
        (f) LOANS TO INDIVIDUALS FOR HOUSEHOLD, FAMILY, AND                           |//////////////////|
            OTHER PERSONAL EXPENDITURES:                                              |//////////////////|
           (1) CREDIT CARDS AND RELATED PLANS.........................................|4054        9,818 | 1.a.(1)(f)(1)
           (2) OTHER..................................................................|4055       91,267 | 1.a.(1)(f)(2)
        (g) LOANS TO FOREIGN GOVERNMENTS AND OFFICIAL INSTITUTIONS....................|4056       18,578 | 1.a.(1)(g)
        (h) OBLIGATIONS (OTHER THAN SECURITIES AND LEASES) OF STATES                  |//////////////////|
            AND POLITICAL SUBDIVISIONS IN THE U.S.:                                   |//////////////////|
           (1) TAXABLE OBLIGATIONS....................................................|4503            0 | 1.a.(1)(h)(1)
           (2) TAX-EXEMPT OBLIGATIONS.................................................|4504       24,527 | 1.a.(1)(h)(2)
        (I) ALL OTHER LOANS IN DOMESTIC OFFICES.......................................|4058      105,705 | 1.a.(1)(i)
     (2) IN FOREIGN OFFICES, EDGE AND AGREEMENT SUBSIDIARIES, AND IBFS................|4059       14,864 | 1.a.(2)
   b. INCOME FROM LEASE FINANCING RECEIVABLES:                                        |//////////////////|
     (1) TAXABLE LEASES...............................................................|4505       17,691 | 1.b.(1)
     (2) TAX-EXEMPT LEASES............................................................|4307            0 | 1.b.(2)
   c. INTEREST INCOME ON BALANCES DUE FROM DEPOSITORY INSTITUTIONS:(1)                |//////////////////|
     (1) IN DOMESTIC OFFICES..........................................................|4105           48 | 1.c.(1)
     (2) IN FOREIGN OFFICES, EDGE AND AGREEMENT SUBSIDIARIES, AND IBFs................|4106          314 | 1.c.(2)
   d. INTEREST AND DIVIDEND INCOME ON SECURITIES:                                     |//////////////////|
     (1) U.S. TREASURY SECURITIES AND U.S. GOVERNMENT AGENCY AND                      |//////////////////|
         CORPORATION OBLIGATIONS......................................................|4027      158,890 | 1.d.(1)
     (2) SECURITIES ISSUED BY STATES AND POLITICAL SUBDIVISIONS                       |//////////////////|
         IN THE U.S.:                                                                 |//////////////////|
        (a) TAXABLE SECURITIES........................................................|4506            3 | 1.d.(2)(a)
        (b) TAX-EXEMPT SECURITIES.....................................................|4507          121 | 1.d.(2)(b)
     (3) OTHER DOMESTIC DEBT SECURITIES ..............................................|3657       25,940 | 1.d.(3)
     (4) FOREIGN DEBT SECURITIES .....................................................|3658           46 | 1.d.(4)
     (5) EQUITY SECURITIES (INCLUDING INVESTMENTS IN MUTUAL FUNDS)....................|3659        2,664 | 1.d.(5)
   e. INTEREST INCOME FROM ASSETS HELD IN TRADING ACCOUNTS............................|4069        2,530 | 1.e.
                                                                                      |------------------|

- ---------------
(1) INCLUDES INTEREST INCOME ON TIME CERTIFICATES OF DEPOSIT NOT HELD IN TRADING ACCOUNTS.

CERT: 03263    00373   STBK 48-3926                                12-31-93
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                           FFIEC 031
P.O. BOX 2558                                                      PAGE RI-2
HOUSTON, TX  77252                                                     (4)
SCHEDULE RI-CONTINUED

                                                                             |------------------|
                                                 DOLLAR AMOUNTS IN THOUSANDS |RIAD Bil Mil Thou |
- -----------------------------------------------------------------------------|------------------|
 1. INTEREST INCOME (CONTINUED)                                              |//////////////////|
   f. INTEREST INCOME ON FEDERAL FUNDS SOLD AND SECURITIES PURCHASED         |//////////////////|
      UNDER AGREEMENTS TO RESELL IN DOMESTIC OFFICES OF THE BANK AND OF      |//////////////////|
      ITS EDGE AND AGREEMENT SUBSIDIARIES, AND IN IBFs.......................|4020      148,610 | 1.f.
   g. TOTAL INTEREST INCOME (SUM OF ITEMS 1.a. THROUGH 1.f.).................|4107    1,024,576 | 1.g.
 2. INTEREST EXPENSE:                                                        |//////////////////|
   a. INTEREST ON DEPOSITS:                                                  |//////////////////|
     (1) INTEREST ON DEPOSITS IN DOMESTIC OFFICES:                           |//////////////////|
        (a) TRANSACTION ACCOUNTS (NOW ACCOUNTS, ATS ACCOUNTS, AND            |//////////////////|
            TELEPHONE AND PREAUTHORIZED TRANSFER ACCOUNTS)...................|4508       32,262 | 2.a.(1)(a)
        (b) NONTRANSACTION ACCOUNTS:                                         |//////////////////|
           (1) MONEY MARKET DEPOSIT ACCOUNTS (MMDAs).........................|4509       29,942 | 2.a.(1)(b)(1)
           (2) OTHER SAVINGS DEPOSITS........................................|4511       65,154 | 2.a.(1)(b)(2)
           (3) TIME CERTIFICATES OF DEPOSIT OF $100,000 OR MORE..............|4174       28,824 | 2.a.(1)(b)(3)
           (4) ALL OTHER TIME DEPOSITS.......................................|4512       95,383 | 2.a.(1)(b)(4)
     (2) INTEREST ON DEPOSITS IN FOREIGN OFFICES, EDGE AND AGREEMENT         |//////////////////|
         SUBSIDIARIES, AND IBFs..............................................|4172       10,598 | 2.a.(2)
   b. EXPENSE OF FEDERAL FUNDS PURCHASED AND SECURITIES SOLD UNDER           |//////////////////|
      AGREEMENTS TO REPURCHASE IN DOMESTIC OFFICES OF THE BANK AND OF        |//////////////////|
      ITS EDGE AND AGREEMENT SUBSIDIARIES, AND IN IBFs.......................|4180       21,666 | 2.b.
   c. INTEREST ON DEMAND NOTES ISSUED TO THE U.S. TREASURY AND ON            |//////////////////|
      OTHER BORROWED MONEY...................................................|4185       19,337 | 2.c.
   d. INTEREST ON MORTGAGE INDEBTEDNESS AND OBLIGATIONS UNDER                |//////////////////|
      CAPITALIZED LEASES.....................................................|4072        2,514 | 2.d.
   e. INTEREST ON SUBORDINATED NOTES AND DEBENTURES .........................|4200       25,003 | 2.e.
   f. TOTAL INTEREST EXPENSE (SUM OF ITEMS 2.a. THROUGH 2.e.)................|4073      330,683 | 2.f--------------------|
 3. NET INTEREST INCOME (ITEM 1.g. MINUS 2.f.)...............................|//////////////////|4074            693,893 | 3.
 4. PROVISIONS:                                                              |//////////////////|------------------------|
    a. PROVISION FOR LOAN AND LEASE LOSSES...................................|//////////////////|4230                683 | 4.a
    b. PROVISION FOR ALLOCATED TRANSFER RISK.................................|//////////////////|4243              2,290 | 4.b
 5. NONINTEREST INCOME:                                                      |//////////////////|------------------------|
    a. INCOME FROM FIDUCIARY ACTIVITIES......................................|4070       98,551 | 5.a
    b. SERVICE CHARGES ON DEPOSIT ACCOUNTS IN DOMESTIC OFFICES...............|4080      144,548 | 5.b
    c. TRADING GAINS (LOSSES) AND FEES FROM FOREIGN EXCHANGE                 |//////////////////|
       TRANSACTIONS..........................................................|4075       10,491 | 5.c
    d. OTHER FOREIGN TRANSACTION GAINS (LOSSES)..............................|4076          103 | 5.d
    e. GAINS (LOSSES) AND FEES FROM ASSETS HELD IN TRADING ACCOUNTS..........|4077       13,900 | 5.e
    f. OTHER NONINTEREST INCOME:                                             |//////////////////
      (1) OTHER FEE INCOME ..................................................|5407      102,440 | 5.f.(1)
      (2) ALL OTHER NONINTEREST INCOME * ....................................|5408       29,099 | 5.f.(2)----------------|
    g. TOTAL NONINTEREST INCOME (SUM OF 5.a. THROUGH 5.f.)...................|//////////////////|4079            399,132 | 5.g
 6. GAINS (LOSSES) ON SECURITIES NOT HELD IN TRADING ACCOUNTS................|//////////////////|4091                  0 | 6.
 7. NONINTEREST EXPENSE:                                                     |//////////////////|------------------------|
    a. SALARIES AND EMPLOYEE BENEFITS........................................|4135      342,867 | 7.a
    b. EXPENSES OF PREMISES AND FIXED ASSETS (NET OF RENTAL INCOME)          |//////////////////|
       (EXCLUDING SALARIES AND EMPLOYEE BENEFITS AND MORTGAGE INTEREST)..... |4217      108,169 | 7.b
   c. OTHER NONINTEREST EXPENSE * ...........................................|4092      361,554 | 7.c--------------------|
   d. TOTAL NONINTEREST EXPENSE (SUM OF ITEMS 7.a. THROUGH 7.c.).............|//////////////////|4093            812,590 | 7.d
 8. INCOME (LOSS) BEFORE INCOME TAXES AND EXTRAORDINARY ITEMS AND OTHER      |//////////////////|------------------------|
    ADJUSTMENTS (ITEM 3 PLUS OR MINUS ITEMS 4.a., 4.b., 5.g., 6, AND 7.d.)...|//////////////////|4301            277,462 | 8.
 9. APPLICABLE INCOME TAXES (ON ITEM 8)......................................|//////////////////|4302            102,291 | 9.
10. INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS AND OTHER ADJUSTMENTS           |//////////////////|------------------------|
    (ITEM 8 MINUS ITEM 9)....................................................|//////////////////|4300            175,171 | 10.
11. EXTRAORDINARY ITEMS AND OTHER ADJUSTMENTS:                               |//////////////////|------------------------|
    a. EXTRAORDINARY ITEMS AND OTHER ADJUSTMENTS, GROSS OF INCOME TAXES * ...|4310       14,076 | 11.a
    b. APPLICABLE INCOME TAXES (ON ITEM 11.a.) * ............................|4315       (7,705)| 11.b
    c. EXTRAORDINARY ITEMS AND OTHER ADJUSTMENTS, NET OF INCOME TAXES        |//////////////////|------------------------|
      (ITEM 11.a. MINUS 11.b.)...............................................|//////////////////|4320             21,781 | 11.c
12. NET INCOME (LOSS) (SUM OF ITEMS 10 AND 11.c.)............................|//////////////////|4340            196,952 | 12.
- ---------------------                                                        |------------------|------------------------|

 * DESCRIBE ON SCHEDULE RI-E-EXPLANATIONS

CERT: 03263    00373   STBK 48-3926                                12-31-93
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                           FFIEC 031
P.O. BOX 2558                                                      PAGE RI-3
HOUSTON, TX  77252                                                     (5)

SCHEDULE RI-CONTINUED
                                                                                           |------------|
                                                                                           |Year-to-date|
                                                                                     |------------------|
                                                         DOLLAR AMOUNTS IN THOUSANDS |RIAD Bil Mil Thou |
- -------------------------------------------------------------------------------------|------------------|
MEMORANDA                                                                            |//////////////////|
1. INTEREST EXPENSE INCURRED TO CARRY TAX-EXEMPT SECURITIES, LOANS, AND LEASES       |//////////////////|
   ACQUIRED AFTER AUGUST 7, 1986, THAT IS NOT DEDUCTIBLE FOR FEDERAL INCOME TAX      |//////////////////|
   PURPOSES..........................................................................|4513          600 | M.1.
2. NOT APPLICABLE.................................................................   |//////////////////|
3. ESTIMATED FOREIGN TAX CREDIT INCLUDED IN APPLICABLE INCOME TAXES,                 |//////////////////|
   ITEMS 9 AND 11.B ABOVE............................................................|4309            0 | M.3.
4. TO BE COMPLETED ONLY BY BANKS WITH $1 BILLION OR MORE IN TOTAL ASSETS:            |//////////////////|
   TAXABLE EQUIVALENT ADJUSTMENT TO "INCOME (LOSS) BEFORE INCOME TAXES AND           |//////////////////|
   EXTRAORDINARY ITEMS AND OTHER ADJUSTMENTS" (ITEM 8 ABOVE).........................|1244            0 | M.4.
5. NUMBER OF FULL-TIME EQUIVALENT EMPLOYEES ON PAYROLL AT END OF CURRENT PERIOD      |//////////////////|
   (ROUND TO NEAREST WHOLE NUMBER)...................................................|4150        9,355 | M.5.
                                                                                     |------------------|

SCHEDULE RI-A - CHANGES IN EQUITY CAPITAL

INDICATE DECREASES AND LOSSES IN PARENTHESES.

                                                                                           |------------|
                                                                                           |    I483    | <---
                                                                                     |------------------|
                                                         DOLLAR AMOUNTS IN THOUSANDS |RIAD Bil Mil Thou |
- -------------------------------------------------------------------------------------|------------------|
 1. TOTAL EQUITY CAPITAL ORIGINALLY REPORTED IN THE DECEMBER 31, 1992, REPORTS OF    |//////////////////|
    CONDITION AND INCOME.............................................................|3215      715,012 | 1.
 2. EQUITY CAPITAL ADJUSTMENTS FROM AMENDED REPORT OF INCOME, NET * .................|3216            0 | 2.
 3. AMENDED BALANCE END OF PREVIOUS CALENDAR YEAR (SUM OF ITEMS 1 AND 2).............|3217      715,012 | 3.
 4. NET INCOME (LOSS) (MUST EQUAL SCHEDULE RI, ITEM 12)..............................|4340      196,952 | 4.
 5. SALE, CONVERSION, ACQUISITION, OR RETIREMENT OF CAPITAL STOCK, NET...............|4346      397,726 | 5.
 6. CHANGES INCIDENT TO BUSINESS COMBINATIONS, NET...................................|4356      426,829 | 6.
 7. LESS:  CASH DIVIDENDS DECLARED ON PREFERRED STOCK................................|4470            0 | 7.
 8. LESS:  CASH DIVIDENDS DECLARED ON COMMON STOCK...................................|4460      185,000 | 8.
 9. CUMULATIVE EFFECT OF CHANGES IN ACCOUNTING PRINCIPLES FROM PRIOR YEARS  *        |//////////////////|
   (SEE INSTRUCTIONS FOR THIS SCHEDULE) .............................................|4411            0 | 9.
10. CORRECTIONS OF MATERIAL ACCOUNTING ERRORS FROM PRIOR YEARS *                     |//////////////////|
   (SEE INSTRUCTIONS FOR THIS SCHEDULE) .............................................|4412            0 | 10.
11. CHANGE IN NET UNREALIZED LOSS ON MARKETABLE EQUITY SECURITIES....................|4413       46,990 | 11.
12. FOREIGN CURRENCY TRANSLATION ADJUSTMENTS.........................................|4414            0 | 12.
13. OTHER TRANSACTIONS WITH PARENT HOLDING COMPANY *                                 |//////////////////|
    (NOT INCLUDED IN ITEM 5, 7, OR 8 ABOVE)..........................................|4415       96,274 | 13.
14. TOTAL EQUITY CAPITAL END OF CURRENT PERIOD (SUM OF ITEMS 3 THROUGH 13)           |//////////////////|
    (MUST EQUAL SCHEDULE RC, ITEM 28)................................................|3210    1,694,783 | 14.
                                                                                     |------------------|
- ---------------------

 * DESCRIBE ON SCHEDULE RI-E-EXPLANATIONS

CERT: 03263    00373   STBK 48-3926                                12-31-93
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                           FFIEC 031
P.O. BOX 2558                                                      PAGE RI-4
HOUSTON, TX  77252                                                    (6)

                                                                                                       |------------|
SCHEDULE RI-B - CHARGE-OFFS AND RECOVERIES AND CHANGES IN ALLOWANCE                                    |    I486    | <--
                FOR LOAN AND LEASE LOSSES                                       |-----------------------------------|
PART I. CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES                          |  (Column A)     |  (Column B)     |
                                                                                |  Charge-offs    |  Recoveries     |
PART I EXCLUDES CHARGE-OFFS AND RECOVERIES THROUGH THE                          |-----------------|-----------------|
ALLOCATED TRANSFER RISK RESERVE.                                                |      CALENDAR YEAR-TO-DATE        |
                                                                                |-----------------|-----------------|
                                                    DOLLAR AMOUNTS IN THOUSANDS |RIAD Bil Mil Thou|RIAD Bil Mil Thou|
- --------------------------------------------------------------------------------|-----------------|-----------------|
1. LOANS SECURED BY REAL ESTATE:                                                |/////////////////|/////////////////|
   a. TO U.S. ADDRESSEES (DOMICILE).............................................|4651      12,555 |4661       4,116 | 1.a.
   b. TO NON-U.S. ADDRESSEES (DOMICILE).........................................|4652           0 |4662           0 | 1.b.
2. LOANS TO DEPOSITORY INSTITUTIONS AND ACCEPTANCES OF OTHER BANKS:             |/////////////////|/////////////////|
   a. TO U.S. BANKS AND OTHER U.S. DEPOSITORY INSTITUTIONS......................|4653           0 |4663           0 | 2.a.
   b. TO FOREIGN BANKS..........................................................|4654       3,058 |4664           0 | 2.b.
3. LOANS TO FINANCE AGRICULTURAL PRODUCTION AND OTHER LOANS TO FARMERS..........|4655           0 |4665           0 | 3.
4. COMMERCIAL AND INDUSTRIAL LOANS:                                             |/////////////////|/////////////////|
   a. TO U.S. ADDRESSEES (DOMICILE).............................................|4645      19,966 |4617       7,930 | 4.a.
   b. TO NON-U.S. ADDRESSEES (DOMICILE).........................................|4646           0 |4618           0 | 4.b.
5. LOANS TO INDIVIDUALS FOR HOUSEHOLD, FAMILY, AND OTHER PERSONAL               |/////////////////|/////////////////|
   EXPENDITURES:                                                                |/////////////////|/////////////////|
   a. CREDIT CARDS AND RELATED PLANS............................................|4656       1,060 |4666         281 | 5.a.
   b. OTHER (INCLUDES SINGLE PAYMENT, INSTALLMENT, AND ALL STUDENT LOANS).......|4657       8,095 |4667       1,843 | 5.b.
6. LOANS TO FOREIGN GOVERNMENTS AND OFFICIAL INSTITUTIONS.......................|4643       9,124 |4627       6,578 | 6.
7. ALL OTHER LOANS..............................................................|4644       1,155 |4628         492 | 7.
8. LEASE FINANCING RECEIVABLES:                                                 |/////////////////|/////////////////|
   a. OF U.S. ADDRESSEES (DOMICILE).............................................|4658           0 |4668           0 | 8.a.
   b. OF NON-U.S. ADDRESSEES (DOMICILE).........................................|4659       2,020 |4669           0 | 8.b.
9. TOTAL (SUM OF ITEMS 1 THROUGH 8).............................................|4635      57,033 |4605      21,240 | 9.
                                                                                |-----------------------------------|

                                                                                |-----------------------------------|
                                                                                |   Cumulative    |   Cumulative    |
                                                                                |   Charge-Offs   |   Recoveries    |
                                                                                |   Jan. 1, 1986  |  Jan. 1, 1986   |
MEMORANDUM                                                                      |    through      |    through      |
                                                                                |  Dec. 31, 1989  |   Report Date   |
                                                    DOLLAR AMOUNTS IN THOUSANDS |-----------------|-----------------|
- --------------------------------------------------------------------------------|     Bil Mil Thou|     Bil Mil Thou|
TO BE COMPLETED BY NATIONAL BANKS ONLY                                          |/////////////////|/////////////////|
1. CHARGE-OFFS AND RECOVERIES OF SPECIAL-CATEGORY LOANS, AS DEFINED FOR THIS    |/////////////////|/////////////////|
   CALL REPORT BY THE COMPTROLLER OF THE CURRENCY...............................|/////////////////|4784      13,355 | M.1.
                                                                                |-----------------|-----------------|

                                                                                |-----------------------------------|
                                                                                |  (Column A)     |  (Column B)     |
                                                                                |  Charge-offs    |  Recoveries     |
                                                                                |-----------------|-----------------|
                                                                                |      CALENDAR YEAR-TO-DATE        |
MEMORANDUM ITEMS 2 AND 3 ARE TO BE COMPLETED BY ALL BANKS.                      |-----------------|-----------------|
                                                                                |RIAD Bil Mil Thou|RIAD Bil Mil Thou|
2. LOANS TO FINANCE COMMERCIAL REAL ESTATE, CONSTRUCTION, AND LAND DEVELOPMENT  |-----------------|-----------------|
   ACTIVITIES (NOT SECURED BY REAL ESTATE) INCLUDED IN SCHEDULE RI-B,           |/////////////////|/////////////////|
   PART I, ITEMS 4 AND 7, ABOVE.................................................|5409          12 |5410         340 | M.2.
3. LOANS SECURED BY REAL ESTATE IN DOMESTIC OFFICES (INCLUDED IN SCHEDULE       |/////////////////|/////////////////|
   RI-B, PART I, ITEM 1, ABOVE):                                                |/////////////////|/////////////////|
   a. CONSTRUCTION AND LAND DEVELOPMENT.........................................|3582       2,329 |3583       1,705 | M.3.a.
   b. SECURED BY FARMLAND.......................................................|3584           0 |3585         221 | M.3.b.
   c. SECURED BY 1-4 FAMILY RESIDENTIAL PROPERTIES:                             |/////////////////|/////////////////|
      (1) REVOLVING, OPEN-END LOANS SECURED BY 1-4 FAMILY RESIDENTIAL           |/////////////////|/////////////////|
      PROPERTIES AND EXTENDED UNDER LINES OF CREDIT.............................|5411           0 |5412           0 | M.3.c.(1)
      (2) ALL OTHER LOANS SECURED BY 1-4 FAMILY RESIDENTIAL PROPERTIES..........|5413       1,568 |5414         619 | M.3.c.(1)
   d. SECURED BY MULTIFAMILY (5 OR MORE) RESIDENTIAL PROPERTIES.................|3588           0 |3589         196 | M.3.d.
   e. SECURED BY NONFARM NONRESIDENTIAL PROPERTIES..............................|3590       8,658 |3591       1,375 | M.3.e.
                                                                                |-----------------|-----------------|

CERT: 03263    00373   STBK 48-3926                                12-31-93
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                           FFIEC 031
P.O. BOX 2558                                                      PAGE RI-5
HOUSTON, TX  77252                                                    (7)

FDIC CERTIFICATE NUMBER: 03263

SCHEDULE RI-B -- CONTINUED                                                      |-----------------------------------|
                                                                                |  (Column A)     |  (Column B)     |
PART II. CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES                         | Allowance For   |   Allocated     |
         AND IN ALLOCATED TRANSFER RISK RESERVE                                 | Loan and Lease  | Transfer Risk   |
                                                                                |    Losses       |   Reserve       |
                                                                                |-----------------|-----------------|
                                                    DOLLAR AMOUNTS IN THOUSANDS |     Bil Mil Thou|     Bil Mil Thou|
- --------------------------------------------------------------------------------|-----------------|-----------------|
1. BALANCE ORIGINALLY REPORTED IN DECEMBER 31, 1992, REPORTS OF                 |/////////////////|/////////////////|
   CONDITION AND INCOME ........................................................|3124     205,018 |3131           0 | 1.
2. RECOVERIES (COLUMN A MUST EQUAL PART I, ITEM 9, COLUMN B ABOVE)..............|4605      21,240 |3132           0 | 2.
3. LESS:  CHARGE-OFFS (COLUMN A MUST EQUAL PART I, ITEM 9, COLUMN A ABOVE)......|4635      57,033 |3133           0 | 3.
4. PROVISION  (COLUMN A MUST EQUAL SCHEDULE RI, ITEM 4.a.; COLUMN B             |/////////////////|/////////////////|
   MUST EQUAL SCHEDULE RI, ITEM 4.b.)...........................................|4230         683 |4243       2,290 | 4.
5. ADJUSTMENTS * (SEE INSTRUCTIONS FOR THIS SCHEDULE)...........................|4815     154,700 |3134           0 | 5.
6. BALANCE END OF CURRENT PERIOD (SUM OF ITEMS 1 THROUGH 5)                     |/////////////////|/////////////////|
   (COLUMN A MUST EQUAL SCHEDULE RC, ITEM 4.b.; COLUMN B MUST EQUAL             |/////////////////|/////////////////|
   SCHEDULE RC, ITEM 4.c.)......................................................|3123     324,608 |3128       2,290 | 6.
- ---------------------                                                           |-----------------------------------|

 * DESCRIBE ON SCHEDULE RI-E-EXPLANATIONS


SCHEDULE RI-C - APPLICABLE INCOME TAXES BY TAXING AUTHORITY

                                                                                                       |------------|
SCHEDULE RI-C IS TO BE REPORTED WITH THE DECEMBER REPORT OF INCOME.                                    |    I489    | <--
                                                                                                  |-----------------|
                                                                      DOLLAR AMOUNTS IN THOUSANDS |RIAD Bil Mil Thou|
- --------------------------------------------------------------------------------------------------|-----------------|
1. FEDERAL........................................................................................|4780      93,194 | 1.
2. STATE AND LOCAL................................................................................|4790       1,392 | 2.
3. FOREIGN........................................................................................|4795           0 | 3.
4. TOTAL (SUM OF ITEMS 1 THROUGH 3)(MUST EQUAL SUM OF SCHEDULES RI, ITEMS 9 AND 11.b).............|4770      94,586 | 4.
5. DEFERRED PORTION OF ITEM 4.....................................................................|4772           0 | 5.
                                                                                                  |-----------------|

CERT: 03263    00373   STBK 48-3926                                 12-31-93
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                            FFIEC 031
P.O. BOX 2558                                                       PAGE RI-6
HOUSTON, TX  77252                                                     (8)

SCHEDULE RI-D - INCOME FROM INTERNATIONAL OPERATIONS

FOR ALL BANKS WITH FOREIGN OFFICES, EDGE OR AGREEMENT SUBSIDIARIES, OR IBFs WHERE INTERNATIONAL OPERATIONS ACCOUNT FOR MORE THAN 10 PERCENT OF TOTAL REVENUES, TOTAL ASSETS, OR NET INCOME.

                                                                                                          |------------|
PART I. ESTIMATED INCOME FROM INTERNATIONAL OPERATIONS                                                    |    I492    | <---
                                                                                                    |------------------|
                                                                        DOLLAR AMOUNTS IN THOUSANDS |RIAD Bil Mil Thou |
- ----------------------------------------------------------------------------------------------------|------------------|
1. INTEREST INCOME AND EXPENSE BOOKED AT FOREIGN OFFICES, EDGE AND AGREEMENT SUBSIDIARIES,          |//////////////////|
   AND IBFs:                                                                                        |//////////////////|
   a. INTEREST INCOME BOOKED........................................................................|4837            0 | 1.a.
   b. INTEREST EXPENSE BOOKED.......................................................................|4838            0 | 1.b.
   c. NET INTEREST INCOME BOOKED AT FOREIGN OFFICES, EDGE AND AGREEMENT SUBSIDIARIES,               |//////////////////|
      AND IBFs (ITEM 1.a. MINUS 1.b.)...............................................................|4839            0 | 1.c.
2. ADJUSTMENTS FOR BOOKING LOCATION OF INTERNATIONAL OPERATIONS:                                    |//////////////////|
   a. NET INTEREST INCOME ATTRIBUTABLE TO INTERNATIONAL OPERATIONS BOOKED AT DOMESTIC OFFICES.......|4840            0 | 2.a.
   b. NET INTEREST INCOME ATTRIBUTABLE TO DOMESTIC BUSINESS BOOKED AT FOREIGN OFFICES...............|4841            0 | 2.b.
   c. NET BOOKING LOCATION ADJUSTMENT (ITEM 2.a. MINUS 2.b.)........................................|4842            0 | 2.c.
3. NONINTEREST INCOME AND EXPENSE ATTRIBUTABLE TO INTERNATIONAL OPERATIONS:                         |//////////////////|
   a. NONINTEREST INCOME ATTRIBUTABLE TO INTERNATIONAL OPERATIONS...................................|4097            0 | 3.a.
   b. PROVISION FOR LOAN AND LEASE LOSSES ATTRIBUTABLE TO INTERNATIONAL OPERATIONS..................|4235            0 | 3.b.
   c. OTHER NONINTEREST EXPENSE ATTRIBUTABLE TO INTERNATIONAL OPERATIONS............................|4239            0 | 3.c.
   d. NET NONINTEREST INCOME (EXPENSE) ATTRIBUTABLE TO INTERNATIONAL OPERATIONS (ITEM 3.A MINUS     |//////////////////|
      3.b. AND 3.c.)................................................................................|4843            0 | 3.d.
4. ESTIMATED PRETAX INCOME ATTRIBUTABLE TO INTERNATIONAL OPERATIONS BEFORE CAPITAL ALLOCATION       |//////////////////|
   ADJUSTMENT (SUM OF ITEMS 1.c, 2.c, AND 3.d)......................................................|4844            0 | 4.
5. ADJUSTMENT TO PRETAX INCOME FOR INTERNAL ALLOCATIONS TO INTERNATIONAL OPERATIONS TO REFLECT THE  |//////////////////|
   EFFECTS OF EQUITY CAPITAL ON OVERALL BANK FUNDING COSTS..........................................|4845            0 | 5.
6. ESTIMATED PRETAX INCOME ATTRIBUTABLE TO INTERNATIONAL OPERATIONS AFTER CAPITAL ALLOCATION        |//////////////////|
   ADJUSTMENT (SUM OF ITEMS 4 AND 5)................................................................|4846            0 | 6.
7. INCOME TAXES ATTRIBUTABLE TO INCOME FROM INTERNATIONAL OPERATIONS AS ESTIMATED IN ITEM 6.........|4797            0 | 7.
8. ESTIMATED NET INCOME ATTRIBUTABLE TO INTERNATIONAL OPERATIONS (ITEM 6 MINUS 7)...................|4341            0 | 8.
                                                                                                    |------------------|
MEMORANDA                                                                                           |------------------|
1. INTRACOMPANY INTEREST INCOME INCLUDED IN ITEM 1.a. ABOVE.........................................|4847            0 | M.1.
2. INTRACOMPANY INTEREST EXPENSE INCLUDED IN ITEM 1.b. ABOVE........................................|4848            0 | M.2.
                                                                                                    |------------------|

PART II. SUPPLEMENTARY DETAILS ON INCOME FROM INTERNATIONAL OPERATIONS REQUIRED BY THE DEPARTMENTS OF COMMERCE AND TREASURY FOR PURPOSES OF THE U.S. INTERNATIONAL ACCOUNTS AND THE U.S. NATIONAL INCOME AND PRODUCT ACCOUNTS

                                                                                                    |------------------|
                                                                        DOLLAR AMOUNTS IN THOUSANDS |RIAD Bil Mil Thou |
- ----------------------------------------------------------------------------------------------------|------------------|
1. INTEREST INCOME BOOKED AT IBFs...................................................................|4849            0 | 1.
2. INTEREST EXPENSE BOOKED AT IBFs..................................................................|4850            0 | 2.
3. NONINTEREST INCOME ATTRIBUTABLE TO INTERNATIONAL OPERATIONS BOOKED AT DOMESTIC OFFICES           |//////////////////|
   (EXCLUDING IBFs):                                                                                |//////////////////|
    a. GAINS (LOSSES) AND EXTRAORDINARY ITEMS.......................................................|5491            0 | 3.a.
    b. FEES AND OTHER NONINTEREST INCOME ...........................................................|5492            0 | 3.b.
4. PROVISION FOR LOAN AND LEASE LOSSES ATTRIBUTABLE TO INTERNATIONAL OPERATIONS BOOKED AT DOMESTIC  |//////////////////|
   OFFICES (EXCLUDING IBFs).........................................................................|4852            0 | 4.
5. OTHER NONINTEREST EXPENSE ATTRIBUTABLE TO INTERNATIONAL OPERATIONS BOOKED AT DOMESTIC OFFICES    |//////////////////|
   (EXCLUDING IBFs).................................................................................|4853            0 | 5.
                                                                                                    |------------------|

CERT: 03263    00373   STBK 48-3926                                 12-31-93
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                            FFIEC 031
P.O. BOX 2558                                                       PAGE RI-7
HOUSTON, TX  77252                                                     (9)
FDIC CERTIFICATE NUMBER: 03263

SCHEDULE RI-E EXPLANATIONS

SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE BASIS.

DETAIL ALL ADJUSTMENTS IN SCHEDULES RI-A AND RI-B, ALL EXTRAORDINARY ITEMS AND OTHER ADJUSTMENTS IN SCHEDULE RI, AND ALL SIGNIFICANT ITEMS OF OTHER NONINTEREST INCOME AND OTHER NONINTEREST EXPENSE IN SCHEDULE RI.
(SEE INSTRUCTIONS FOR DETAILS.)

                                                                                     |-----------|
                                                                                     |     I495  |
                                                                               |-----------------|
                                                    DOLLAR AMOUNTS IN THOUSANDS|RIAD Bil Mil Thou|
- -------------------------------------------------------------------------------|-----------------|
1. ALL OTHER NONINTEREST INCOME  (FROM SCHEDULE RI, ITEM 5.f(2))               |/////////////////|
   REPORT AMOUNTS THAT EXCEED 10% OF SCHEDULE RI, ITEM 5.f(2):                 |/////////////////|
   a. NET GAINS ON OTHER REAL ESTATE OWNED.....................................|5415           0 | 1.a.
   b. NET GAINS ON SALES OF LOANS .............................................|5416           0 | 1.b.
   c. NET GAINS ON SALES OF PREMISES AND FIXED ASSETS .........................|5417           0 | 1.c.
   ITEMIZE AND DESCRIBE THE THREE LARGEST AMOUNTS THAT EXCEED 10% OF           |/////////////////|
   SCHEDULE RI, ITEM 5.f.(2):                                                  |/////////////////|
   d.|4461|    Interbank Contract Services                                     |4461      10,270 | 1.d.
   e.|4462|    Foreclosed Property Operating Income                            |4462       4,952 | 1.e.
   f.|4463|                                                                    |4463           0 | 1.f.
2. OTHER NONINTEREST EXPENSE (FROM SCHEDULE RI, ITEM 7.c.):                    |/////////////////|
   a. AMORTIZATION EXPENSE OF INTANGIBLE ASSETS................................|4531      40,274 | 2.a.
    REPORT AMOUNTS THAT EXCEED 10% OF SCHEDULE RI, ITEM 7.c.:                  |/////////////////|
   b. NET LOSSES ON OTHER REAL ESTATE OWNED....................................|5418      38,951 | 2.b.
   c. NET LOSSES ON SALES OF LOANS ............................................|5419           0 | 2.c.
   d. NET LOSSES ON SALES OF PREMISES AND FIXED ASSETS ........................|5420           0 | 2.d.
   ITEMIZE AND DESCRIBE THE THREE LARGEST OTHER AMOUNTS THAT EXCEED 10% OF     |/////////////////|
   SCHEDULE RI, ITEM 7.c.:                                                     |/////////////////|
   e.|4464|    Restructuring Charge                                            |4464      42,478 | 2.e.
   f.|4467|                                                                    |4467           0 | 2.f.
   g.|4468|                                                                    |4468           0 | 2.g.
3. EXTRAORDINARY ITEMS AND OTHER ADJUSTMENTS (FROM SCHEDULE RI, ITEM 11.a)     |/////////////////|
   AND APPLICABLE INCOME TAX EFFECT (FROM SCHEDULE RI, ITEM 11.b)              |/////////////////|
   (ITEMIZE AMD DESCRIBE ALL EXTRAORDINARY ITEMS AND OTHER ADJUSTMENTS):       |/////////////////|
   a. (1)|6440|Effect of adopting FASB Statement No. 109 "Ac|------------------|6440      38,709 | 3.a.(1)
      (2) APPLICABLE INCOME TAX EFFECT......................|4486            0 |/////////////////| 3.a.(2)
   b. (1)|4487|Prior Service Cost of Post Retirement Benefit|------------------|4487     (24,633)| 3.b.(1)
      (2) APPLICABLE INCOME TAX EFFECT......................|4488       (7,705)|/////////////////| 3.b.(2)
   c. (1)|4489|                                             |------------------|4489           0 | 3.c.(1)
      (2) APPLICABLE INCOME TAX EFFECT......................|4491            0 |/////////////////| 3.c.(2)
4. EQUITY CAPITAL ADJUSTMENTS FROM AMENDED REPORTS OF       |------------------|/////////////////|
   INCOME (FROM SCHEDULE RI-A, ITEM 2) (ITEMIZE AND DESCRIBE ALL ADJUSTMENTS): |/////////////////|
   a.|4492|                                                                    |4492           0 | 4.a.
   b.|4493|                                                                    |4493           0 | 4.b.
5. CUMULATIVE EFFECT OF CHANGES IN ACCOUNTING PRINCIPLES FROM PRIOR            |/////////////////|
   YEARS (FROM SCHEDULE RI-A, ITEM 9) (ITEMIZE AND DESCRIBE ALL CHANGES IN     |/////////////////|
   ACCOUNTING PRINCIPLES):                                                     |/////////////////|
   a.|4494|                                                                    |4494           0 | 5.a.
   b.|4495|                                                                    |4495           0 | 5.b.
6. CORRECTIONS OF MATERIAL ACCOUNTING ERRORS FROM PRIOR YEARS (FROM            |/////////////////|
   SCHEDULE RI-A, ITEM 10) (ITEMIZE AND DESCRIBE ALL CORRECTIONS):             |/////////////////|
   a.|4496|                                                                    |4496           0 | 6.a.
   b.|4497|                                                                    |4497           0 | 6.b.
                                                                               |-----------------|

CERT: 03263    00373   STBK 48-3926                                 12-31-93
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                            FFIEC 031
P.O. BOX 2558                                                       PAGE RI-8
HOUSTON, TX  77252                                                     (10)


SCHEDULE RI-E CONTINUED

                                                                           |-----------------|
                                               DOLLAR AMOUNTS IN THOUSANDS |RIAD Bil Mil Thou|
- ---------------------------------------------------------------------------|-----------------|
7. OTHER TRANSACTIONS WITH PARENT HOLDING COMPANY (FROM SCHEDULE RI-A,     |/////////////////|
   ITEM 13) (ITEMIZE AND DESCRIBE ALL SUCH TRANSACTIONS):                  |/////////////////|
   a.|4498|Capital Injection                                               |4498      96,274 | 7.a.
   b.|4499|                                                                |4499           0 | 7.b.
8. ADJUSTMENTS TO ALLOWANCE FOR LOAN AND LEASE LOSSES (FROM SCHEDULE RI-B, |/////////////////|
   PART II, ITEM 5) ( ITEMIZE AND DESCRIBE ALL ADJUSTMENTS):               |/////////////////|
   a.|4521|Allowance for banks acquired in business combination            |4521     135,463 | 8.a.
   b.|4522|First City Allowance at acquistion                              |4522      19,237 | 8.b.
9. OTHER EXPLANATIONS (THE SPACE BELOW IS PROVIDED FOR THE BANK TO BRIEFLY |/////////////////|
   DESCRIBE, AT ITS OPTION, ANY OTHER SIGNIFICANT ITEMS AFFECTING THE      |/////////////////|
   REPORT OF INCOME):                                                      |/////////////////|
                                                                           |/////////////////|
   NO COMMENT                                                              |4769           0 |
                                                                           |-----------------|
   OTHER EXPLANATIONS (PLEASE TYPE OR PRINT CLEARLY):                      | I498   |  I499  |
     |4769|                                                                |-----------------|

CERT: 03263    00373   STBK 48-3926                                 12-31-93
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                            FFIEC 031
P.O. BOX 2558                                                       PAGE RC-1
HOUSTON, TX  77252                                                      (11)




FDIC CERTIFICATE NUMBER: 03263



CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND STATE
CHARTERED SAVINGS BANKS FOR
December 31, 1993

ALL SCHEDULES ARE TO BE REPORTED IN THOUSANDS OF DOLLARS. UNLESS OTHERWISE INDICATED, REPORT THE AMOUNT OUTSTANDING AS OF THE LAST BUSINESS DAY OF THE QUARTER.

                                                                                                    |------------|
SCHEDULE RC - BALANCE SHEET                                                                         |    C400    | <---
                                                                                              |------------------|
                                                                 DOLLAR AMOUNTS IN THOUSANDS  |RCFD Bil Mil Thou |
- ----------------------------------------------------------------------------------------------|------------------|
ASSETS                                                                                        |//////////////////|
 1. CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS (FROM SCHEDULE RC-A):                  |//////////////////|
    a. NONINTEREST-BEARING BALANCES AND CURRENCY AND COIN (1).................................|0081    2,146,327 | 1.a
    b. INTEREST-BEARING BALANCES (2)..........................................................|0071        5,110 | 1.b
 2. SECURITIES (FROM SCHEDULE RC-B)...........................................................|0390    2,741,890 | 2.
 3. FEDERAL FUNDS SOLD & SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL IN DOMESTIC OFFICES  |//////////////////|
    OF THE BANK AND OF ITS EDGE AND AGREEMENT SUBSIDIARIES, AND IN IBFs:                      |//////////////////|
    a. FEDERAL FUNDS SOLD.....................................................................|0276    5,100,725 | 3.a.
    b. SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL........................................|0277       53,148 | 3.b.
 4. LOANS AND LEASE FINANCING RECEIVABLES:                                 |------------------|//////////////////|
    a. LOANS AND LEASES, NET OF UNEARNED INCOME (FROM SCHEDULE RC-C).......|2122   10,179,286 |//////////////////| 4.a
    b. LESS: ALLOWANCE FOR LOAN AND LEASE LOSSES...........................|3123      324,608 |//////////////////| 4.b
    c. LESS: ALLOCATED TRANSFER RISK RESERVE...............................|3128        2,290 |//////////////////| 4.c
    d. LOANS AND LEASES, NET OF UNEARNED INCOME,                           |------------------|//////////////////|
       ALLOWANCE, AND RESERVE (ITEM 4.a. MINUS 4.b. AND 4.c.).................................|2125    9,852,388 | 4.d
 5. ASSETS HELD IN TRADING ACCOUNTS ..........................................................|2146       15,621 | 5.
 6. PREMISES AND FIXED ASSETS (INCLUDING CAPITALIZED LEASES)..................................|2145      505,383 | 6.
 7. OTHER REAL ESTATE OWNED (FROM SCHEDULE RC-M)..............................................|2150      132,113 | 7.
 8. INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES AND ASSOCIATED COMPANIES (FROM SCHEDULE RC-M)..|2130            0 | 8.
 9. CUSTOMERS' LIABILITY TO THIS BANK ON ACCEPTANCES OUTSTANDING..............................|2155       11,269 | 9.
10. INTANGIBLE ASSETS (FROM SCHEDULE RC-M)....................................................|2143      482,379 | 10.
11. OTHER ASSETS (FROM SCHEDULE RC-F).........................................................|2160      341,058 | 11.
12. TOTAL ASSETS (SUM OF ITEMS 1 THROUGH 11)..................................................|2170   21,387,411 | 12.
                                                                                              |------------------|

- ----------
(1) INCLUDES CASH ITEMS IN PROCESS OF COLLECTION AND UNPOSTED DEBITS.
(2) INCLUDES TIME CERTIFICATES OF DEPOSIT NOT HELD IN TRADING ACCOUNTS.

CERT: 03263    00373   STBK 48-3926                                 12-31-93
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                            FFIEC 031
P.O. BOX 2558                                                       PAGE RC-2
HOUSTON, TX  77252                                                     (12)

SCHEDULE RC-CONTINUED

                                                                                                |------------------|
                                                                     DOLLAR AMOUNTS IN THOUSANDS|     Bil Mil Thou |
- ------------------------------------------------------------------------------------------------|------------------|
LIABILITIES                                                                                     |//////////////////|
13. DEPOSITS:                                                                                   |//////////////////|
    a. IN DOMESTIC OFFICES (SUM OF TOTALS OF COLUMNS A AND C FROM SCHEDULE RC-E, PART I)...|RCON|2200   16,863,105 | 13.a
      (1) NONINTEREST-BEARING(1).........................................|RCON|6631   6,830,368 |//////////////////| 13.a.(1)
      (2) INTEREST-BEARING...............................................|RCON|6636  10,032,737 |//////////////////| 13.a.(2)
    b. IN FOREIGN OFFICES, EDGE AND AGREEMENT SUBSIDIARIES, AND IBFs (FROM SCHEDULE             |//////////////////|
       RC-E, PART II)......................................................................|RCFN|2200      413,178 | 13.b.
      (1) NONINTEREST-BEARING............................................|RCFN|6631           0 |//////////////////| 13.b.(1)
      (2) INTEREST-BEARING...............................................|RCFN|6636     413,178 |//////////////////| 13.b.(2)
14. FEDERAL FUNDS PURCHASED AND SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE IN DOMESTIC      |//////////////////|
    OFFICES OF THE BANK AND OF ITS EDGE AND AGREEMENT SUBSIDIARIES, AND IN IBFs.................|//////////////////|
    a. FEDERAL FUNDS PURCHASED.............................................................|RCFD|0278      685,025 | 14.a.
    b. SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE......................................|RCFD|0279      240,675 | 14.b.
15. DEMAND NOTES ISSUED TO THE U.S. TREASURY...............................................|RCON|2840      777,884 | 15.
16. OTHER BORROWED MONEY...................................................................|RCFD|2850      102,874 | 16.
17. MORTGAGE INDEBTEDNESS AND OBLIGATIONS UNDER CAPITALIZED LEASES.........................|RCFD|2910       27,243 | 17.
18. BANK'S LIABILITY ON ACCEPTANCES EXECUTED AND OUTSTANDING...............................|RCFD|2920       11,269 | 18.
19. SUBORDINATED NOTES AND DEBENTURES .....................................................|RCFD|3200      345,000 | 19.
20. OTHER LIABILITIES (FROM SCHEDULE RC-G).................................................|RCFD|2930      226,375 | 20.
21. TOTAL LIABILITIES (SUM OF ITEMS 13 THROUGH 20).........................................|RCFD|2948   19,692,628 | 21.
                                                                                                |//////////////////|
22. LIMITED-LIFE PREFERRED STOCK AND RELATED SURPLUS.......................................|RCFD|3282            0 | 22.
EQUITY CAPITAL                                                                                  |//////////////////|
23. PERPETUAL PREFERRED STOCK AND RELATED SURPLUS..........................................|RCFD|3838            0 | 23.
24. COMMON STOCK...........................................................................|RCFD|3230      612,893 | 24.
25. SURPLUS (EXCLUDE ALL SURPLUS RELATED TO PREFERRED STOCK)...............................|RCFD|3839      812,366 | 25.
26. a. UNDIVIDED PROFITS AND CAPITAL RESERVES..............................................|RCFD|3632      222,534 | 26.a.
26. b. LESS: NET UNREALIZED LOSS ON MARKETABLE EQUITY SECURITIES...........................|RCFD|0297      (46,990)| 26.b.
27. CUMULATIVE FOREIGN CURRENCY TRANSLATION ADJUSTMENTS....................................|RCFD|3284            0 | 27.
28. TOTAL EQUITY CAPITAL (SUM OF ITEMS 23 THROUGH 27)......................................|RCFD|3210    1,694,783 | 28.
29. TOTAL LIABILITIES, LIMITED-LIFE PREFERRED STOCK,                                            |//////////////////|
    AND EQUITY CAPITAL (SUM OF ITEMS 21, 22, AND 28).......................................|RCFD|3300   21,387,411 | 29.
                                                                                                |------------------|

MEMORANDUM
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION

1. INDICATE IN THE BOX AT THE RIGHT THE NUMBER OF THE STATEMENT BELOW THAT BEST                             NUMBER
   DESCRIBES THE MOST COMPREHENSIVE LEVEL OF AUDITING WORK PERFORMED FOR THE BANK               |------------------|
   BY INDEPENDENT EXTERNAL AUDITORS AS OF ANY DATE DURING 1992 ............................|RCFD|6724            0 | M.1.
                                                                                                |------------------|
1 = INDEPENDENT AUDIT OF THE BANK CONDUCTED IN ACCORD-                        4 = DIRECTORS' EXAMINATION OF THE BANK PERFORMED
    ANCE WITH GENERALLY ACCEPTED AUDITING STANDARDS BY                            BY OTHER EXTERNAL AUDITORS (MAY BE REQUIRED
    A CERTIFIED PUBLIC ACCOUNTING FIRM WHICH SUBMITS A                            BY STATE CHARTERING AUTHORITY)
    REPORT ON THE BANK                                                        5 = REVIEW OF THE BANK'S FINANCIAL STATEMENTS BY
2 = INDEPENDENT AUDIT OF THE BANK'S PARENT HOLDING                                EXTERNAL AUDITORS
    COMPANY CONDUCTED IN ACCORDANCE WITH GENERALLY AC-                        6 = COMPILATION OF THE BANK'S FINANCIAL STATE-
    CEPTED AUDITING STANDARDS BY A CERTIFIED PUBLIC                               MENTS BY EXTERNAL AUDITORS
    ACCOUNTING FIRM WHICH SUBMITS A REPORT ON THE CON-                        7 = OTHER AUDIT PROCEDURES (EXCLUDING TAX PRE-
    SOLIDATED HOLDING COMPANY (BUT NOT ON THE BANK                                PARATION WORK)
    SEPARATELY)                                                               8 = NO EXTERNAL AUDIT WORK
3 = DIRECTORS' EXAMINATION OF THE BANK CONDUCTED IN
    ACCORDANCE WITH GENERALLY ACCEPTED AUDITING STAN-
    DARDS BY A CERTIFIED PUBLIC ACCOUNTING FIRM (MAY
    BE REQUIRED BY STATE CHARTERING AUTHORITY)


- ---------
(1) INCLUDES TOTAL DEMAND DEPOSITS AND NONINTEREST-BEARING TIME AND SAVINGS DEPOSITS.

CERT: 03263    00373   STBK 48-3926                                 12-31-93
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                            FFIEC 031
P.O. BOX 2558                                                       PAGE RC-3
HOUSTON, TX  77252                                                     (13)

SCHEDULE RC-A - CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

                                                                                                             |-----------|
EXCLUDE ASSETS HELD IN TRADING ACCOUNTS                                                                      |    C405   | <---
                                                                                     |-----------------------------------|
                                                                                     |   (Column A)    |   (Column B)    |
                                                                                     |  Consolidated   |    Domestic     |
                                                                                     |     Bank        |    Offices      |
                                                          DOLLAR AMOUNTS IN THOUSANDS|RCFD Bil Mil Thou|RCON Bil Mil Thou|
- -------------------------------------------------------------------------------------|-----------------|-----------------|
1. CASH ITEMS IN PROCESS OF COLLECTION, UNPOSTED DEBITS, AND CURRENCY AND COIN.......|0022   1,614,426 |/////////////////| 1.
   a. CASH ITEMS IN PROCESS OF COLLECTION AND UNPOSTED DEBITS........................|/////////////////|0020   1,337,670 | 1.a
   b. CURRENCY AND COIN..............................................................|/////////////////|0080     276,756 | 1.b
2. BALANCES DUE FROM DEPOSITORY INSTITUTIONS IN THE U.S..............................|/////////////////|0082      50,840 | 2.
   a. U.S. BRANCHES AND AGENCIES OF FOREIGN BANKS (INCLUDING THEIR IBFs).............|0083          84 |/////////////////| 2.a
   b. OTHER COMMERCIAL BANKS IN THE U.S. AND OTHER DEPOSITORY INSTITUTIONS IN THE    |/////////////////|/////////////////| 2.b
      U.S (INCLUDING THEIR IBFs).....................................................|0085      50,756 |/////////////////|
3. BALANCES DUE FROM BANKS IN FOREIGN COUNTRIES AND FOREIGN CENTRAL BANKS............|/////////////////|0070      15,991 | 3.
   a. FOREIGN BRANCHES OF OTHER U.S. BANKS...........................................|0073         201 |/////////////////| 3.a.
   b. OTHER BANKS IN FOREIGN COUNTRIES AND FOREIGN CENTRAL BANKS.....................|0074      15,813 |/////////////////| 3.b.
4. BALANCES DUE FROM FEDERAL RESERVE BANKS...........................................|0090     470,157 |0090     470,157 | 4.
5. TOTAL (SUM OF ITEMS 1 THROUGH 4) (TOTAL OF COLUMN A MUST EQUAL SCHEDULE RC ITEM 1)|0010   2,151,437 |0010   2,151,414 | 5.
                                                                                     |-----------------------------------|
MEMORANDUM
1. NONINTEREST-BEARING BALANCES DUE FROM COMMERCIAL BANKS IN THE U.S.                                  |-----------------|
   (INCLUDED IN ITEM 2, COLUMN B ABOVE)................................................................|0050      50,741 | M.1.
                                                                                                       |-----------------|

CERT: 03263    00373   STBK 48-3926                                 12-31-93
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                            FFIEC 031
P.O. BOX 2558                                                       PAGE RC-4
HOUSTON, TX  77252                                                     (14)

SCHEDULE RC-B - SECURITIES

                                                                                                           |-----------|
EXCLUDE ASSETS HELD IN TRADING ACCOUNTS.                                                                   |    C410   | <---
                                                                    |--------------------------------------------------|
                                                                    |       CONSOLIDATED BANK         | DOMESTIC OFFICE|
                                                                    |---------------------------------|----------------|
                                                                    |   (Column A)   |   (Column B)   |   (Column C)   |
                                                                    |   Book Value   |Market Value (1)|   Book Value   |
                                        DOLLAR AMOUNTS IN THOUSANDS |RCFD Bil Mil Tho|RCFD Bil Mil Tho|RCON Bil Mil Tho|
- --------------------------------------------------------------------|----------------|----------------|----------------|
1. U.S. TREASURY SECURITIES ........................................|0400    206,988 |0401    206,988 |0400    206,988 |1.
2. U.S. GOVERNMENT AGENCY AND CORPORATION OBLIGATIONS:              |////////////////|////////////////|////////////////|
   a. ALL HOLDINGS OF U.S. GOVERNMENT-ISSUED OR GUARANTEED CERT-    |////////////////|////////////////|////////////////|
      IFICATES OF PARTICIPATION IN POOLS OF RESIDENTIAL MORTGAGES   |////////////////|////////////////|////////////////|
      (1) ISSUED BY FNMA AND FHLMC..................................|3760    928,399 |3761    942,710 |3760    928,399 |2.a.(1)
      (2) GUARANTEED BY GNMA (EXCLUDE FNMA AND FHLMC ISSUES)........|3762    901,845 |3763    901,845 |3762    901,845 |2.a.(2)
   b. ALL OTHER.....................................................|0604    308,867 |0605    307,427 |////////////////|2.b.
      (1) COLLATERALIZED MORTGAGE OBLIGATIONS ISSUED BY FNMA AND    |////////////////|////////////////|////////////////|
          FHLMC (INCLUDE REMICS)....................................|////////////////|////////////////|3764    306,881 |2.b.(1)
      (2) ALL OTHER U.S. GOVERNMENT-SPONSORED AGENCY OBLIGATIONS (2)|////////////////|////////////////|3765      1,986 |2.b.(2)
      (3) ALL OTHER U.S. GOVERNMENT AGENCY OBLIGATIONS (3)..........|////////////////|////////////////|3766          0 |2.b.(3)
3. SECURITIES ISSUED BY STATES AND POLITICAL SUBDIVISIONS IN THE U.S|0402      1,471 |0403      1,675 |////////////////|3.
   a. GENERAL OBLIGATIONS...........................................|////////////////|////////////////|3767      1,263 |3.a.
   b. REVENUE OBLIGATIONS...........................................|////////////////|////////////////|3768        208 |3.b.
   c. INDUSTRIAL DEVELOPMENT AND SIMILAR OBLIGATIONS................|////////////////|////////////////|3769          0 |3.c.
4. OTHER DOMESTIC DEBT SECURITIES:                                  |////////////////|////////////////|////////////////|
   a. ALL HOLDINGS OF PRIVATE (I.E. NONGOVERNMENT-ISSUED OR         |////////////////|////////////////|////////////////|
      GUARANTEED) CERTIFICATES OF PARTICIPATION IN POOLS OF         |////////////////|////////////////|////////////////|
      RESIDENTIAL MORTGAGES.........................................|0408          0 |0409          0 |0408          0 |4.a.
   b. ALL OTHER DOMESTIC DEBT SECURITIES                            |////////////////|////////////////|////////////////|
      (1) PRIVATELY-ISSUED COLLATERALIZED MORTGAGE OBLIGATIONS      |////////////////|////////////////|////////////////|
          (INCLUDE REMICS)..........................................|5361     30,498 |5362     30,665 |5361     30,498 |4.b.(1)
      (2) ALL OTHER.................................................|5363    319,758 |5364    321,605 |5363    319,758 |4.b.(2)
5. FOREIGN DEBT SECURITIES .........................................|3635      1,273 |3636      1,230 |3635      1,273 |5.
6. EQUITY SECURITIES:                                               |////////////////|////////////////|////////////////|
   a. MARKETABLE EQUITY SECURITIES:                                 |////////////////|////////////////|////////////////|
      (1) INVESTMENTS IN MUTUAL FUNDS...............................|3637          0 |3638          0 |3637          0 |6.a.(1)
      (2) OTHER MARKETABLE EQUITY SECURITIES .......................|3639         33 |3640         33 |3639         33 |6.a.(2)
      (3) LESS: NET UNREALIZED LOSS ON MARKETABLE EQUITY SECURITIES |3641          0 |////////////////|3641          0 |6.a.(3)
   b. OTHER EQUITY SECURITIES (INCLUDES FEDERAL RESERVE STOCK)......|3642     42,758 |3643     42,758 |3642     42,758 |6.b.
7. TOTAL (SUM OF ITEMS 1 THROUGH 6) (TOTAL OF COLUMN A MUST EQUAL   |////////////////|////////////////|////////////////|
   SCHEDULE RC, ITEM 2).............................................|0390  2,741,890 |0391  2,756,936 |0390  2,741,890 |7.
                                                                    |--------------------------------------------------|

- -----------
(1)  SEE DISCUSSION IN GLOSSARY ENTRY FOR "MARKET VALUE OF SECURITIES."
(2) INCLUDES OBLIGATIONS (OTHER THAN CERTIFICATES OF PARTICIPATION IN POOLS OF RESIDENTIAL MORTGAGES, CMOS, AND REMICS) ISSUED BY THE FARM CREDIT SYSTEM, THE FEDERAL HOME LOAN BANK SYSTEM, THE FEDERAL HOME LOAN MORTGAGE CORPORATION, THE FEDERAL NATIONAL MORTGAGE ASSOCIATION, THE FINANCING CORPORATION, RESOLUTION FUNDING CORPORATION, THE STUDENT LOAN MARKETING ASSOCIATION, AND THE TENNESSEE VALLEY AUTHORITY.
(3) INCLUDES SMALL BUSINESS ADMINISTRATION "GUARANTEED LOAN POOL CERTIFICATES," U.S. MARITIME ADMINISTRATION OBLIGATIONS, AND EXPORT-IMPORT BANK PARTICIPATION CERTIFICATES.

CERT: 03263    00373   STBK 48-3926                                 12-31-93
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                            FFIEC 031
P.O. BOX 2558                                                       PAGE RC-5
HOUSTON, TX  77252                                                     (15)

SCHEDULE RC-B --CONTINUED                                                            |----------------|
                                                                                     |  CONSOL. BANK  |
                                                                                     |   BOOK VALUE   |
MEMORANDA                                                                            |----------------|
                                                   DOLLAR AMOUNTS IN THOUSANDS       |RCFD Bil Mil Tho|
- -------------------------------------------------------------------------------------|----------------|
1. PLEDGED SECURITIES................................................................|0416  1,639,101 | M.1.
2. MATURITY AND REPRICING DATA FOR DEBT SECURITIES: (1),(2)                          |////////////////|
   a. FIXED RATE DEBT SECURITIES WITH A REMAINING MATURITY OF:                       |////////////////|
      (1) THREE MONTHS OR LESS.......................................................|0343        592 | M.2.a.(1)
      (2) OVER THREE MONTHS THROUGH 12 MONTHS........................................|0344    108,151 | M.2.a.(2)
      (3) OVER ONE YEAR THROUGH FIVE YEARS...........................................|0345    834,182 | M.2.a.(3)
      (4) OVER FIVE YEARS............................................................|0346  1,725,729 | M.2.a.(4)
      (5) TOTAL FIXED RATE DEBT SECURITIES (SUM OF MEMORANDUM ITEMS 2.a.(1)          |////////////////|
          THROUGH 2.a.(4)............................................................|0347  2,668,654 | M.2.a.(5)
   b. FLOATING RATE DEBT SECURITIES WITH A REPRICING FREQUENCY OF:                   |////////////////|
      (1) QUARTERLY OR MORE FREQUENTLY...............................................|4544     29,121 | M.2.b.(1)
      (2) ANNUALLY OR MORE FREQUENTLY, BUT LESS FREQUENTLY THAN                      |////////////////|
          QUARTERLY..................................................................|4545      1,272 | M.2.b.(2)
      (3) EVERY FIVE YEARS OR MORE FREQUENTLY, BUT LESS FREQUENTLY                   |////////////////|
          THAN ANNUALLY..............................................................|4551          0 | M.2.b.(3)
      (4) LESS FREQUENTLY THAN EVERY FIVE YEARS........................    ..........|4552          0 | M.2.b.(4)
      (5) TOTAL FLOATING RATE DEBT SECURITIES (SUM OF MEMORANDUM ITEMS 2.b.(1)       |////////////////|
          THROUGH 2.b.(4)............................................................|4553     30,393 | M.2.b.(5)
   C. TOTAL DEBT SECURITIES (SUM OF MEMORANDUM ITEMS 2.a.(5) AND 2.b.(5))            |////////////////|
      (MUST EQUAL THE SUM OF ITEMS 1 THROUGH 5, COLUMN A, ABOVE).....................|0393  2,699,047 | M.2.c.
3. TAXABLE SECURITIES ISSUED BY STATES AND POLITICAL SUBDIVISIONS IN THE U.S.        |////////////////|
   (INCLUDED IN SCHEDULE RC-B, ITEM 3, COLUMN A, ABOVE)..............................|0301        173 | M.3.
4. DEBT SECURITIES RESTRUCTURED AND IN COMPLIANCE WITH MODIFIED TERMS                |////////////////|
   (INCLUDED IN SCHEDULE RC-B, ITEMS 3 THROUGH 5, COLUMN A, ABOVE)...................|5365          0 | M.4.
5. DEBT SECURITIES HELD FOR SALE (INCLUDED IN SCHEDULE RC-B, ITEMS 1                 |////////////////|
   THROUGH 5, COLUMN A, ABOVE).......................................................|5366  1,378,535 | M.5.
6. FLOATING RATE DEBT SECURITIES WITH A REMAINING MATURITY OF ONE YEAR OR LESS       |////////////////|
   (INCLUDED IN MEMORANDUM ITEM 2.b.(5) ABOVE).......................................|5519          0 | M.6.
                                                                                     |----------------|
- -----------

(1) EXCLUDE EQUITY SECURITIES, E.G., INVESTMENTS IN MUTUAL FUNDS, FEDERAL RESERVE STOCK, COMMON STOCK, AND PREFERRED STOCK.
(2) MEMORANDUM ITEM 2 IS NOT APPLICABLE TO SAVINGS BANKS THAT MUST COMPLETE SUPPLEMENTAL SCHEDULE RC-J.

CERT: 03263    00373   STBK 48-3926                                 12-31-93
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                            FFIEC 031
P.O. BOX 2558                                                       PAGE RC-6
HOUSTON, TX  77252                                                     (16)

SCHEDULE RC-C - LOANS AND LEASE FINANCING RECEIVABLES

NET OF UNEARNED INCOME AND BEFORE ADJUSTMENT FOR ALLOWANCE FOR LOAN AND LEASE LOSSES. EXCLUDE ASSETS HELD IN TRADING ACCOUNTS.

                                                                                                      |-----------|
                                                                                                      |    C415   | <---
                                                                              |-----------------------------------|
                                                                              |    (Column A)   |   (Column B)    |
                                                                              |   Consolidated  |    Domestic     |
                                                                              |       Bank      |    Offices      |
                                                  DOLLAR AMOUNTS IN THOUSANDS |RCFD  Bil Mil Tho|RCON  Bil Mil Thou|
- ------------------------------------------------------------------------------|-----------------|-----------------|
 1. LOANS SECURED BY REAL ESTATE..............................................|1410   2,241,139 |/////////////////| 1.
    a. CONSTRUCTION AND LAND DEVELOPMENT......................................|/////////////////|1415     361,879 | 1.a.
    b. SECURED BY FARMLAND (INCLUDING FARM RESIDENTIAL AND OTHER IMPROVEMENTS)|/////////////////|1420      23,689 | 1.b.
    c. SECURED BY 1-4 FAMILY RESIDENTIAL PROPERTIES...........................|/////////////////|/////////////////|
      (1) REVOLVING, OPEN-END LOANS SECURED BY 1-4 FAMILY RESIDENTIAL         |/////////////////|/////////////////|
          PROPERTIES AND EXTENDED UNDER LINES OF CREDIT                       |/////////////////|1797           0 | 1.c.(1)
      (2) ALL OTHER LOANS SECURED BY 1-4 FAMILY RESIDENTIAL PROPERTIES:       |/////////////////|/////////////////|
          (a) SECURED BY FIRST LIENS..........................................|/////////////////|5367     540,847 | 1.c.(2)(a)
          (b) SECURED BY JUNIOR LIENS.........................................|/////////////////|5368     168,748 | 1.c.(2)(b)
    d. SECURED BY MULTIFAMILY (5 OR MORE) RESIDENTIAL PROPERTIES..............|/////////////////|1460     135,667 | 1.d
    e. SECURED BY NONFARM NONRESIDENTIAL PROPERTIES...........................|/////////////////|1480   1,010,309 | 1.e
 2. LOANS TO DEPOSITORY INSTITUTIONS:                                         |/////////////////|/////////////////|
    a. TO COMMERCIAL BANKS IN THE U.S.........................................|/////////////////|1505      17,677 | 2.a.
      (1) TO U.S. BRANCHES AND AGENCIES OF FOREIGN BANKS......................|1506       5,735 |/////////////////| 2.a.(1)
      (2) TO OTHER COMMERCIAL BANKS IN THE U.S. ..............................|1507      16,942 |/////////////////| 2.a.(2)
    b. TO OTHER DEPOSITORY INSTITUTIONS IN THE U.S. ..........................|1517         701 |1517         701 | 2.b.
    c. TO BANKS IN FOREIGN COUNTRIES..........................................|/////////////////|1510       8,220 | 2.c.
      (1) TO FOREIGN BRANCHES OF OTHER U.S. BANKS.............................|1513           0 |/////////////////| 2.c.(1)
      (2) TO OTHER BANKS IN FOREIGN COUNTRIES.................................|1516      37,291 |/////////////////| 2.c.(2)
 3. LOANS TO FINANCE AGRICULTURAL PRODUCTION AND OTHER LOANS TO FARMERS.......|1590      86,115 |1590      86,115 | 3.
 4. COMMERCIAL AND INDUSTRIAL LOANS:                                          |/////////////////|/////////////////|
    a. TO U.S. ADDRESSEES (DOMICILE)..........................................|1763   3,994,840 |1763   3,923,130 | 4.a
    b. TO NON-U.S. ADDRESSEES (DOMICILE)......................................|1764     117,759 |1764      29,937 | 4.b
 5. ACCEPTANCES OF OTHER BANKS:                                               |/////////////////|/////////////////|
   a. OF U.S. BANKS...........................................................|1756           0 |1756           0 | 5.a.
   b. OF FOREIGN BANKS........................................................|1757           0 |1757           0 | 5.b.
 6. LOANS TO INDIVIDUALS FOR HOUSEHOLD, FAMILY, AND OTHER PERSONAL            |/////////////////|/////////////////|
    EXPENDITURES (I.E., CONSUMER LOANS) (INCLUDES PURCHASED PAPER)............|/////////////////|1975   1,324,947 | 6.
    a. CREDIT CARDS AND RELATED PLANS (INCLUDES CHECK CREDIT AND OTHER        |/////////////////|/////////////////|
       REVOLVING CREDIT PLANS)................................................|2008      88,144 |/////////////////| 6.a.
    b. OTHER (INCLUDES SINGLE PAYMENTS, INSTALLMENT, AND ALL STUDENT LOANS)...|2011   1,236,953 |/////////////////| 6.b.
 7. LOANS TO FOREIGN GOVERNMENTS AND OFFICIAL INSTITUTIONS (INCLUDING         |/////////////////|/////////////////|
    FOREIGN CENTRAL BANKS)....................................................|2081     251,491 |2081     245,104 | 7.
 8. OBLIGATIONS (OTHER THAN SECURITIES AND LEASES) OF STATES AND POLITICAL    |/////////////////|/////////////////|
    SUBDIVISIONS IN THE U.S. (INCLUDES NONRATED INDUSTRIAL DEVELOPMENT        |/////////////////|/////////////////|
    OBLIGATIONS):                                                             |/////////////////|/////////////////|
    a. TAXABLE OBLIGATIONS....................................................|2033           0 |2033           0 | 8.a
    b. TAX-EXEMPT OBLIGATIONS.................................................|2079      80,763 |2079      80,763 | 8.b
 9. OTHER LOANS...............................................................|1563   1,879,958 |/////////////////| 9.
    a. LOANS FOR PURCHASING OR CARRYING SECURITIES (SECURED AND UNSECURED)....|/////////////////|1545     264,474 | 9.a
    b. ALL OTHER LOANS (EXCLUDE CONSUMER LOANS)...............................|/////////////////|1564   1,615,484 | 9.b
10. LEASE FINANCING RECEIVABLES (NET OF UNEARNED INCOME)......................|/////////////////|2165     213,928 | 10.
    a. OF U.S. ADDRESSEES (DOMICILE)..........................................|2182     166,392 |/////////////////| 10.a.
    b. OF NON-U.S. ADDRESSEES (DOMICILE)......................................|2183      47,536 |/////////////////| 10.b.
11. LESS: ANY UNEARNED INCOME ON LOANS REFLECTED IN ITEMS 1-9 ABOVE...........|2123      72,473 |2123      72,473 | 11.
12. TOTAL LOANS AND LEASES, NET OF UNEARNED INCOME (SUM OF ITEMS 1 THROUGH 10 |/////////////////|/////////////////|
    MINUS ITEM 11)(TOTAL OF COLUMN A MUST EQUAL SCHEDULE RC,ITEM 4.a.)........|2122  10,179,286 |2122   9,979,146 | 12.
                                                                              |-----------------------------------|

CERT: 03263    00373   STBK 48-3926                                 12-31-93
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                            FFIEC 031
P.O. BOX 2558                                                       PAGE RC-7
HOUSTON, TX  77252                                                     (17)

                                                                                |-----------------------------------|
SCHEDULE RC-C  - CONTINUED                                                      |   (Column A)    |  (Column B)     |
                                                                                |  Consolidated   |   Domestic      |
MEMORANDA                                                                       |      Bank       |   Offices       |
                                                    DOLLAR AMOUNTS IN THOUSANDS |RCFD Bil Mil Thou|RCON Bil Mil Thou|
- --------------------------------------------------------------------------------|-----------------|-----------------|
1. COMMERCIAL PAPER INCLUDED IN SCHEDULE RC-C ABOVE.............................|1496           0 |1496           0 | M.1.
2. LOANS AND LEASES RESTRUCTURED AND IN COMPLIANCE WITH MODIFIED TERMS          |/////////////////|-----------------|
   (INCLUDED IN SCHEDULE RC-C ABOVE):                                           |/////////////////|
   a. LOANS SECURED BY REAL ESTATE:                                             |/////////////////|
      (1) TO U.S. ADDRESSEES (DOMICILE).........................................|1687           3 | M.2.a.(1)
      (2) TO NON-U.S. ADDRESSEES (DOMICILE).....................................|1689           0 | M.2.a.(2)
   b. LOANS TO FINANCE AGRICULTURAL PRODUCTION AND OTHER LOANS TO FARMERS.......|1613           0 | M.2.b.
   c. COMMERCIAL AND INDUSTRIAL LOANS:                                          |/////////////////|
      (1) TO U.S. ADDRESSEES (DOMICILE).........................................|1758           0 | M.2.c.(1)
      (2) TO NON-U.S. ADDRESSEES (DOMICILE).....................................|1759           0 | M.2.c.(2)
   d. ALL OTHER LOANS (EXCLUDE LOANS TO INDIVIDUALS FOR HOUSEHOLD, FAMILY,      |/////////////////|
      AND OTHER PERSONAL EXPENDITURES)..........................................|1615     244,039 | M.2.d.
   e. LEASE FINANCING RECEIVABLES:                                              |/////////////////|
      (1) OF U.S. ADDRESSEES (DOMICILE).........................................|1789           0 | M.2.e.(1)
      (2) OF NON-U.S. ADDRESSEES (DOMICILE).....................................|1790           0 | M.2.e.(2)
   f. TOTAL (SUM OF MEMORANDUM ITEMS 2.a. THROUGH 2.e.).........................|1616     244,042 | M.2.f.
3. MATURITY AND REPRICING DATA FOR LOANS AND LEASES (1)(EXCLUDING THOSE         |/////////////////|
   IN NONACCRUAL STATUS):                                                       |/////////////////|
   a. FIXED RATE LOANS AND LEASES WITH A REMAINING MATURITY OF:                 |/////////////////|
      (1) THREE MONTHS OR LESS..................................................|0348     266,757 | M.3.a.(1)
      (2) OVER THREE MONTHS THROUGH 12 MONTHS...................................|0349     439,730 | M.3.a.(2)
      (3) OVER ONE YEAR THROUGH FIVE YEARS......................................|0356   1,581,385 | M.3.a.(3)
      (4) OVER FIVE YEARS.......................................................|0357   1,050,236 | M.3.a.(4)
      (5) TOTAL FIXED RATE LOANS AND LEASES (SUM OF MEMORANDUM ITEMS 3.a.(1)    |/////////////////|
          THROUGH 3.a.(4).......................................................|0358   3,338,108 | M.3.a.(5)
   b. FLOATING RATE LOANS WITH A REPRICING FREQUENCY OF:                        |/////////////////|
      (1) QUARTERLY OR MORE FREQUENTLY..........................................|4554   4,167,139 | M.3.b.(1)
      (2) ANNUALLY OR MORE FREQUENTLY, BUT LESS FREQUENTLY THAN                 |/////////////////|
          QUARTERLY.............................................................|4555   1,799,836 | M.3.b.(2)
      (3) EVERY FIVE YEARS OR MORE FREQUENTLY, BUT LESS FREQUENTLY              |/////////////////|
          THAN ANNUALLY.........................................................|4561     665,530 | M.3.b.(3)
      (4) LESS FREQUENTLY THAN EVERY FIVE YEARS.................................|4564     107,596 | M.3.b.(4)
      (5) TOTAL FLOATING RATE LOANS (SUM OF MEMORANDUM ITEMS                    |/////////////////|
          3.b.(1) THROUGH 3.b.(4)...............................................|4567   6,740,101 | M.3.b.(5)
   c. TOTAL LOANS AND LEASES (SUM OF MEMORANDUM ITEMS 3.a.(5) AND 3.b.(5)) (MUST|/////////////////|
      EQUAL THE SUM OF TOTAL LOANS AND LEASES, NET, FROM SCHEDULE RC-C, ITEM    |/////////////////|
      12, PLUS UNEARNED INCOME FROM SCHEDULE RC-C, ITEM 11, MINUS TOTAL NONACCRU|/////////////////|
      LOANS AND LEASES FROM SCHEDULE RC-N, SUM OF ITEMS 1 AND 8, COLUMN C)......|1479  10,078,209 | M.3.c.
4. LOANS TO FINANCE COMMERCIAL REAL ESTATE, CONSTRUCTION, AND LAND DEVELOPMENT  |/////////////////|
   ACTIVITIES (NOT SECURED BY REAL ESTATE) INCLUDED IN SCHEDULE RC-C,           |/////////////////|
   ITEMS 4 AND 9, COLUMN A, PAGE RC-6 (2) ......................................|2746     210,605 | M.4.
5. LOANS AND LEASES HELD FOR SALE (INCLUDED IN SCHEDULE RC-C ABOVE).............|5369     262,969 | M.5.
6. ADJUSTABLE RATE CLOSED-END LOANS SECURED BY FIRST LIENS ON 1-4 FAMILY        |/////////////////|
   RESIDENTIAL PROPERTIES (INCLUDED IN SCHEDULE RC-C, ITEM  1.c.(2)(a),         |/////////////////|-----------------|
   COLUMN B, ABOVE..............................................................|/////////////////|5370      22,175 | M.6.
                                                                                |-----------------|-----------------|
- --------------

MEMORANDUM ITEM 3 IS NOT APPLICABLE TO SAVINGS BANKS THAT MUST COMPLETE SUPPLEMENTAL SCHEDULE RC-J.

CERT: 03263    00373   STBK 48-3926                                 FFIEC 031
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                            PAGE RC-7a
P.O. BOX 2558                                                          (17a)
HOUSTON, TX  77252


SCHEDULE RC-C----CONTINUED

PART II. LOANS TO SMALL BUSINESSES AND SMALL FARMS

SCHEDULE RC-C, PART II IS TO BE REPORTED ONLY WITH THE JUNE REPORT OF
CONDITION.


REPORT THE NUMBER AND AMOUNT CURRENTLY OUTSTANDING AS OF JUNE 30 OF BUSINESS LOANS WITH "ORIGINAL AMOUNTS" OF $1,000,000 OR LESS AND FARM LOANS WITH "ORIGINAL AMOUNTS" OF $500,000 OR LESS. THE FOLLOWING GUIDELINES SHOULD BE USED TO DETERMINE THE "ORIGINAL AMOUNT" OF A LOAN: (1) FOR LOANS DRAWN DOWN UNDER LINES OF CREDIT OR LOAN COMMITMENTS, THE "ORIGINAL AMOUNT" OF THE LOAN IS THE SIZE OF THE LINE OF CREDIT OR LOAN COMMITMENT WHEN THE LINE OF CREDIT OR LOAN COMMITMENT WAS GRANTED. (2) FOR LOAN PARTICIPATIONS AND SYNDICATIONS, THE "ORIGINAL AMOUNT" OF THE LOAN PARTICIPATION OR SYNDICATION IS THE ENTIRE AMOUNT OF THE CREDIT ORIGINATED BY THE LEAD LENDER. (3) FOR ALL OTHER LOANS, THE "ORIGINAL AMOUNT" IS THE TOTAL AMOUNT OF THE LOAN AT ORIGINATION.


LOANS TO SMALL BUSINESS

                                                                                                       |------------|
1.  INDICATE IN THE APPROPRIATE BOX AT THE RIGHT WHETHER ALL OR SUBSTANTIALLY ALL OF THE BANK'S        |    C418    | <---
    "LOANS SECURED BY NONFARM NONRESIDENTIAL PROPERTIES" REPORTED IN SCHEDULE RC-C, PART I,       |----|------------|
    ITEM 1.e, AND COMMERCIAL AND INDUSTRIAL LOANS TO U.S. ADDRESSEES" REPORTED IN                 |RCON| YES | NO   |
    SCHEDULE RC-C, PART I, ITEM 4.a, HAVE ORIGINAL AMOUNTS OF $100,000 OR LESS ...................|-----------------|
                                                                                                  |6999           0 | 1.
                                                                                                  |-----------------|

IF YES, COMPLETE ITEMS 2.a AND 2.b. BELOW, SKIP ITEM 3 AND 4, AND GO TO ITEM 5. IF NO, SKIP ITEMS 2.a AND 2.b, COMPLETE ITEMS 3 AND 4 BELOW, AND GO TO ITEM 5.



                                                                                |-----------------|
2.  REPORT THE TOTAL NUMBER OF LOANS CURRENTLY OUTSTANDING FOR EACH OF THE      | NUMBER OF LOANS |
    FOLLOWING SCHEDULE RC-C, PART I, LOAN CATEGORIES:                           |-----------------|
    a.  "LOANS SECURED BY NONFARM NONRESIDENTIAL PROPERTIES" REPORTED IN        |/////////////////|
        SCHEDULE RC-C, PART I, ITEM 1.e ........................................|/////////////////|
                                                                                |5562             |2.a.
    b.  "COMMERCIAL AND INDUSTRIAL LOANS TO U.S. ADDRESSEES" REPORTED IN        |/////////////////|
        SCHEDULE RC-C, PART I, ITEM 4.a ........................................|5563           0 |2.b.
                                                                                |-----------------|

                                                                                |-----------------|-----------------|
                                                                                |   (Column A)    |   (Column B)    |
                                                                                |                 |     AMOUNT      |
                                                                                |                 |   CURRENTLY     |
                                                                                |                 |  OUTSTANDING    |
                                                    DOLLAR AMOUNTS IN THOUSANDS | NUMBER OF LOANS |RCONBil Mil Thou |
- --------------------------------------------------------------------------------|-----------------|-----------------|
3.  NUMBER AND AMOUNT CURRENTLY OUTSTANDING OF "LOANS SECURED BY NONFARM        |/////////////////|/////////////////|
    NONRESIDENTIAL PROPERTIES" REPORTED IN SCHEDULE RC-C, PART I, ITEM 1.e      |/////////////////|/////////////////|
    (SUM OF ITEMS 3.a THROUGH 3.c MUST BE LESS THAN OR EQUAL TO                 |/////////////////|/////////////////|
    SCHEDULE RC-C, PART I, ITEM 1.e):                                           |/////////////////|/////////////////|
    a.  WITH ORIGINAL AMOUNTS OF $100,000 OR LESS ..............................|5564           0 |5565           0 | 3.a.
    b.  WITH ORIGINAL AMOUNTS OF MORE THAN $100,000 THROUGH $250,000 ...........|5566           0 |5567           0 | 3.b.
    c.  WITH ORIGINAL AMOUNTS OF MORE THAN $250,000 THROUGH $1,000,000 .........|5568           0 |5569           0 | 3.c.
4.  NUMBER AND AMOUNT CURRENTLY OUTSTANDING OF "COMMERCIAL AND INDUSTRIAL       |/////////////////|/////////////////|
    LOANS TO U.S. ADDRESSEES" REPORTED IN SCHEDULE RC-C, PART I, ITEM 4.a       |/////////////////|/////////////////|
    (SUM OF ITEMS 4.a THROUGH 4.c MUST BE LESS THAN OR EQUAL TO                 |/////////////////|/////////////////|
    SCHEDULE RC-C, PART I, ITEM 4.a):                                           |/////////////////|/////////////////|
    a.  WITH ORIGINAL AMOUNTS OF $100,000 OR LESS ..............................|5570           0 |5571           0 | 4.a.
    b.  WITH ORIGINAL AMOUNTS OF MORE THAN $100,000 THROUGH $250,000 ...........|5572           0 |5573           0 | 4.b.
    c.  WITH ORIGINAL AMOUNTS OF MORE THAN $250,000 THROUGH $1,000,000 .........|5574           0 |5575           0 | 4.c.
                                                                                |---------------  |---------------- |

CERT: 03263    00373   STBK 48-3926                                 FFIEC 031
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                            PAGE RC-7b
P.O. BOX 2558                                                          (17b)
HOUSTON, TX  77252

SCHEDULE RC-C----CONTINUED

PART II. CONTINUED

AGRICULTURAL LOANS TO SMALL FARMS

5.  INDICATE IN THE APPROPRIATE BOX AT THE RIGHT WHETHER ALL OR SUBSTANTIALLY ALL OF THE BANK'S
    "LOANS SECURED BY FARMLAND (INCLUDING FARM RESIDENTIAL AND OTHER IMPROVEMENTS)" REPORTED IN   |----|------------|
    SCHEDULE RC-C, PART I, ITEM 1.b, AND "LOANS TO FINANCE AGRICULTURAL PRODUCTION AND OTHER      |RCON| YES | NO   |
    LOANS TO FARMERS" REPORTED IN SCHEDULE RC-C, PART I, ITEM 3, HAVE ORIGINAL AMOUNTS OF         |-----------------|
    $100,000 OR LESS .............................................................................|6860           0 | 5.
                                                                                                  |-----------------|


IF YES, COMPLETE ITEMS 6.a AND 6.b BELOW AND DO NOT COMPLETE ITEMS 7 AND 8. IF NO, SKIP ITEMS 6.a AND 6.b AND COMPLETE ITEMS 7 AND 8, BELOW.

                                                                                |-----------------|
                                                                                | NUMBER OF LOANS |
6.  REPORT THE TOTAL NUMBER OF LOANS CURRENTLY OUTSTANDING FOR EACH OF THE      |-----------------|
    FOLLOWING SCHEDULE RC-C, PART I, LOAN CATEGORIES:                           |/////////////////|
    a.  "LOANS SECURED BY FARMLAND (INCLUDING FARM RESIDENTIAL AND OTHER        |/////////////////|
        IMPROVEMENTS)" REPORTED IN SCHEDULE RC-C, PART I, ITEM 1.b .............|5576           0 |6.a.
    b.  "LOANS TO FINANCE AGRICULTURAL PRODUCTION AND OTHER LOANS TO FARMERS"   |/////////////////|
        REPORTED IN SCHEDULE RC-C, PART I, ITEM 3 ..............................|5577           0 |6.b.
                                                                                |-----------------|

                                                                                |-----------------|-----------------|
                                                                                |   (Column A)    |   (Column B)    |
                                                                                |                 |     AMOUNT      |
                                                                                |                 |   CURRENTLY     |
                                                                                |                 |  OUTSTANDING    |
                                                    DOLLAR AMOUNTS IN THOUSANDS | NUMBER OF LOANS |RCONBil Mil Thou |
- --------------------------------------------------------------------------------|-----------------|-----------------|
7.  NUMBER AND AMOUNT CURRENTLY OUTSTANDING OF "LOANS SECURED BY FARMLAND       |/////////////////|/////////////////|
    (INCLUDING FARM RESIDENTIAL AND OTHER IMPROVEMENTS)" REPORTED IN SCHEDULE   |/////////////////|/////////////////|
    RC-C, PART I, ITEM 1.b (SUM OF ITEMS 7.a THROUGH 7.c MUST BE LESS THAN OR   |/////////////////|/////////////////|
    EQUAL TO SCHEDULE RC-C, PART I, ITEM 1.b):                                  |/////////////////|/////////////////|
    a.  WITH ORIGINAL AMOUNTS OF $100,000 OR LESS ..............................|5578           0 |5579           0 | 7.a.
    b.  WITH ORIGINAL AMOUNTS OF MORE THAN $100,000 THROUGH $250,000 ...........|5580           0 |5581           0 | 7.b.
    c.  WITH ORIGINAL AMOUNTS OF MORE THAN $250,000 THROUGH $500,000 .........  |5582           0 |5583           0 | 7.c.
8.  NUMBER AND AMOUNT CURRENTLY OUTSTANDING OF "LOANS TO FINANCE AGRICULTURAL   |/////////////////|/////////////////|
    PRODUCTION AND OTHER LOANS TO FARMERS" REPORTED IN SCHEDULE RC-C, PART I,   |/////////////////|/////////////////|
    ITEM 3 (SUM OF ITEMS 8.a THROUGH 8.c MUST BE LESS THAN OR EQUAL TO          |/////////////////|/////////////////|
    SCHEDULE RC-C, PART I, ITEM 3.):                                            |/////////////////|/////////////////|
    a.  WITH ORIGINAL AMOUNTS OF $100,000 OR LESS ..............................|5584           0 |5585           0 | 8.a.
    b.  WITH ORIGINAL AMOUNTS OF MORE THAN $100,000 THROUGH $250,000 ...........|5586           0 |5587           0 | 8.b.
    c.  WITH ORIGINAL AMOUNTS OF MORE THAN $250,000 THROUGH $500,000 .........  |5588           0 |5589           0 | 8.c.
                                                                                |-----------------|-----------------|

CERT: 03263    00373   STBK 48-3926                                 12-31-93
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                            FFIEC 031
P.O. BOX 2558                                                       PAGE RC-8
HOUSTON, TX  77252                                                     (18)


FDIC CERTIFICATE NUMBER 03263


SCHEDULE RC-D IS TO BE COMPLETED ONLY BY BANKS WITH $1 BILLION OR MORE IN TOTAL ASSETS.


                                                                                                       |------------|
SCHEDULE RC-D - ASSETS HELD IN TRADING ACCOUNTS IN                                                     |   C420     | <---
                DOMESTIC OFFICES ONLY                                                             |-----------------|
                                                                                                  |DOMESTIC OFFICES |
                                                                                                  |-----------------|
                                                                      DOLLAR AMOUNTS IN THOUSANDS |RCON Bil Mil Thou|
- --------------------------------------------------------------------------------------------------|-----------------|
1. U.S. TREASURY SECURITIES.......................................................................|1010       2,012 | 1.
2. U.S. GOVERNMENT AGENCY AND CORPORATION OBLIGATIONS.............................................|1020           0 | 2.
3. SECURITIES ISSUED BY STATES AND POLITICAL SUBDIVISIONS IN THE U.S. ............................|1025      13,569 | 3.
4. OTHER BONDS, NOTES AND DEBENTURES..............................................................|1045           0 | 4.
5. CERTIFICATES OF DEPOSITS.......................................................................|1026          40 | 5.
6. COMMERCIAL PAPER...............................................................................|1027           0 | 6.
7. BANKER'S ACCEPTANCES...........................................................................|1028           0 | 7.
8. OTHER..........................................................................................|1029           0 | 8.
9. TOTAL (SUM OF ITEMS 1 THROUGH 8) ..............................................................|2146      15,621 | 9.
                                                                                                  |-----------------|

CERT: 03263    00373   STBK 48-3926                                 12-31-93
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                            FFIEC 031
P.O. BOX 2558                                                       PAGE RC-9
HOUSTON, TX  77252                                                      (19)

                                                                                                 |-----------|
                                                                                                 |    C425   | <----
SCHEDULE RC-E DEPOSIT LIABILITIES                      |-----------------------------------------------------|
                                                       |         TRANSACTION ACCOUNTS      |  NONTRANSACTION |
PART 1. DEPOSITS IN DOMESTIC OFFICES                   |                                   |     ACCOUNTS    |
                                                       |-----------------------------------------------------|
                                                       |  (Column A)     |  (Column B)     |  (Column C)     |
                                                       |Total transaction|  Memo: Total    | Total nontrans- |
                                                       |accounts (includ-|demand deposits  | action accounts |
                                                       |ing total demand | (included in    |(including MMDAs)|
                            DOLLAR AMOUNTS IN THOUSANDS|   deposits)     |   Column A)     |                 |
- -------------------------------------------------------|RCON Bil Mil Thou|RCON Bil Mil Thou|RCON Bil Mil Thou|
DEPOSITS OF:                                           |-----------------|-----------------|-----------------|
1. INDIVIDUALS, PARTNERSHIPS AND CORPORATIONS .........|2201   7,482,724 |2240   5,496,369 |2346   8,484,221 | 1.
2. U.S. GOVERNMENT.....................................|2202      69,668 |2280      69,668 |2520         309 | 2.
3. STATES & POLITICAL SUBDIVISIONS IN THE U.S..........|2203     242,436 |2290      36,592 |2530      74,221 | 3.
4. COMMERCIAL BANKS IN THE U.S. .......................|2206     316,190 |2310     316,190 |/////////////////| 4.
   a. U.S. BRANCHES AND AGENCIES OF FOREIGN BANKS......|/////////////////|/////////////////|2347           0 | 4.a.
   b. OTHER COMMERCIAL BANKS IN THE U.S. ..............|/////////////////|/////////////////|2348           0 | 4.b.
5. OTHER DEPOSITORY INSTITUTIONS IN THE U.S............|2207      33,064 |2312      33,064 |2349           0 | 5.
6. BANKS IN FOREIGN COUNTRIES .........................|2213      30,536 |2320      30,536 |/////////////////| 6.
   a. FOREIGN BRANCHES OF OTHER U.S. BANKS ............|/////////////////|/////////////////|2367           0 | 6.a.
   b. OTHER BANKS IN FOREIGN COUNTRIES.................|/////////////////|/////////////////|2373           0 | 6.b.
7. FOREIGN GOVERNMENTS AND  OFFICIAL INSTITUTIONS      |/////////////////|/////////////////|/////////////////|
   (INCLUDING FOREIGN CENTRAL BANKS)...................|2216       1,001 |2300       1,001 |2377           0 | 7.
8. CERTIFIED AND OFFICIAL CHECKS.......................|2330     128,735 |2330     128,735 |/////////////////| 8.
9. TOTAL (SUM OF ITEMS 1 THROUGH 8) (SUM OF COLUMNS A  |/////////////////|/////////////////|/////////////////|
   AND C MUST EQUAL SCHEDULE RC, ITEM 13.a.)...........|2215   8,304,354 |2210   6,112,155 |2385   8,558,751 | 9.
                                                       |-----------------|-----------------|-----------------|

                                                                                           |-----------------|
                                                                DOLLAR AMOUNTS IN THOUSANDS|RCON Bil Mil Thou|
- -------------------------------------------------------------------------------------------|-----------------|
MEMORANDA                                                                                  |/////////////////|
1. SELECTED COMPONENTS OF TOTAL DEPOSITS (I.E., SUM OF ITEM 9, COLUMNS A AND C):           |/////////////////|
   a. TOTAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAs) AND KEOGH PLAN ACCOUNTS..................|6835     881,687 | M.1.a
   b. TOTAL BROKERED DEPOSITS..............................................................|2365           0 | M.1.b
   c. FULLY INSURED BROKERED DEPOSITS (I.E. TOTAL BROKERED RETAIL DEPOSITS) (INCLUDED IN   |/////////////////|
      MEMORANDUM ITEM 1.B ABOVE)                                                           |/////////////////|
     (1) ISSUED IN DENOMINATIONS OF LESS THAN $100,000 ....................................|2343           0 | M.1.c.(1)
     (2) ISSUED EITHER IN DENOMINATIONS OF $100,000 OR IN DENOMINATIONS GREATER THAN       |/////////////////|
         $100,000 AND PARTICIPATED OUT BY THE BROKER IN SHARES OF $100,000 OR LESS.........|2344           0 | M.1.c.(2)
   d. TOTAL DEPOSITS DENOMINATED IN FOREIGN CURRENCIES.....................................|3776         760 | M.1.d.
   e. PREFERRED DEPOSITS(DEPOSITS OF STATES AND POLITICAL SUBDIVISIONS IN THE U.S.         |/////////////////|
      REPORTED IN ITEM 3 ABOVE WHICH ARE SECURED OR COLLATERALIZED)........................|5590     295,078 | M.1.e.
2. COMPONENTS OF TOTAL NONTRANSACTION ACCOUNTS (SUM OF MEMORANDA ITEMS 2.A THROUGH 2.D     |/////////////////|
   MUST EQUAL ITEM 9, COLUMN C ABOVE):                                                     |/////////////////|
   a. SAVINGS DEPOSITS:                                                                    |/////////////////|
      (1) MONEY MARKET DEPOSIT ACCOUNTS (MMDAs)............................................|6810   1,869,006 | M.2.a.(1)
      (2) OTHER SAVINGS DEPOSITS (EXCLUDES MMDAs)..........................................|0352   2,976,087 | M.2.a.(2)
   b. TOTAL TIME DEPOSITS LESS THAN $100,000 ..............................................|6648   2,744,631 | M.2.b
   c. TIME CERTIFICATES OF DEPOSIT OF $100,000 OR MORE.....................................|6645     938,101 | M.2.c
   d. OPEN-ACCOUNT TIME DEPOSITS OF $100,000 OR MORE.......................................|6646      30,926 | M.2.d
3. ALL NOW ACCOUNTS (INCLUDED IN COLUMN A ABOVE)...........................................|2398   2,192,199 | M.3.
                                                                                           |-----------------|

DEPOSIT TOTALS FOR FDIC INSURANCE ASSESSMENTS (1)                                          |-----------------|
4. TOTAL DEPOSITS IN DOMESTIC OFFICES (SUM OF ITEM 9, COLUMN A AND ITEM 9, COLUMN C)       |/////////////////|
   (MUST EQUAL SCHEDULE RC, ITEM 13.A) ....................................................|2200  16,863,105 | M.4.
   a. TOTAL DEMAND DEPOSITS (MUST EQUAL ITEM 9, COLUMN B)..................................|2210   6,112,155 | M.4.a.
   b. TOTAL TIME AND SAVINGS DEPOSITS (2) (MUST EQUAL ITEM 9, COLUMN A PLUS COLUMN C       |/////////////////|
      MINUS COLUMN B) .....................................................................|2350  10,750,950 | M.4.b.
                                                                                           |-----------------|
- ---------

(1) AN AMENDED CERTIFIED STATEMENT SHOULD BE SUBMITTED TO THE FDIC IF THE DEPOSIT TOTALS REPORTED IN THIS ITEM ARE AMENDED AFTER THE SEMI-ANNUAL CERTIFIED STATEMENT ORIGINALLY COVERING THIS REPORT DATE HAS BEEN FILED WITH THE FDIC.
(2) FOR FDIC INSURANCE ASSESSMENT PURPOSES, "TOTAL TIME AND SAVINGS DEPOSITS" CONSISTS OF NONTRANSACTION ACCOUNTS AND ALL TRANSACTION ACCOUNTS OTHER THAN DEMAND DEPOSITS.

CERT: 03263    00373   STBK 48-3926                                 12-31-93
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                            FFIEC 031
P.O. BOX 2558                                                       PAGE RC-10
HOUSTON, TX  77252                                                     (20)

SCHEDULE RC-E - CONTINUED

PART 1. - CONTINUED

MEMORANDA (CONTINUED)                                                                |------------------|
                                                         DOLLAR AMOUNTS IN THOUSANDS |RCON Bil Mil Thou |
- -------------------------------------------------------------------------------------|------------------|
5. TIME DEPOSITS OF LESS THAN $100,000 AND OPEN-ACCOUNT TIME DEPOSITS OF $100,000    |//////////////////|
   OR MORE (INCLUDED IN MEMORANDUM ITEMS 2.b. AND 2.d. ABOVE) WITH A REMAINING       |//////////////////|
   MATURITY OR REPRICING FREQUENCY OF (1):                                           |//////////////////|
   a. THREE MONTHS OR LESS...........................................................|0359    1,222,996 | M.5.a.
   b. OVER THREE MONTHS THROUGH 12 MONTHS (BUT NOT OVER 12 MONTHS)...................|3644      932,676 | M.5.b.
6. MATURITY AND REPRICING DATA FOR TIME CERTIFICATES OF DEPOSITS OF                  |//////////////////|
   $100,000 OR MORE (1):                                                             |//////////////////|
   a. FIXED RATE TIME CERTIFICATES OF DEPOSIT OF $100,000 OR MORE WITH A REMAINING   |//////////////////|
      MATURITY OF:                                                                   |//////////////////|
      (1) THREE MONTHS OR LESS.......................................................|2761      658,351 | M.6.a.(1)
      (2) OVER THREE MONTHS THROUGH 12 MONTHS........................................|2762      212,263 | M.6.a.(2)
      (3) OVER ONE YEAR THROUGH FIVE YEARS...........................................|2763       55,053 | M.6.a.(3)
      (4) OVER FIVE YEARS............................................................|2765            0 | M.6.a.(4)
      (5) TOTAL FIXED RATE TIME CERTIFICATES OF DEPOSIT OF $100,000 OR MORE (SUM     |//////////////////|
          OF MEMORANDUM ITEMS 6.a.(1) THROUGH 6.a.(4)................................|2767      925,667 | M.6.a.(5)
   b. FLOATING RATE TIME CERTIFICATES OF DEPOSIT OF $100,000 OR MORE WITH A          |//////////////////|
      REPRICING FREQUENCY OF:                                                        |//////////////////|
      (1) QUARTERLY OR MORE FREQUENTLY...............................................|4568       12,434 | M.6.b.(1)
      (2) ANNUALLY OR MORE FREQUENTLY, BUT LESS FREQUENTLY THAN                      |//////////////////|
          QUARTERLY..................................................................|4569            0 | M.6.b.(2)
      (3) EVERY FIVE YEARS OR MORE FREQUENTLY, BUT LESS FREQUENTLY                   |//////////////////|
          THAN ANNUALLY..............................................................|4571            0 | M.6.b.(3)
      (4) LESS FREQUENTLY THAN EVERY FIVE YEARS......................................|4572            0 | M.6.b.(4)
      (5) TOTAL FLOATING RATE TIME CERTIFICATES OF DEPOSITS OF $100,000              |//////////////////|
          OR MORE (SUM OF MEMORANDUM ITEMS 6.b.(1) THROUGH 6.b.(4)...................|4573       12,434 | M.6.b.(5)
   c. TOTAL TIME CERTIFICATES OF DEPOSIT OF $100,000 OR MORE (SUM OF MEMORANDUM      |//////////////////|
      ITEMS 6.a.(5) AND 6.b.(5)) (MUST EQUAL MEMORANDUM ITEM 2.c. ABOVE).............|6645      938,101 | M.6.c.
                                                                                     |------------------|
- ---------

(1) MEMORANDUM ITEMS 5 AND 6 ARE NOT APPLICABLE TO SAVINGS BANKS THAT MUST COMPLETE SUPPLEMENTAL SCHEDULE RC-J.


PART II. DEPOSITS IN FOREIGN OFFICES (INCLUDING EDGE AND
AGREEMENT SUBSIDIARIES AND IBFs)

                                                                                     |------------------|
                                                         DOLLAR AMOUNTS IN THOUSANDS |RCFN Bil Mil Thou |
- -------------------------------------------------------------------------------------|------------------|
DEPOSITS OF:                                                                         |//////////////////|
1. INDIVIDUALS, PARTNERSHIPS, AND CORPORATIONS.......................................|2621      413,178 | 1.
2. U.S. BANKS (INCLUDING IBFs AND FOREIGN BRANCHES OF U.S. BANKS)....................|2623            0 | 2.
3. FOREIGN BANKS (INCLUDING U.S. BRANCHES AND                                        |//////////////////|
   AGENCIES OF FOREIGN BANKS, INCLUDING THEIR IBFs)..................................|2625            0 | 3.
4. FOREIGN GOVERNMENTS AND OFFICIAL INSTITUTIONS (INCLUDING FOREIGN CENTRAL BANKS)...|2650            0 | 4.
5. CERTIFIED AND OFFICIAL CHECKS.....................................................|2330            0 | 5.
6. ALL OTHER DEPOSITS................................................................|2668            0 | 6.
7. TOTAL (SUM OF ITEMS 1 THORUGH 6) (MUST EQUAL SCHEDULE RC, ITEM 13.b.).............|2200      413,178 | 7.
                                                                                     |------------------|

CERT: 03263    00373   STBK 48-3926                                 12-31-93
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                            FFIEC 031
P.O. BOX 2558                                                       PAGE RC-11
HOUSTON, TX  77252                                                     (21)

SCHEDULE RC-F - OTHER ASSETS                                                                  |-----------|
                                                                                              |    C430   | <---
                                                    DOLLAR AMOUNTS IN THOUSANDS         |-----------------|
- ----------------------------------------------------------------------------------------|RCFD Bil Mil Thou|
                                                                                        |-----------------|
1. INCOME EARNED, NOT COLLECTED ON LOANS................................................|2164      52,917 | 1.
2. NET DEFERRED TAX ASSETS (1) .........................................................|2148      25,512 | 2.
3. EXCESS RESIDENTIAL MORTGAGE SERVICING FEES RECEIVABLE................................|5371           0 | 3.
4. OTHER (ITEMIZE AMOUNTS THAT EXCEED 25% OF THIS ITEM) ................................|2168     262,629 | 4.
      |----|                                                           |----------------|/////////////////|
   a. |3549|                                                         0 |3549|         0 |/////////////////| 4.a.
   b. |3550|                                                         0 |3550|         0 |/////////////////| 4.b.
   c. |3551|                                                         0 |3551|         0 |/////////////////| 4.c.
      |----|                                                           |----------------|/////////////////|
5. TOTAL (SUM OF ITEMS 1 THROUGH 4) (MUST EQUAL SCHEDULE RC, ITEM 11)...................|2160     341,058 | 5.
                                                                                        |-----------------|
MEMORANDUM
                                                    DOLLAR AMOUNTS IN THOUSANDS         |-----------------|
- ----------------------------------------------------------------------------------------|RCFD Bil Mil Thou|
1. DEFERRED TAX ASSETS DISALLOWED FOR REGULATORY CAPITAL PURPOSES.......................|5610           0 | M.1.
                                                                                        |-----------------|

                                                                                              |-----------|
SCHEDULE RC-G - OTHER LIABILITIES                                                             |    C435   | <---
                                                                                        |-----------------|
                                                    DOLLAR AMOUNTS IN THOUSANDS         |RCFD Bil Mil Thou|
- ----------------------------------------------------------------------------------------|-----------------|
1. a. INTEREST ACCRUED AND UNPAID ON DEPOSITS IN DOMESTIC OFFICES(2)....................|3645      22,295 | 1.a.
   b. OTHER EXPENSES ACCRUED AND UNPAID (INCLUDES ACCRUED INCOME TAXES PAYABLE).........|3646     168,377 | 1.b.
2. NET DEFERRED TAX LIABILITIES (1) ....................................................|3049           0 | 2.
3. MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES.......................................|3000           0 | 3.
4. OTHER (ITEMIZE AMOUNTS THAT EXCEED 25% OF THIS ITEM).................................|2938      35,703 | 4.
      |----|                                                           |----------------|/////////////////|
   a. |3552|Trading Security Purchase Fails                            |3552|     8,990 |/////////////////| 4.a.
   b. |3553|                                                         0 |3553|         0 |/////////////////| 4.b.
   c. |3554|                                                         0 |3554|         0 |/////////////////| 4.c.
      |----|                                                           |----------------|/////////////////|
5. TOTAL (SUM OF ITEMS 1 THROUGH 4) (MUST EQUAL SCHEDULE RC, ITEM 20)...................|2930     226,375 | 5.
                                                                                        |-----------------|

- ---------
(1) SEE DISCUSSION OF DEFERRED INCOME TAXES IN GLOSSARY ENTRY ON "INCOME TAXES."
(2) FOR SAVINGS BANKS, INCLUDE "DIVIDENDS" ACCRUED AND UNPAID ON DEPOSITS.

CERT: 03263    00373   STBK 48-3926                                 12-31-93
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                            FFIEC 031
P.O. BOX 2558                                                       PAGE RC-12
HOUSTON, TX  77252                                                     (22)
FDIC CERTIFICATE NUMBER: 03263

SCHEDULE RC-H - SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES

                                                                                                          |------------|
                                                                                                          |    C440    |
                                                                                                    |------------------| <---
                                                                                                    | DOMESTIC OFFICES |
                                                                                                    |------------------|
                                                                        DOLLAR AMOUNTS IN THOUSANDS |RCON Bil Mil Thou |
- ----------------------------------------------------------------------------------------------------|------------------|
1. CUSTOMERS' LIABILITY TO THIS BANK ON ACCEPTANCES OUTSTANDING.....................................|2155       11,269 | 1.
2. BANK'S LIABILITY ON ACCEPTANCES EXECUTED AND OUTSTANDING.........................................|2920       11,269 | 2.
3. FEDERAL FUNDS SOLD AND SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL...........................|1350    5,153,873 | 3.
4. FEDERAL FUNDS PURCHASED AND SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE.......................|2800      925,700 | 4.
5. OTHER BORROWED MONEY.............................................................................|2850      102,874 | 5.
   EITHER                                                                                           |//////////////////|
6. NET DUE FROM OWN FOREIGN OFFICES, EDGE AND AGREEMENT SUBSIDIARIES, AND IBFs......................|2163            0 | 6.
   OR                                                                                               |//////////////////|
7. NET DUE TO OWN FOREIGN OFFICES, EDGE AND AGREEMENT SUBSIDIARIES, AND IBFs........................|2941      211,903 | 7.
8. TOTAL ASSETS (EXCLUDES NET DUE FROM FOREIGN OFFICES, EDGE AND AGREEMENT SUBSIDIARIES, AND IBFs)..|2192   21,185,537 | 8.
9. TOTAL LIABILITIES (EXCLUDES NET DUE TO FOREIGN OFFICES, EDGE AND AGREEMENT SUBSIDIARIES,         |//////////////////|
   AND IBFs)........................................................................................|3129   19,278,851 | 9.
                                                                                                    |------------------|
MEMORANDUM (TO BE COMPLETED ONLY BY BANKS WITH IBFs AND OTHER "FOREIGN" OFFICES)
   EITHER                                                                                           |------------------|
1. NET DUE FROM THE IBF OF THE DOMESTIC OFFICES OF THE REPORTING BANK...............................|3051            0 | M.1.
   OR                                                                                               |//////////////////|
2. NET DUE TO THE IBF OF THE DOMESTIC OFFICES OF THE REPORTING BANK.................................|3059            0 | M.2.
                                                                                                    |------------------|


SCHEDULE RC-I - SELECTED ASSETS AND LIABILITIES OF IBFs

                                                                                                          |------------|
TO BE COMPLETED ONLY BY BANKS WITH IBFs AND OTHER "FOREIGN" OFFICES.                                      |    C445    |
                                                                                                    |------------------| <---
                                                                        DOLLAR AMOUNTS IN THOUSANDS |RCFN Bil Mil Thou |
- ----------------------------------------------------------------------------------------------------|------------------|
1. TOTAL IBF ASSETS OF THE CONSOLIDATED BANK (COMPONENT OF SCHEDULE RC, ITEM 12)....................|2133            0 | 1.
2. TOTAL IBF LOANS AND LEASE FINANCING RECEIVABLES (COMPONENT OF SCHEDULE RC-C, ITEM 12,            |//////////////////|
   COLUMN A)........................................................................................|2076            0 | 2.
3. IBF COMMERCIAL AND INDUSTRIAL LOANS (COMPONENT OF SCHEDULE RC-C, ITEM 4, COLUMN A)...............|2077            0 | 3.
4. TOTAL IBF LIABILITIES (COMPONENT OF SCHEDULE RC, ITEM 21)........................................|2898            0 | 4.
5. IBF DEPOSIT LIABILITIES DUE TO BANKS, INCLUDING OTHER IBFs (COMPONENT OF SCHEDULE RC-E,          |//////////////////|
   PART II, ITEMS 2 AND 3)..........................................................................|2379            0 | 5.
6. OTHER IBF DEPOSIT LIABILITIES (COMPONENT OF SCHEDULE RC-E, PART II, ITEMS 1, 4, 5 AND 6).........|2381            0 | 6.
                                                                                                    |------------------|

CERT: 03263    00373   STBK 48-3926                                12-31-93
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                           FFIEC 031
P.O. BOX 2558                                                      PAGE RC-13
HOUSTON, TX  77252                                                    (23)
FDIC CERTIFICATE NUMBER: 03263

SCHEDULE RC-K - QUARTERLY AVERAGES (1)

                                                                                                       |------------|
                                                                                                       |    C455    | <---
                                                                                                 |------------------|
                                                                      DOLLAR AMOUNTS IN THOUSANDS|     Bil Mil Thou |
- -------------------------------------------------------------------------------------------------|------------------|
ASSETS                                                                                           |//////////////////|
 1. INTEREST-BEARING BALANCES DUE FROM DEPOSITORY INSTITUTIONS..............................|RCFD|3381        5,095 | 1.
 2. U.S. TREASURY SECURITIES AND U.S. GOVERNMENT AGENCY AND CORPORATION OBLIGATONS..........|RCFD|3382    1,876,108 | 2.
 3. SECURITIES ISSUED BY STATES & POLITICAL SUBDIVISIONS IN THE U.S. .......................|RCFD|3383        1,513 | 3.
 4. a. OTHER DEBT SECURITIES ...............................................................|RCFD|3647      357,505 | 4.a.
    b. EQUITY SECURITES (INCLUDES INVESTMENTS IN MUTUAL FUNDS AND FEDERAL RESERVE STOCK) ...|RCFD|3648       42,941 | 4.b.
 5. FEDERAL FUNDS SOLD AND SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL IN DOMESTIC           |//////////////////|
    OFFICES OF THE BANK AND OF ITS EDGE AND AGREEMENT SUBSIDIARIES, AND IN IBFs.............|RCFD|3365    5,026,496 | 5.
 6. LOANS:                                                                                       |//////////////////|
    a. LOANS IN DOMESTIC OFFICES:                                                                |//////////////////|
      (1) TOTAL LOANS.......................................................................|RCON|3360    9,748,031 | 6.a.(1)
      (2) LOANS SECURED BY REAL ESTATE  ....................................................|RCON|3385    2,014,153 | 6.a.(2)
      (3) LOANS TO FINANCE AGRICULTURAL PRODUCTION AND OTHER LOANS TO FARMERS...............|RCON|3386      106,049 | 6.a.(3)
      (4) COMMERCIAL AND INDUSTRIAL LOANS...................................................|RCON|3387    3,800,259 | 6.a.(4)
      (5) LOANS TO INDIVIDUALS FOR HOUSEHOLD, FAMILY AND OTHER PERSONAL EXPENDITURES........|RCON|3388    1,230,816 | 6.a.(5)
      (6) OBLIGATIONS (OTHER THAN SECURITIES AND LEASES) OF STATES AND                           |//////////////////|
          POLITICAL SUBDIVISIONS IN THE U.S.................................................|RCON|3389       93,694 | 6.a.(6)
    b. TOTAL LOANS IN FOREIGN OFFICES, EDGE AND AGREEMENT SUBSIDIARIES, AND IBFs............|RCFN|3360      215,464 | 6.b.
 7. ASSETS HELD IN TRADING ACCOUNTS.........................................................|RCFD|3401       17,969 | 7.
 8. LEASE FINANCING RECEIVABLES (NET OF UNEARNED INCOME)....................................|RCFD|3484      213,874 | 8.
 9. TOTAL ASSETS............................................................................|RCFD|3368   20,842,658 | 9.
LIABILITIES                                                                                      |//////////////////|
10. INTEREST-BEARING TRANSACTION ACCOUNTS IN DOMESTIC OFFICES (NOW ACCOUNTS, ATS ACCOUNTS,       |//////////////////|
    AND TELEPHONE AND PREAUTHORIZED TRANSFER ACCOUNTS)(EXCLUDE DEMAND DEPOSITS).............|RCON|3485    2,011,941 | 10.
11. NONTRANSACTION ACCOUNTS IN DOMESTIC OFFICES:                                                 |//////////////////|
    a. MONEY MARKET DEPOSIT ACCOUNTS (MMDAs)................................................|RCON|3486    1,984,497 | 11.a.
    b. OTHER SAVINGS DEPOSITS...............................................................|RCON|3487    2,933,465 | 11.b.
    c. TIME CERTIFICATES OF DEPOSIT OF $100,000 OR MORE.....................................|RCON|3345      938,104 | 11.c.
    d. ALL OTHER TIME DEPOSITS..............................................................|RCON|3469    2,869,944 | 11.d.
12. INTEREST-BEARING DEPOSITS IN FOREIGN OFFICES, EDGE AND AGREEMENT SUBSIDIARIES, AND IBFs.|RCFN|3404      506,040 | 12.
13. FEDERAL FUNDS PURCHASED AND SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE IN DOMESTIC       |//////////////////|
    OFFICES OF THE BANK AND OF ITS EDGE AND AGREEMENT SUBSIDIARIES, AND IN IBFs.............|RCFD|3353      763,821 | 13.
14. OTHER BORROWED MONEY....................................................................|RCFD|3355      112,117 | 14.
                                                                                            |-----------------------|
- -----------

(1) FOR ALL ITEMS, BANKS HAVE THE OPTION OF REPORTING EITHER (1) AN AVERAGE OF DAILY FIGURES FOR THE QUARTER, OR (2) AN AVERAGE OF WEEKLY FIGURES (I.E., THE WEDNESDAY OF EACH WEEK OF THE QUARTER).

CERT: 03263    00373   STBK 48-3926                                12-31-93
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                           FFIEC 031
P.O. BOX 2558                                                      PAGE RC-14
HOUSTON, TX  77252                                                    (24)




SCHEDULE RC-L - OFF-BALANCE SHEET ITEMS

PLEASE READ CAREFULLY THE INSTRUCTIONS FOR THE PREPARATION OF SCHEDULE RC-L. SOME OF THE AMOUNTS REPORTED IN SCHEDULE RC-L ARE REGARDED AS VOLUME INDICATORS AND NOT NECESSARILY AS MEASURES OF RISK.

                                                                                                |-----------|
                                                                                                |    C460   | <---
                                                                                          |-----------------|
                                                              DOLLAR AMOUNTS IN THOUSANDS |RCFD Bil Mil Thou|
- ------------------------------------------------------------------------------------------|-----------------|
 1. UNUSED COMMITMENTS:                                                                   |/////////////////|
    a. REVOLVING, OPEN-END LINES SECURED BY 1-4 FAMILY RESIDENTIAL PROPERTIES, E.G., HOME |/////////////////|
       EQUITY LINES.......................................................................|3814           0 | 1.a.
    b. CREDIT CARD LINES..................................................................|3815           0 | 1.b.
    c. COMMERCIAL REAL ESTATE, CONSTRUCTION, AND LAND DEVELOPMENT:                        |/////////////////|
       (1) COMMITMENTS TO FUND LOANS SECURED BY REAL ESTATE ..............................|3816     145,100 | 1.c.(1)
       (2) COMMITMENTS TO FUND LOANS NOT SECURED BY REAL ESTATE ..........................|6550     123,375 | 1.c.(2)
    d. SECURITIES UNDERWRITING............................................................|3817           0 | 1.d.
    e. OTHER UNUSED COMMITMENTS...........................................................|3818   6,919,623 | 1.e.
 2. FINANCIAL STANDBY LETTERS OF CREDIT AND FOREIGN OFFICE GUARANTEES.....................|3819   1,176,336 | 2.
    a. AMOUNT OF FINANCIAL STANDBY LETTERS OF CREDIT CONVEYED TO OTHERS ..................|3820      53,938 | 2.a.
 3. PERFORMANCE STANDBY LETTERS OF CREDIT AND FOREIGN OFFICE GUARANTEES...................|3821     116,771 | 3.
    a. AMOUNT OF PERFOMANCE STANDBY LETTERS OF CREDIT CONVEYED TO OTHERS .................|3822       5,380 | 3.a.
 4. COMMERCIAL AND SIMILAR LETTERS OF CREDIT..............................................|3411     223,212 | 4.
 5. PARTICIPATIONS IN ACCEPTANCES (AS DESCRIBED IN THE INSTRUCTIONS) CONVEYED TO OTHERS   |/////////////////|
    BY THE REPORTING BANK.................................................................|3428           0 | 5.
 6. PARTICIPATIONS IN ACCEPTANCES (AS DESCRIBED IN THE INSTRUCTIONS) ACQUIRED             |/////////////////|
    BY THE REPORTING (NONACCEPTING) BANK..................................................|3429           0 | 6.
 7. SECURITIES BORROWED...................................................................|3432           0 | 7.
 8. SECURITIES LENT (INCLUDING CUSTOMERS' SECURITIES LENT WHERE THE CUSTOMER IS           |/////////////////|
    INDEMNIFIED AGAINST LOSS BY THE REPORTING BANK).......................................|3433      10,833 | 8.
 9. MORTGAGES TRANSFERRED (I.E. SOLD OR SWAPPED) WITH RECOURSE THAT HAVE BEEN TREATED     |/////////////////|
    AS SOLD FOR CALL REPORT PURPOSES:                                                     |/////////////////|
    a. FNMA AND FHLMC RESIDENTIAL MORTGAGE LOAN POOLS:                                    |/////////////////|
      (1) OUTSTANDING PRINCIPAL BALANCE OF MORTGAGES TRANSFERRED AS OF THE REPORT DATE....|3650           0 | 9.a.(1)
      (2) AMOUNT OF RECOURSE EXPOSURE ON THESE MORTGAGES AS OF THE REPORT DATE............|3651           0 | 9.a.(2)
    b. PRIVATE (NONGOVERNMENT-ISSUED OR GUARANTEED) RESIDENTIAL MORTGAGE LOAN POOLS:      |/////////////////|
      (1) OUTSTANDING PRINCIPAL BALANCE OF MORTGAGES TRANSFERRED AS OF THE REPORT DATE....|3652           0 | 9.b.(1)
      (2) AMOUNT OF RECOURSE EXPOSURE ON THESE MORTGAGES AS OF THE REPORT DATE............|3653           0 | 9.b.(2)
    c. FARMER MAC AGRICULTURAL MORTGAGE LOAN POOLS:                                       |/////////////////|
      (1) OUTSTANDING PRINCIPAL BALANCE OF MORTGAGES TRANSFERRED AS OF THE REPORT DATE....|3654           0 | 9.c.(1)
      (2) AMOUNT OF RECOURSE EXPOSURE ON THESE MORTGAGES AS OF THE REPORT DATE............|3655           0 | 9.c.(2)
10. WHEN-ISSUED SECURITIES:                                                               |/////////////////|
    a. GROSS COMMITMENTS TO PURCHASE......................................................|3434      63,967 | 10.a.
    b. GROSS COMMITMENTS TO SELL..........................................................|3435      43,905 | 10.b.
11. INTEREST RATE CONTRACTS (EXCLUDE WHEN-ISSUED SECURITIES):                             |/////////////////|
    a. NOTIONAL VALUE OF INTEREST RATE SWAPS..............................................|3450   5,358,187 | 11.a.
    b. FUTURES AND FORWARD CONTRACTS......................................................|3823     255,627 | 11.b.
    c. OPTION CONTRACTS (E.G. OPTIONS ON TREASURIES):                                     |/////////////////|
       (1) WRITTEN OPTION CONTRACTS.......................................................|3824     329,398 | 11.c.(1)
       (2) PURCHASED OPTION CONTRACTS.....................................................|3825     328,498 | 11.c.(2)
 12. FOREIGN EXCHANGE RATE CONTRACTS:                                                     |/////////////////|
    a. NOTIONAL VALUE OF EXCHANGE SWAPS (E.G. CROSS-CURRENCY SWAPS).......................|3826           0 | 12.a.
    b. COMMITMENTS TO PURCHASE FOREIGN CURRENCIES AND U.S. DOLLAR EXCHANGE (SPOT,         |/////////////////|
       FORWARD, AND FUTURES)..............................................................|3415     934,006 | 12.b.
    c. OPTION CONTRACTS (E.G. OPTIONS ON FOREIGN CURRENCY):                               |/////////////////|
       (1) WRITTEN OPTION CONTRACTS.......................................................|3827      11,875 | 12.c.(1)
       (2) PURCHASED OPTION CONTRACTS.....................................................|3828      11,875 | 12.c.(2)
                                                                                          |-----------------|

CERT: 03263    00373   STBK 48-3926                                12-31-93
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                           FFIEC 031
P.O. BOX 2558                                                      PAGE RC-15
HOUSTON, TX  77252                                                    (25)


FDIC CERTIFICATE NUMBER: 03263

SCHEDULE RC-L - CONTINUED

                                                                                                 |-----------|
                                                                                                 |    C461   | <---
                                                                                           |-----------------|
                                                              DOLLAR AMOUNTS IN THOUSANDS  |RCFD Bil Mil Thou|
- -------------------------------------------------------------------------------------------|-----------------|
13. CONTRACTS ON OTHER COMMODITIES AND EQUITIES:                                           |/////////////////|
    a. NOTIONAL VALUE OF OTHER SWAPS (E.G. OIL SWAPS)......................................|3829      43,271 | 13.a.
    b. FUTURES AND FORWARD CONTRACTS (E.G. STOCK INDEX AND COMMODITY - PRECIOUS METALS,    |/////////////////|
       WHEAT, COTTON, LIVESTOCK - CONTRACTS)...............................................|3830           0 | 13.b.
    c. OPTION CONTRACTS (E.G. OPTIONS ON COMMODITIES, INDIVIDUAL STOCKS AND STOCK INDEXES):|/////////////////|
       (1) WRITTEN OPTION CONTRACTS........................................................|3831           0 | 13.c.(1)
       (2) PURCHASED OPTION CONTRACTS .....................................................|3832           0 | 13.c.(2)
14. ALL OTHER OFF-BALANCE SHEET LIABILITIES (ITEMIZE AND DESCRIBE EACH COMPONENT OF THIS   |/////////////////|
    ITEM OVER 25% OF SCHEDULE RC, ITEM 28, "TOTAL EQUITY CAPTIAL").........................|3430           0 | 14.
       |----|                                                            |-----------------|-----------------|
    a. |3555|                                                          0 |3555|          0 |/////////////////| 14.a.
    b. |3556|                                                          0 |3556|          0 |/////////////////| 14.b.
    c. |3557|                                                          0 |3557|          0 |/////////////////| 14.c.
    d. |3558|                                                          0 |3558|          0 |/////////////////| 14.d.
       |----|                                                            |-----------------|-----------------|
15. ALL OTHER OFF-BALANCE SHEET ASSETS (ITEMIZE AND DESCRIBE EACH COMPONENT OF THIS        |/////////////////|
    ITEM OVER 25% OF SCHEDULE RC, ITEM 28, "TOTAL EQUITY CAPTIAL").........................|3430           0 | 15.
       |----|                                                            |-----------------|-----------------|
    a. |5592|                                                          0 |5592|          0 |/////////////////| 15.a.
    b. |5593|                                                          0 |5593|          0 |/////////////////| 15.b.
    c. |5594|                                                          0 |5594|          0 |/////////////////| 15.c.
    d. |5595|                                                          0 |5595|          0 |/////////////////| 15.d.
       |----|                                                            |-----------------|-----------------|

MEMORANDA                                                                                  |-----------------|
                                                              DOLLAR AMOUNTS IN THOUSANDS  |     Bil Mil Thou|
- -------------------------------------------------------------------------------------------|-----------------|
1. LOANS ORIGINATED BY THE REPORTING BANK THAT HAVE BEEN SOLD OR PARTICIPATED TO           |/////////////////|
   OTHERS DURING THE CALENDAR QUARTER ENDING WITH THE REPORT DATE (EXCLUDE THE PORTIONS    |/////////////////|
   OF SUCH LOANS RETAINED BY THE REPORTING BANK; SEE INSTRUCTIONS FOR OTHER EXCLUSIONS)....|3431   1,059,360 | M.1.
2. LOANS PURCHASED BY THE REPORTING BANK DURING THE CALENDAR QUARTER ENDING WITH           |/////////////////|
   THE REPORT DATE (SEE INSTRUCTIONS FOR EXCLUSIONS).......................................|3488     248,273 | M.2.
3. UNUSED COMMITMENTS WITH AN ORIGINAL MATURITY (1) EXCEEDING ONE YEAR THAT ARE REPORTED   |/////////////////|
   IN SCHEDULE RC-L, ITEMS 1.a. THROUGH 1.e. ABOVE (REPORT ONLY THE UNUSED PORTIONS OF     |/////////////////|
   COMMITMENTS THAT ARE FEE PAID OR OTHERWISE LEGALLY BINDING).............................|3833   4,825,399 | M.3.
    a. PARTICIPATIONS IN COMMITMENTS WITH AN ORIGINAL MATURITY (1) EXCEEDING ONE           |/////////////////|
       YEAR CONVEYED TO OTHERS ............................................................|3834     213,807 | M.3.a.
4. TO BE COMPLETED ONLY BY BANKS WITH $1 BILLION OR MORE IN TOTAL ASSETS:                  |/////////////////|
   STANDBY LETTERS OF CREDIT AND FOREIGN OFFICE GUARANTEES (BOTH FINANCIAL AND PERFORMANCE)|/////////////////|
   ISSUED TO NON-U.S. ADDRESSEES (DOMICILE) INCLUDED IN ITEMS 2 AND 3 ABOVE................|3377      39,708 | M.4.
5. TO BE COMPLETED FOR THE SEPTEMBER REPORT ONLY:                                          |/////////////////|
   INSTALLMENT LOANS TO INDIVIDUALS FOR HOUSEHOLD, FAMILY, AND OTHER PERSONAL EXPENDITURES |/////////////////|
   THAT HAVE BEEN SECURITIZED AND SOLD WITHOUT RECOURSE (WITH SERVICING RETAINED), AMOUNTS |/////////////////|
   OUSTANDING BY TYPE OF LOAN:                                                             |/////////////////|
   a. LOANS TO PURCHASE PRIVATE PASSENGER AUTOMOBILES......................................|2741           0 | M.5.a.
   b. CREDIT CARDS AND RELATED PLANS.......................................................|2742           0 | M.5.b.
   c. ALL OTHER CONSUMER INSTALLMENT CREDIT (INCLUDING MOBILE HOME LOANS)..................|2743           0 | M.5.c.
                                                                                           |-----------------|

CERT: 03263    00373   STBK 48-3926                                12-31-93
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                           FFIEC 031
P.O. BOX 2558                                                      PAGE RC-16
HOUSTON, TX  77252                                                    (26)

                                                                                                        |------------|
SCHEDULE RC-M - MEMORANDA                                                                               |    C465    | <---
                                                                                                  |------------------|
                                                                      DOLLAR AMOUNTS IN THOUSANDS |RCFD Bil Mil Thou |
- --------------------------------------------------------------------------------------------------|------------------|
1. EXTENSIONS OF CREDIT BY THE REPORTING BANK TO ITS EXECUTIVE OFFICERS, DIRECTORS, PRINCIPAL     |//////////////////|
   SHAREHOLDERS, AND THEIR RELATED INTERESTS AS OF THE REPORT DATE:                               |//////////////////|
   a. AGGREGATE AMOUNT OF ALL EXTENSIONS OF CREDIT TO ALL EXECUTIVE OFFICERS, DIRECTORS, PRINCIPAL|//////////////////|
      SHAREHOLDERS, AND THEIR RELATED INTERESTS...................................................|6164      801,644 | 1.a.
   b. NUMBER OF EXECUTIVE OFFICERS, DIRECTORS, AND PRINCIPAL SHAREHOLDERS TO WHOM THE AMOUNT      |//////////////////|
      OF ALL EXTENSIONS OF CREDIT BY THE REPORTING BANK (INCLUDING EXTENSIONS OF                  |//////////////////|
      CREDIT TO RELATED INTERESTS) EQUALS OR EXCEEDS THE LESSER OF $500,000 OR                    |//////////////////|
      5 PERCENT OF TOTAL CAPITAL AS DEFINED FOR THIS PURPOSE IN AGENCY REGULATIONS................|6165           31 | 1.b.
2. FEDERAL FUNDS SOLD AND SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL WITH U.S. BRANCHES      |//////////////////|
   AND AGENCIES OF FOREIGN BANKS(1) (INCLUDED IN SCHEDULE RC, ITEMS 3.a. AND 3.b).................|3405            0 | 2.
3. NOT APPLICABLE.                                                                                |//////////////////|
4. OUSTANDING PRINCIPAL BALANCE OF 1-4 FAMILY RESIDENTIAL MORTGAGE LOANS SERVICED FOR OTHERS      |//////////////////|
   (INCLUDE BOTH RETAINED SERVICING AND PURCHASED SERVICING):                                     |//////////////////|
   a. MORTGAGES SERVICED UNDER A GNMA CONTRACT....................................................|5500            0 | 4.a.
   b. MORTGAGES SERVICED UNDER A FHLMC CONTRACT:                                                  |//////////////////|
      (1) SERVICED WITH RECOURSE TO SERVICER......................................................|5501            0 | 4.b.(1)
      (2) SERVICED WITHOUT RECOURSE TO SERVICER...................................................|5502            0 | 4.b.(2)
   c. MORTGAGES SERVICED UNDER A FNMA CONTRACT:                                                   |//////////////////|
      (1) SERVICED UNDER A REGULAR OPTION CONTRACT................................................|5503            0 | 4.c.(1)
      (2) SERVICED UNDER A SPECIAL OPTION CONTRACT................................................|5504            0 | 4.c.(2)
   d. MORTGAGES SERVICED UNDER OTHER SERVICING CONTRACTS..........................................|5505            0 | 4.d.
5. TO BE COMPLETED ONLY BY BANKS WITH $1 BILLION OR MORE IN TOTAL ASSETS:                         |//////////////////|
   CUSTOMERS' LIABILITY TO THIS BANK ON ACCEPTANCES OUTSTANDING                                   |//////////////////|
   (SUM OF ITEMS 5.a. AND 5.b. MUST EQUAL SCHEDULE RC, ITEM 9):                                   |//////////////////|
   a. U.S. ADDRESSEES (DOMICILE)..................................................................|2103        6,543 | 5.a.
   b. NON-U.S. ADDRESSEES (DOMICILE)..............................................................|2104        4,726 | 5.b.
6. INTANGIBLE ASSETS:                                                                             |//////////////////|
   a. MORTGAGE SERVICING RIGHTS...................................................................|3164        5,088 | 6.a.
   b. OTHER IDENTIFIABLE INTANGIBLE ASSETS:                                                       |//////////////////|
      (1) PURCHASED CREDIT CARD RELATIONSHIPS.....................................................|5506            0 | 6.b.(1)
      (2) ALL OTHER IDENTIFIABLE INTANGIBLE ASSETS................................................|5507      195,546 | 6.b.(2)
   c. GOODWILL....................................................................................|3163      281,745 | 6.c.
   d. TOTAL (SUM OF ITEMS 6.a. THROUGH 6.c.) (MUST EQUAL SCHEDULE RC, ITEM 10)....................|2143      482,379 | 6.d.
   e. INTANGIBLE ASSETS THAT HAVE BEEN GRANDFATHERED FOR REGULATORY CAPITAL PURPOSES              |6442            0 | 6.e.
                                                                                                  |------------------|

                                                                                                  |------------------|
                                                                                                  |RCFD | YES  |  NO |
7. DOES YOUR BANK HAVE ANY MANDATORY CONVERTIBLE DEBT THAT IS PART OF YOUR PRIMARY OR             |------------------|
   SECONDARY CAPITAL?  ...........................................................................|6167            0 | 7.
                                                                                                  |------------------|
                                                                                                  |RCFD |Bil Mil Thou|
   IF YES, CONTINUE BELOW:                                                                        |------------------|
   a. TOTAL EQUITY CONTRACT NOTES, GROSS .........................................................|3290            0 | 7.a.
   b. COMMON OR PERPETUAL PREFERRED STOCK DEDICATED TO REDEEM THE ABOVE NOTES.....................|3291            0 | 7.b.
   c. TOTAL EQUITY COMMITMENT NOTES, GROSS........................................................|3293            0 | 7.c.
   d. COMMON OR PERPETUAL PREFERRED STOCK DEDICATED TO REDEEM THE ABOVE NOTES.....................|3294            0 | 7.d.
   e. TOTAL (ITEM 7.a. MINUS 7.b. PLUS 7.c. MINUS 7.d.)...........................................|3295            0 | 7.e.
                                                                                                  |------------------|
- ---------------------

(1) DO NOT REPORT FEDERAL FUNDS SOLD AND SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL WITH OTHER COMMERCIAL BANKS IN THE U.S. IN THIS ITEM.

CERT: 03263    00373   STBK 48-3926                                12-31-93
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                           FFIEC 031
P.O. BOX 2558                                                      PAGE RC-17
HOUSTON, TX  77252                                                    (27)

SCHEDULE RC-M - CONTINUED

                                                                                                  |------------------|
                                                                      DOLLAR AMOUNTS IN THOUSANDS |RCFD Bil Mil Thou |
- --------------------------------------------------------------------------------------------------|------------------|
8.a. OTHER REAL ESTATE OWNED:                                                                     |//////////////////|
     (1) DIRECT AND INDIRECT INVESTMENTS IN REAL ESTATE VENTURES..................................|5372            0 | 8.a.(1)
     (2) ALL OTHER REAL ESTATE OWNED..............................................................|//////////////////|
        (a) CONSTRUCTION AND LAND DEVELOPMENT IN DOMESTIC OFFICES.................................|5508       54,251 | 8.a.(2)(a)
        (b) FARMLAND IN DOMESTIC OFFICES..........................................................|5509        2,945 | 8.a.(2)(b)
        (c) 1-4 FAMILY RESIDENTIAL PROPERTIES IN DOMESTIC OFFICES.................................|5510        1,384 | 8.a.(2)(c)
        (d) MULTIFAMILY (5 OR MORE) RESIDENTIAL PROPERTIES IN DOMESTIC OFFICES....................|5511          469 | 8.a.(2)(d)
        (e) NONFARM NONRESIDENTIAL PROPERTIES IN DOMESTIC OFFICES.................................|5512       73,064 | 8.a.(2)(e)
        (f) IN FOREIGN OFFICES....................................................................|5513            0 | 8.a.(2)(f)
     (3) TOTAL (SUM OF ITEMS 8.a.(1) AND 8.a.(2)) (MUST EQUAL SCHEDULE RC, ITEM 7)................|2150      132,113 | 8.a.(3)
  b. INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES AND ASSOCIATED COMPANIES:                         |//////////////////|
     (1) DIRECT AND INDIRECT INVESTMENTS IN REAL ESTATE VENTURES..................................|5374            0 | 8.b.(1)
     (2) ALL OTHER INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES AND ASSOCIATED COMPANIES............|5375            0 | 8.b.(2)
     (3) TOTAL (SUM OF ITEMS 8.b.(1) AND 8.b.(2)) (MUST EQUAL SCHEDULE RC, ITEM 8)................|2130            0 | 8.b.(3)
  c. TOTAL ASSETS OF UNCONSOLIDATED SUBSIDIARIES AND ASSOCIATED COMPANIES.........................|5376            0 | 8.c.
9. NONCUMULATIVE PERPETUAL PREFERRED STOCK AND RELATED SURPLUS INCLUDED IN SCHEDULE RC. ITEM 23,  |//////////////////|
   "PERPETUAL PREFERRED STOCK AND RELATED SURPLUS"................................................|3778            0 | 9.
                                                                                                  |------------------|

MEMORANDUM                                                                                        |------------------|
                                                                      DOLLAR AMOUNTS IN THOUSANDS |RCFD Bil Mil Thou |
- --------------------------------------------------------------------------------------------------|------------------|
1. INTERBANK HOLDINGS OF CAPITAL INSTRUMENTS (TO BE COMPLETED FOR THE DECEMBER REPORT ONLY):      |//////////////////|
   a. RECIPROCAL HOLDINGS OF BANKING ORGANIZATIONS' CAPITAL INSTRUMENTS...........................|3836            0 | M.1.a.
   b. NONRECIPROCAL HOLDINGS OF BANKING ORGANIZATIONS' CAPITAL INSTRUMENTS........................|3837            0 | M.1.b.
                                                                                                  |------------------|

CERT: 03263    00373   STBK 48-3926                                 12-31-93
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                            FFIEC 031
P.O. BOX 2558                                                       PAGE RC-18
HOUSTON, TX  77252                                                     (28)

SCHEDULE RC-N - PAST DUE AND NONACCRUAL LOANS, LEASES, AND OTHER ASSETS               |------------|
                                                                                      |   C470     | <--
THE FFIEC REGARDS THE INFORMATION REPORTED IN ALL OF MEMORANDUM|-----------------|-----------------|
ITEM 1, IN ITEMS 1 THROUGH 10, COLUMN A, AND IN MEMORANDUM     | (Column B)      | (Column C)      |
ITEMS 2 AND 3, COLUMN A, AS CONFIDENTIAL.                      |Past due 90      | Nonaccrual      |
                                                               |days or more     |                 |
                                                               |and still        |                 |
                                                               |  accruing       |                 |
                                                               |-----------------|-----------------|
                                   DOLLAR AMOUNTS IN THOUSANDS |RCFD Bil Mil Thou|RCFD Bil Mil Thou|
- ---------------------------------------------------------------|-----------------|-----------------|
1. LOANS SECURED BY REAL ESTATE:                               |/////////////////|/////////////////|
   a. TO U.S. ADDRESSEES (DOMICILE)............................|1246      16,422 |1247     105,947 | 1.a.
   b. TO NON-U.S. ADDRESSEES (DOMICILE)........................|1249           0 |1250           0 | 1.b.
2. LOANS TO DEPOSITORY INSTITUTIONS AND ACCEPTANCES OF OTHER   |/////////////////|/////////////////|
   BANKS:                                                      |/////////////////|/////////////////|
   a. TO U.S. BANKS AND OTHER U.S. DEPOSITORY INSTITUTIONS.....|5378           0 |5379           0 | 2.a.
   b. TO FOREIGN BANKS.........................................|5381           0 |5382           0 | 2.b.
3. LOANS TO FINANCE AGRICULTURAL PRODUCTION AND OTHER LOANS    |/////////////////|/////////////////|
   TO FARMERS..................................................|1597       2,340 |1583       7,073 | 3.
4. COMMERCIAL AND INDUSTRIAL LOANS:                            |/////////////////|/////////////////|
   a. TO U.S. ADDRESSEES (DOMICILE)............................|1252      12,696 |1253      44,324 | 4.a.
   b. TO NON-U.S. ADDRESSEES (DOMICILE)........................|1255          54 |1256       1,494 | 4.b.
5. LOANS TO INDIVIDUALS FOR HOUSEHOLD, FAMILY, AND OTHER       |/////////////////|/////////////////|
   PERSONAL EXPENDITURES:                                      |/////////////////|/////////////////|
   a. CREDIT CARDS AND RELATED PLANS...........................|5384         323 |5385           0 | 5.a.
   b. OTHER (INCLUDES SINGLE PAYMENT, INSTALLMENT, AND ALL     |/////////////////|/////////////////|
      STUDENT LOANS............................................|5387      22,115 |5388       1,139 | 5.b.
6. LOANS TO FOREIGN GOVERNMENTS AND OFFICIAL INSTITUTIONS......|5390           0 |5391           0 | 6.
7. ALL OTHER LOANS.............................................|5460       2,502 |5461      12,418 | 7.
8. LEASE FINANCING RECEIVABLES:                                |/////////////////|/////////////////|
   a. OF U.S. ADDRESSEES (DOMICILE)............................|1258           0 |1259       1,155 | 8.a.
   b. OF NON-U.S. ADDRESSEES (DOMICILE)........................|1272           0 |1791           0 | 8.b.
9. DEBT SECURITIES AND OTHER ASSETS (EXCLUDE OTHER REAL        |/////////////////|/////////////////|
   ESTATE OWNED AND OTHER REPOSSESSED ASSETS)..................|5393           0 |5394          52 | 9.
                                                               -------------------------------------|

AMOUNTS REPORTED IN ITEMS 1 THROUGH 8 ABOVE INCLUDES GUARANTEED AND UNGUARANTEED PORTIONS OF PAST DUE AND NONACCRUAL LOANS AND LEASES. REPORT IN
ITEM 10 BELOW GUARANTEED LOANS AND LEASES INCLUDED IN ITEMS 1 THROUGH 8 ABOVE.

                                                               |-----------------|-----------------|
                                                               |RCFD Bil Mil Thou|RCFD Bil Mil Thou|
                                                               |-----------------|-----------------|
10. LOANS AND LEASES REPORTED IN 1 THROUGH 8 WHICH ARE WHOLLY  |/////////////////|/////////////////|
    OR PARTIALLY GUARANTEED BY THE U.S. GOVERNMENT.............|5613      31,072 |5614      94,786 | 10.
10.a. GUARANTEED PORTION OF LOANS AND LEASES INCLUDED IN ITEM  |/////////////////|/////////////////|
      10 ABOVE.................................................|5616      29,882 |5617      87,721 | 10.a.
                                                               |-----------------|-----------------|

CERT: 03263    00373   STBK 48-3926                                 12-31-93
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                            FFIEC 031
P.O. BOX 2558                                                       PAGE RC-19
HOUSTON, TX  77252                                                     (29)

SCHEDULE RC-N CONTINUED

                                                                                     |------------|
                                                                                     |   C473     | <--
                                                              |-----------------|-----------------|
MEMORANDUM                        DOLLAR AMOUNT IN THOUSANDS  |RCFD Bil Mil Thou|RCFD Bil Mil Thou|
- --------------------------------------------------------------|-----------------|-----------------|
2. LOANS TO FINANCE COMMERCIAL REAL ESTATE, CONSTRUCTION, AND |/////////////////|/////////////////|
   LAND DEVELOPMENT ACTIVITIES (NOT SECURED BY REAL ESTATE)   |/////////////////|/////////////////|
   INCLUDED IN SCHEDULE RC-N, ITEMS 4 AND 7, ABOVE............|6559           0 |6560         780 | M.2.
3. LOANS SECURED BY REAL ESTATE IN DOMESTIC OFFICES (INCLUDED |/////////////////|/////////////////|
   IN SCHEDULE RC-N, ITEM 1, ABOVE):                          |/////////////////|/////////////////|
   a. CONSTRUCTION AND LAND DEVELOPMENT.......................|2769       2,316 |3492      23,997 | M.3.a.
   b. SECURED BY FARMLAND.....................................|3494           0 |3495       1,047 | M.3.b.
   c. SECURED BY 1-4 FAMILY RESIDENTIAL PROPERTIES:           |/////////////////|/////////////////|
      (1) REVOLVING, OPEN-ENDED LOANS SECURED BY 1-4 FAMILY   |/////////////////|/////////////////|
          RESIDENTIAL PROPERTIES AND EXTENDED UNDER LINES     |/////////////////|/////////////////|
          OF CREDIT...........................................|5399           0 |5400           0 | M.3.c.(1)
      (2) ALL OTHER LOANS SECURED BY 1-4 FAMILY RESIDENTIAL   |/////////////////|/////////////////|
          PROPERTIES..........................................|5402       4,691 |5403      10,937 | M.3.c.(2)
   d. SECURED BY MULTIFAMILY (5 OR MORE) RESIDENTIAL          |/////////////////|/////////////////|
      PROPERTIES..............................................|3500       1,221 |3501      10,450 | M.3.d.
   e. SECURED BY NONFARM NONRESIDENTIAL PROPERTIES............|3503       8,194 |3504      59,516 | M.3.e.
                                                              |-----------------|-----------------|




SCHEDULE RC-O - OTHER DATA FOR DEPOSIT INSURANCE ASSESSMENTS

AN AMENDED CERTIFIED STATEMENT SHOULD BE SUBMITTED TO THE FDIC IF THE AMOUNTS REPORTED IN
ITEMS 1 THROUGH 6 OF THIS SCHEDULE ARE AMENDED AFTER THE SEMIANNUAL CERTIFIED STATEMENT                 |------------|
ORIGINALLY COVERING THIS REPORT DATE HAS BEEN FILED WITH THE FDIC.                                      |    C475    | <---
                                                                                                   |-----------------|
                                                                    DOLLAR AMOUNTS IN THOUSANDS    |RCON Bil Mil Thou|
- ---------------------------------------------------------------------------------------------------|-----------------|
1. UNPOSTED DEBITS (SEE INSTRUCTIONS):                                                             |/////////////////|
   a. ACTUAL AMOUNT OF ALL UNPOSTED DEBITS.........................................................|0030           0 | 1.a.
      OR                                                                                           |/////////////////|
   b. SEPARATE AMOUNT OF UNPOSTED DEBITS:                                                          |/////////////////|
      (1) ACTUAL AMOUNT OF UNPOSTED DEBITS TO DEMAND DEPOSITS......................................|0031           0 | 1.b.(1)
      (2) ACTUAL AMOUNT OF UNPOSTED DEBITS TO TIME AND SAVINGS DEPOSITS (1)........................|0032           0 | 1.b.(2)
2. UNPOSTED CREDITS (SEE INSTRUCTIONS):                                                            |/////////////////|
   a. ACTUAL AMOUNT OF ALL UNPOSTED CREDITS........................................................|3510           0 | 2.a.
      OR                                                                                           |/////////////////|
   b. SEPARATE AMOUNT OF UNPOSTED CREDITS:                                                         |/////////////////|
      (1) ACTUAL AMOUNT OF UNPOSTED CREDITS TO DEMAND DEPOSITS.....................................|3512           0 | 2.b.(1)
      (2) ACTUAL AMOUNT OF UNPOSTED CREDITS TO TIME AND SAVINGS DEPOSITS (1).......................|3514           0 | 2.b.(2)
3. UNINVESTED TRUST FUNDS (CASH) HELD IN BANK'S OWN TRUST DEPARTMENT (NOT                          |/////////////////|
   INCLUDED IN TOTAL DEPOSITS IN DOMESTIC OFFICES).................................................|3520           0 | 3.
4. DEPOSITS OF CONSOLIDATED SUBSIDIARIES IN DOMESTIC OFFICES AND IN INSURED                        |/////////////////|
   BRANCHES IN PUERTO RICO AND U.S. TERRITORIES AND POSSESSIONS (NOT                               |/////////////////|
   INCLUDED IN TOTAL DEPOSITS):                                                                    |/////////////////|
   a. DEMAND DEPOSITS OF CONSOLIDATED SUBSIDIARIES.................................................|2211        1968 | 4.a.
   b. TIME AND SAVINGS DEPOSITS (1) OF CONSOLIDATED SUBSIDIARIES...................................|2351          16 | 4.b.
   c. INTEREST ACCRUED AND UNPAID ON DEPOSITS OF CONSOLIDATED SUBSIDIARIES.........................|5514           0 | 4.c.
5. DEPOSITS OF INSURED BRANCHES IN PUERTO RICO AND U.S. TERRITORIES AND POSSESSIONS                |/////////////////|
   (INCLUDED IN SCHEDULE RC-E, PART II):                                                           |/////////////////|
   a. DEMAND DEPOSITS IN INSURED BRANCHES..........................................................|2229           0 | 5.a.
   b. TIME AND SAVINGS DEPOSITS (1) IN INSURED BRANCHES............................................|2383           0 | 5.b.
   c. INTEREST ACCRUED AND UNPAID ON DEPOSITS IN INSURED BRANCHES (INCLUDED IN                     |/////////////////|
      SCHEDULE RC-G, ITEM 1.b.) ...................................................................|5515           0 | 5.c.
                                                                                                   |-----------------|

CERT: 03263    00373   STBK 48-3926                                 12-31-93
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                            FFIEC 031
P.O. BOX 2558                                                       PAGE RC-20
HOUSTON, TX  77252                                                     (30)

SCHEDULE RC-O - CONTINUED

                                                                                                     |-----------------|
                                                                            DOLLAR AMOUNT IN THOUSAND|     Bil Mil Thou|
ITEM 6 IS NOT APPLICABLE TO STATE NONMEMBER BANKS THAT HAVE NOT BEEN AUTHORIZED BY THE FEDERAL       |-----------------|
RESERVE TO ACT AS PASS-THROUGH CORRESPONDENTS.                                                       |/////////////////|
                                                                                                     |/////////////////|
6. RESERVE BALANCES ACTUALLY PASSED THROUGH TO THE FEDERAL RESERVE BY THE                            |/////////////////|
   REPORTING BANK ON BEHALF OF ITS RESPONDENT DEPOSITORY INSTITUTIONS THAT ARE                       |/////////////////|
   ALSO REFLECTED AS DEPOSIT LIABILITIES OF THE REPORTING BANK:                                      |/////////////////|
   a.  AMOUNT REFLECTED IN DEMAND DEPOSITS (INCLUDED IN SCHEDULE RC-E, PART 1, MEMORANDUM            |/////////////////|
      ITEM 4.a.).....................................................................................|2314       3,110 | 6.a.
   b. AMOUNT REFLECTED IN TIME AND SAVINGS DEPOSITS (1) (INCLUDED IN SCHEDULE RC-E, PART 1,          |/////////////////|
      MEMORANDUM ITEM 4.b.)..........................................................................|2315           0 | 6.b.
7. UNAMORTIZED PREMIUMS AND DISCOUNTS ON TIME AND SAVINGS DEPOSITS:(1)                               |/////////////////|
   a. UNAMORTIZED PREMIUMS...........................................................................|5516      16,063 | 7.b.
   a. UNAMORTIZED DISCOUNTS..........................................................................|5517           0 | 7.b.
                                                                                                     |-----------------|

8. TO BE COMPLETED BY BANKS WITH "OKAR DEPOSITS."                                                    |-----------------|
   TOTAL "ADJUSTED ATTRIBUTABLE DEPOSITS" OF ALL THRIFTS ACQUIRED UNDER SECTION 5(d)(3) OF THE       |/////////////////|
   FEDERAL DEPOSIT INSURANCE ACT (FROM THE MOST RECENT OAKAR CERTIFIED STATEMENT ATTACH..............|5518           0 | 8.
                                                                                                     |-----------------|
                                                                                                     |-----------------|
9. DEPOSITS IN LIFELINE ACCOUNTS...................................................................  |5596/////////////| 9.
                                                                                                     |-----------------|
- -----------------

 (1) FOR FDIC INSURANCE ASSESSMENT PURPOSES, "TIME AND SAVINGS DEPOSITS" CONSISTS OF NONTRANSACTION ACCOUNTS AND ALL TRANSACTION ACCOUNTS OTHER THAN DEMAND DEPOSITS.


MEMORANDUM (TO BE COMPLETED EACH QUARTER EXCEPT AS NOTED)                                            |-----------------|
                                                                            DOLLAR AMOUNT IN THOUSAND|     Bil Mil Thou|
- -----------------------------------------------------------------------------------------------------|-----------------|
1. TOTAL DEPOSITS IN DOMESTIC OFFICES OF THE BANK (SUM OF MEMORANDUM ITEMS 1.a.(1) AND 1.b.(1)       |/////////////////|
   MUST EQUAL SCHEDULE RC, ITEM 13.a.):                                                              |/////////////////|
   a. DEPOSIT ACCOUNTS OF $100,000 OR LESS:                                                          |/////////////////|
      (1) AMOUNT OF DEPOSIT ACCOUNTS OF $100,000 OR LESS ............................................|2702   9,114,096 | M.1.a.(1)
      (2) NUMBER OF DEPOSIT ACCOUNTS OF $100,000 OR LESS (TO BE COMPLETED FOR THE JUNE |-------------|/////////////////|
          REPORT ONLY).................................................................|3779         |/////////////////| M.1.a.(2)
   b. DEPOSIT ACCOUNTS OF MORE THAN $100,000:                                          |-------------|/////////////////|
      (1) AMOUNT OF DEPOSIT ACCOUNTS OF MORE THAN $100,000 ............................|-------------|2710   7,749,009 | M.1.b.(1)
      (2) NUMBER OF DEPOSIT ACCOUNTS OF MORE THAN $100,000 ............................|2722  16,273 |/////////////////| M.1.b.(2)
                                                                                       |-------------|-----------------|
2. ESTIMATED AMOUNT OF UNINSURED DEPOSITS IN DOMESTIC OFFICES OF THE BANK:
    a. AN ESTIMATE OF YOUR BANK'S UNINSURED DEPOSITS CAN BE DETERMINED BY MULIPLYING THE NOUMBER
       OF DEPOSIT ACCOUNTS OF MORE THAN $100,000 REPORTED IN MEMORANDUM ITEM 1.B.(2) ABOVE BY $100,000
       AND SUBTRACTING THE RESULT FROM THE AMOUNT FROM THE AMOUNT OF DEPOSIT ACCOUNTS OF MORE
       THAN $100,000 REPORTED IN MEMORANDUM ITEM 1.b.(1) ABOVE.                                      |-----------------|
                                                                                                     | YES    |   NO   |
                                                                                                     |/////////////////|
 INDICATE IN THE APPROPRIATE BOX AT THE RIGHT WHETHER YOUR BANK HAS A METHOD OR PROCEDURE FOR        |/////////////////|
 DETERMINING A BETTER ESTIMATE OF UNINSURED DEPOSITS THAN THE ESTIMATE DESCRIBED ABOVE               |6661           0 | M.2.a.
                                                                                                     |-----------------|
                                                                                                     |     Bil Mil Thou|
    b. IF THE BOX MARKED YES HAS BEEN CHECKED, REPORT THE ESTIMATE OF UNINSURED DEPOSITS             |-----------------|
       DETERMINED BY USING YOUR BANK'S METHOD OR PROCEDURE...........................................|5597             | M.2.b.
                                                                                                     |-----------------|

________________________________________________________________________________________________________________________
                                                                                                          |    C477    | <---
PERSON TO WHOM QUESTIONS ABOUT THE REPORT OF CONDITION AND INCOME SHOULD BE DIRECTED:                     |------------|

Karen Gatenby , Vice President                                                                         (713) 216-5263
- ------------------------------------------                                                           --------------------------
NAME AND TITLE  (TEXT 8901)                                                                          AREA CODE AND PHONE NUMBER
                                                                                                     (TEXT 8902)

CERT: 03263    00373   STBK 48-3926                                 12-31-93
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                            FFIEC 031
P.O. BOX 2558                                                       PAGE RC-21
HOUSTON, TX  77252                                                     (31)


SCHEDULE RC-R -RISK-BASED CAPITAL


THIS SCHEDULE MUST BE COMPLETED BY ALL BANKS AS FOLLOWS: BANKS THAT REPORTED TOTAL ASSETS OF $1 BILLION OR MORE IN SCHEDULE RC, ITEM 12, FOR JUNE 30, 1990, MUST COMPLETE ITEMS 2 THROUGH 9 AND MEMORANDUM ITEM 1. BANKS WITH ASSETS OF LESS THAN $1 BILLION MUST COMPLETE ITEMS 1 THROUGH 3 BELOW OR SCHEDULE RC-R IN ITS ENTIRETY, DEPENDING ON THEIR RESPONSE TO ITEM 1 BELOW.

                                                                                                          |-----------|
                                                                                                          |    C480   | <---
 1. TEST FOR DETERMINING THE EXTENT TO WHICH SCHEDULE RC-R MUST BE COMPLETED. TO BE COMPETED ONLY BY      |-----------|
    BANKS WITH TOTAL ASSETS OF LESS THAN $1 BILLION. INDICATE IN THE APPROPRIATE BOX AT THE RIGHT         | YES   NO  |
    WHETHER THE BANK HAS TOTAL CAPITAL GREATER THAN OR EQUAL TO EIGHT PERCENT OF ADJUSTED TOTAL     |-----------------|
    ASSETS .........................................................................................|6056           0 | 1.
                                                                                                    |-----------------|

      FOR PURPOSES OF THIS TEST, ADJUSTED TOTAL ASSETS EQUALS TOTAL ASSETS LESS CASH, U.S. TREASURIES, U.S. GOVERNMENT AGENCY OBLIGATIONS, AND 80 PERCENT OF U.S. GOVERNMENT-SPONSORED AGENCY OBLIGATIONS PLUS THE ALLOWANCE FOR LOAN AND LEASE LOSSES AND SELECTED OFF-BALANCE SHEET ITEMS AS REPORTED ON SCHEDULE RC-L (SEE INSTRUCTIONS).
      IF THE BOX MARKED YES HAS BEEN CHECKED, THEN THE BANK ONLY HAS TO COMPLETE ITEMS 2 AND 3 BELOW. IF THE BOX MARKED NO HAS BEEN CHECKED, THE BANK MUST COMPLETE THE REMAINDER OF THIS THIS SCHEDULE.
      A NO RESPONSE TO ITEM 1 DOES NOT NECESSARILY MEAN THAT THE BANK'S ACTUAL RISK-BASED CAPITAL RATIO IS LESS THAN EIGHT PERCENT OR THAT THE BANK IS NOT IN COMPLIANCE WITH THE RISK-BASED CAPITAL GUIDELINES.

                                                                                  |-----------------|-----------------|
                                                                                  |   (COLUMN A)    |   (COLUMN B)    |
                                                                                  |  SUBORDINATED   |      OTHER      |
                                                                                  | DEBT (1) AND IN-|  LIMITED-LIFE   |
                                                                                  | TERMEDIATE TERM |     CAPITAL     |
ITEMS 2 AND 3 ARE TO BE COMPLETED BY ALL BANKS.                                   | PREFERRED STOCK |  INSTRUMENTS    |
                                                                                  |-----------------|-----------------|
                                                      DOLLAR AMOUNTS IN THOUSANDS |RCFD Bil Mil Thou|RCFD Bil Mil Thou|
- ----------------------------------------------------------------------------------|-----------------|-----------------|
 2. SUBORDINATE DEBT (1) AND OTHER LIMITED-LIFE CAPITAL INSTRUMENTS (ORIGINAL WEIG|/////////////////|/////////////////|
    AVERAGE MATURITY OF AT LEAST FIVE YEARS) WITH A REMAINING MATURITY OF:        |/////////////////|/////////////////|
    a. ONE YEAR OR LESS...........................................................|3780           0 |3786           0 | 2.a.
    b. OVER ONE YEAR THROUGH TWO YEARS............................................|3781           0 |3787           0 | 2.b.
    c. OVER TWO YEARS THROUGH THREE YEARS.........................................|3782           0 |3788           0 | 2.c.
    d. OVER THREE YEARS THROUGH FOUR YEARS........................................|3783           0 |3789           0 | 2.d.
    e. OVER FOUR YEARS THROUGH FIVE YEARS.........................................|3784      35,000 |3790           0 | 2.e.
    f. OVER FIVE YEARS............................................................|3785     310,000 |3791           0 | 2.f.
                                                                                  |-----------------|-----------------|

                                                                                                    |-----------------|
                                                                                                    |RCFD  Bil Mil Tho|
 3. TOTAL QUALIFYING CAPITAL (I.E. TIER 1 AND TIER 2 CAPITAL) ALLOWABLE UNDER THE RISK-BASED        |-----------------|
    CAPITAL GUIDELINES..............................................................................|3792   1,705,882 | 3.
                                                                                                    |-----------------|

ITEMS 4-9 AND MEMORANDUM ITEM 1 ARE TO BE COMPLETED BY BANKS THAT ANSWERED NO TO

ITEM 1 ABOVE AND BY BANKS WITH TOTAL ASSETS OF $1 BILLION OR MORE.                |-----------------|-----------------|
                                                                                  |   (COLUMN A)    |   (COLUMN B)    |
                                                                                  |-----------------|-----------------|
                                                      DOLLAR AMOUNTS IN THOUSANDS |RCFD  Bil Mil Tho|RCFD  Bil Mil Tho|
- ----------------------------------------------------------------------------------|-----------------|-----------------|
 4. ASSETS AND CREDIT EQUIVALENT AMOUNTS OF OFF-BALANCE SHEET ITEMS ASSIGNED TO   |/////////////////|/////////////////|
    THE ZERO PERCENT RISK CATAGORY:                                               |/////////////////|/////////////////|
    a. ASSETS RECORDED ON THE BALANCE SHEET:                                      |/////////////////|/////////////////|
       (1) SECURITIES ISSUED BY, OTHER CLAIMS ON, AND CLAIMS UNCONDITIONALLY      |/////////////////|/////////////////|
           GUARANTEED BY, THE U.S. GOVERNMENT AND ITS AGENCIES AND OTHER OECD     |/////////////////|/////////////////|
           CENTRAL GOVERNMENTS....................................................|3794   1,118,237 |/////////////////| 4.a.(1)
       (2) ALL OTHER..............................................................|3795     791,018 |/////////////////| 4.a.(2)
    b. CREDIT EQIVALENT AMOUNT OF OFF-BALANCE SHEET ITEMS.........................|/////////////////|3796      23,603 | 4.b.
                                                                                  |-----------------|-----------------|

_____________________
(1) EXCLUDE MANDATORY CONVERTIBLE DEBT REPORTED IN SCHEDULE RC-M, ITEM 7.e, "TOTAL."
(2) DO NOT REPORT IN COLUMN B THE RISK-WEIGHTED AMOUNT OF ASSETS REPORTED IN COLUMN A.

CERT: 03263    00373   STBK 48-3926                                 12-31-93
TEXAS COMMERCE BANK NATIONAL ASSOCIATION                            FFIEC 031
P.O. BOX 2558                                                       PAGE RC-22
HOUSTON, TX  77252                                                     (32)

                                                                |-----------------|-----------------|
                                                                |   (COLUMN A)    |   (COLUMN B)    |
                                                                |     ASSETS      |  CREDIT EQUIV-  |
                                                                |    RECORDED     |  ALENT AMOUNT   |
SCHEDULE RC-R --CONTINUED                                       |     ON THE      | OF OFF-BALANCE  |
                                                                |  BALANCE SHEET  | SHEET ITEMS (1) |
                                                                |-----------------|-----------------|
                                    DOLLAR AMOUNTS IN THOUSANDS |      Bil Mil Tho|      Bil Mil Tho|
- ----------------------------------------------------------------|-----------------|-----------------|
 5. ASSETS AND CREDIT EQUIVALENT AMOUNTS OF OFF-BALANCE         |/////////////////|/////////////////|
    SHEET ITEMS ASSIGNED TO THE 20 PERCENT RISK CATAGORY:       |/////////////////|/////////////////|
    a. ASSETS RECORDED ON THE BALANCE SHEET:                    |/////////////////|/////////////////|
       (1) CLAIMS CONDITIONALLY GUARANTEED BY THE U.S. GOVERN-  |/////////////////|/////////////////|
           MENT AND ITS AGENCIES AND OTHER OECD CENTRAL         |/////////////////|/////////////////|
           GOVERNMENTS..........................................|3798     872,310 |/////////////////| 5.a.(1)
       (2) CLAIMS COLLATERALIZED BY SECURITIES ISSUED BY THE U.S|/////////////////|/////////////////|
           GOVERNMENT AND ITS AGENCIES AND OTHER OECD CENTRAL   |/////////////////|/////////////////|
           GOVERNMENTS; BY SECURITIES ISSUED BY U.S. GOVERNMENT |/////////////////|/////////////////|
           SPONSORED AGENCIES; AND BY CASH ON DEPOSIT...........|3799     208,157 |/////////////////| 5.a.(2)
       (3) ALL OTHER............................................|3800   8,030,880 |/////////////////| 5.a.(3)
    b. CREDIT EQUIVALENT AMOUNT OF OFF-BALANCE SHEET ITEMS......|/////////////////|3801     646,304 | 5.b.
 6. ASSETS AND CREDIT EQUIVALENT AMOUNTS OF OFF-BALANCE         |/////////////////|/////////////////|
    SHEET ITEMS ASSIGNED TO THE 50 PERCENT RISK CATAGORY:       |/////////////////|/////////////////|
    a. ASSETS RECORDED ON THE BALANCE SHEET.....................|3802     533,086 |/////////////////| 6.a.
    b. CREDIT EQUIVALENT AMOUNT OF OFF-BALANCE SHEET ITEMS......|/////////////////|3803      44,256 | 6.b.
 7. ASSETS AND CREDIT EQUIVALENT AMOUNTS OF OFF-BALANCE         |/////////////////|/////////////////|
    SHEET ITEMS ASSIGNED TO THE 100 PERCENT RISK CATAGORY:      |/////////////////|/////////////////|
    a. ASSETS RECORDED ON THE BALANCE SHEET.....................|3804  10,160,621 |/////////////////| 7.a.
    b. CREDIT EQUIVALENT AMOUNT OF OFF-BALANCE SHEET ITEMS......|/////////////////|3805   3,265,622 | 7.b.
 8. ON-BALANCE SHEET VALUES (OR PORTIONS THEREOF) OF INTEREST   |/////////////////|/////////////////|
    RATE, FOREIGN EXCHANGE RATE, AND COMMODITY CONTRACTS WHICH  |/////////////////|/////////////////|
    HAVE A CAPITAL ASSESSMENT FOR THEIR OFF-BALANCE SHEET       |/////////////////|/////////////////|
    EXPOSURE UNDER THE RISK-BASED CAPITAL GUIDELINES AND THOSE  |/////////////////|/////////////////|
    CONTRACTS (E.G. FUTURES CONTRACTS) EXCLUDED FROM THE CALCU- |/////////////////|/////////////////|
    LATION OF THE RISK-BASED CAPITAL RATIO (EXCLUDE MARGIN      |/////////////////|/////////////////|
    ACCOUNTS AND ACCRUED RECEIVABLES FROM THIS ITEM)............|3806           0 |/////////////////| 8.
 9. TOTAL ASSETS RECORDED ON THE BALANCE SHEET (SUM OF ITEMS    |/////////////////|/////////////////|
    4.a, 5.a, 6.a, 7.a, AND 8, COLUMN A) (MUST EQUAL SCHEDULE   |/////////////////|/////////////////|
    RC, ITEM 12. PLUS ITEMS 4.b. AND 4.c. PLUS SCHEDULE RC-B,   |/////////////////|/////////////////|
    ITEM 6.a.(3), COLUMN A).....................................|3807  21,714,309 |/////////////////| 9.
                                                                |-----------------|-----------------|

                                                                |-----------------|-----------------|
MEMORANDUM                                                      |   (COLUMN A)    |   (COLUMN B)    |
                                                                |    NOTIONAL     | REPLACEMENT COST|
                                                                | PRINCIPAL VALUE |  (MARKET VALUE) |
                                                                |-----------------|-----------------|
                                    DOLLAR AMOUNTS IN THOUSANDS |      Bil Mil Tho|      Bil Mil Tho|
- ----------------------------------------------------------------|-----------------|-----------------|
 1. NOTIONAL PRINCIPAL VALUE AND REPLACEMENT COST OF INTEREST   |/////////////////|/////////////////|
    RATE AND FOREIGN EXCHANGE RATE CONTRACTS (IN COLUMN B, RE-  |/////////////////|/////////////////|
    PORT ONLY THOSE CONTRACTS WITH A POSITIVE REPLACEMENT COST):|/////////////////|/////////////////|
    a. INTEREST RATE CONTRACTS (EXCLUDE FUTURES CONTRACTS)......|/////////////////|3808     245,348 | M.1.a.
       (1) WITH A REMAINING MATURITY OF ONE YEAR OR LESS........|3809   1,194,899 |/////////////////| M.1.a.(1)
       (2) WITH A REMAINING MATURITY OF OVER ONE YEAR...........|3810   4,854,651 |/////////////////| M.1.a.(2)
    b. FOREIGN EXCHANGE RATE CONTRACTS(EXCLUDE CONTRACTS WITH   |/////////////////|/////////////////|
       AN ORIGINAL MATURITY OF 14 DAYS OR LESS AND FUTURES      |/////////////////|/////////////////|
       CONTRACTS)...............................................|/////////////////|3811       4,394 | M.1.b.
       (1) WITH A REMAINING MATURITY OF ONE YEAR OR LESS........|3812     268,412 |/////////////////| M.1.b.(1)
       (2) WITH A REMAINING MATURITY OF OVER ONE YEAR...........|3813       3,740 |/////////////////| M.1.b.(2)
                                                                |-----------------|-----------------|

_____________________
(1) DO NOT REPORT IN COLUMN B THE RISK-WEIGHTED AMOUNT OF ASSETS REPORTED IN COLUMN A.

FDIC Certificate Number: 03263                                       FFIEC 031
                                                                     Page RC-23
                                                                         (33)

              OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
                REPORTED IN THE REPORTS OF CONDITION AND INCOME
                   at close of business on December 31, 1993

Texas Commerce Bank National Association       Houston         Texas
- --------------------------------------------   --------------  --------------
Legal Title of Bank                            City            State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS,
REFERENCES TO   THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N,
OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material change are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DIS CLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANGEMENT OF THE REPORTING BANK.

- -------------------------------------------------------------- |C471|C472|<--

No comment  /   /  (RCON 6979)

BANK MANAGEMENT STATEMENT (please type or print clearly).
(TEXT 6990)

During the fourth quarter of 1993, Texas Commerce Bank National Association combined with the following banks: TCB-Austin, N.A.; TCB-Beaumont, N.A.; TCB, National Association; TCB-El Paso, N.A.; TCB-Midland, N.A.;
TCB-New Braunfels, N.A.; TCB-Odessa, N.A.; TCB-Rio Grande Valley, N.A.;
and TCB-San Antonio, N.A. The Reports of Condition and Income for the period ended December 31, 1993 are reported on a fully consolidated basis.



                      /s/ KENNETH L. TILTIN                  January 27, 19__
                 --------------------------------------     ------------------
                 SIGNATURE OF EXECUTIVE OFFICER OF BANK      DATE OF SIGNATURE

                                                                          (34)

             THIS PAGE IS TO BE COMPLETED BY NATIONAL BANKS ONLY

                                                                          |             OMB No. For OCC:  1557-0081
               NAME AND ADDRESS OF BANK                                   |             OMB No. For FDIC: 3064-0052
                                                                          |      OMB No. for Federal Reserve: 7100-0036
CALL NO. 186            31              12-31-93                          |              EXPIRATION DATE: 02/28/93
CERT:  03263         00373      STBK     48-3926                          |
                                                                          |                  SPECIAL REPORT
TEXAS COMMERCE BANK NATIONAL ASSOCIA                                      |          (DOLLAR AMOUNTS IN THOUSANDS)
P.O. BOX 2558                                                             |
HOUSTON, TX   77252                                                       |--------------------------------------------------
                                                                          |CLOSE OF BUSINENESS  | FDIC CERTIFICATE NUMBER
                                                                          |DATE                 |
                                                                          |                     |               |---------|
                                                                          |       12-31-93      |       03263   |  C-700  |<-
- -----------------------------------------------------------------------------------------------------------------------------

LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)

The following information is required by Public Law 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made SINCE THE DATE OF THE PREVIOUS REPORT OF CONDITION. Data regarding individual loans or extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $5,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit, " respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.

- --------------------------------------------------------------------------------------------------------------------
   a. Number of loans to executive officers since the previous Call Report Date...........| 3561 |            0 | a.
   b. Total dollar amount of above loans (in thousands of dollars)........................| 3562 |            0 | b.
                                                                            |RCFD|               |RCFD|         |
   c. Range of interest charged on above loans (example 9 3/4% - 9.75)......|7701|      0.0 % to |7702|   0.0 % | c.
- --------------------------------------------------------------------------------------------------------------------





- --------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                  |DATE (Month,Day,Year)
                                                                          |
                                                                          |
         Kenneth L. Tilton, EVP & Controller                              |     January 27, 1994
- --------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED (TEXT 8903)    |AREA CODE/TELEPHONE NUMBER (TEXT 8904)
                                                                          |
         Karen Gatenby , Vice President                                   |       (713) 216-5263
- --------------------------------------------------------------------------------------------------------------------




FDIC 8040/53 (12-92)